UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-10381

PIMCO New York Municipal Income Fund

(Exact name of registrant as specified in charter)

1633 Broadway, New York, NY 10019

(Address of principal executive offices)

William G. Galipeau

Treasurer (Principal Financial & Accounting Officer)

650 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

David C. Sullivan

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Registrant’s telephone number, including area code: (844) 337-4626

Date of fiscal year end: December 31

Date of reporting period: December 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Shareholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1).

PIMCO Closed-End Funds

Annual Report

December 31, 2016

PIMCO Municipal Income Fund

PIMCO Municipal Income Fund II

PIMCO Municipal Income Fund III

PIMCO California Municipal Income Fund

PIMCO California Municipal Income Fund II

PIMCO California Municipal Income Fund III

PIMCO New York Municipal Income Fund

PIMCO New York Municipal Income Fund II

PIMCO New York Municipal Income Fund III

		Page

Letter from the Chairman of the Board & President		2
Important Information About the Funds		4
Financial Highlights		18
Statements of Assets and Liabilities		22
Statements of Operations		24
Statements of Changes in Net Assets		27
Notes to Financial Statements		55
Report of Independent Registered Public Accounting Firm		69
Glossary		70
Shareholder Meeting Results		71
Changes to Portfolio Managers		73
Dividend Reinvestment Plan		74
Management of the Funds		76
Privacy Policy		79

Fund	Fund Summary	Schedule of Investments

PIMCO Municipal Income Fund	8	31
PIMCO Municipal Income Fund II	9	35
PIMCO Municipal Income Fund III	10	39
PIMCO California Municipal Income Fund	11	43
PIMCO California Municipal Income Fund II	12	45
PIMCO California Municipal Income Fund III	13	47
PIMCO New York Municipal Income Fund	14	49
PIMCO New York Municipal Income Fund II	15	51
PIMCO New York Municipal Income Fund III	16	53

Letter from the Chairman of the Board & President

Dear Shareholder,

The financial markets experienced periods of heightened volatility during the reporting period. This was driven by a number of factors, including mixed economic data, questions regarding future monetary policy, the potential fallout from British voters’ decision to leave the European Union (“Brexit”), the results of the November elections in the U.S. and several geopolitical issues.

For the 12-month reporting period ended December 31, 2016

The U.S. economy continued to expand during the reporting period, although the pace was relatively modest overall. Looking back, U.S. gross domestic product (“GDP”), which represents the value of goods and services produced in the country, the broadest measure of economic activity and the principal indicator of economic performance, expanded at a 0.9% annual pace during the first quarter of 2016. After decelerating to 0.8% during the second quarter, GDP grew at a 3.5% annual pace during the third quarter — the strongest reading in two years. Finally, the Commerce Department’s initial reading — released after the end of the reporting period — showed that fourth quarter 2016 GDP grew at an annual pace of 1.9%.

At its meeting in December 2015, the Federal Reserve (“Fed”) took its initial step toward normalizing monetary policy. In particular, the Fed raised interest rates from a range between 0% and 0.25% to a range between 0.25% and 0.50%. During its first seven meetings in 2016, the Fed remained on hold as it monitored incoming economic data, as well as several geopolitical events. Then, in a well-telegraphed move, the Fed again raised interest rates in December 2016 to a range between 0.50% and 0.75%. In its official statement following the Fed’s December meeting it said, “The Committee expects that economic conditions will evolve in a manner that will warrant only gradual increases in the federal funds rate; the federal funds rate is likely to remain, for some time, below levels that are expected to prevail in the longer run. However, the actual path of the federal funds rate will depend on the economic outlook as informed by incoming data.”

After generating positive returns during each of the first eight months of the reporting period, the municipal bond market’s gains were largely erased over the final four months of the period. The municipal bond market was initially supported by generally positive fundamentals, attractive valuations and strong investor demand. However, the municipal bond market then confronted several headwinds, including rising yields, a sizable increase in new issuance and uncertainties regarding tax and other policies under the Trump administration. All told, the Bloomberg Barclays Municipal Bond Index gained 0.25% during the 12 months ended December 31, 2016. In comparison, the overall taxable fixed income market, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, returned 2.65% over the same period.

Outlook

PIMCO’s baseline view is for the aging U.S. economic expansion to continue during the remainder of 2017. PIMCO foresees U.S. GDP growth of 2%-2.5% in 2017, twice the annualized growth rate from the fourth quarter of 2015 through the second quarter of 2016, but below the 3.5% rate during the third quarter of 2016. PIMCO believes business investment will likely snap back, helped by higher energy prices and, eventually, more clarity on corporate tax reform. In PIMCO’s view, consumer spending will be supported by a further decline in unemployment, rising wages and expectations of personal income tax cuts to be enacted at the end of 2017. Meanwhile PIMCO expects headline Consumer Price Index (“CPI”) inflation to increase and to converge with core inflation above 2%, with the Fed raising interest rates two or three times during 2017 (with risks to the upside).

Given the recent increase in yields and uncertainties regarding fiscal policy, PIMCO believes tax-exempt municipal bonds may face continued near-term volatility. However, PIMCO feels this could create opportunities for active management, as valuations have already adjusted to levels that benefit U.S. investors in federal tax brackets well below 33%. While the markets have quickly priced in a shift in policy, PIMCO believes actual policy execution will

2	PIMCO CLOSED-END FUNDS

likely unfold over several years. Meanwhile, municipal credit fundamentals have strengthened, and PIMCO believes an agenda focused on fiscal stimulus and infrastructure may offer further support.

In the following pages of this PIMCO Closed-End Funds Annual Report, please find specific details regarding investment performance and a discussion of factors that most affected the Funds’ performance over the 12 months ended December 31, 2016.

Thank you for investing with us. We value your trust and will continue to work diligently to meet your investment needs. If you have questions regarding any of your PIMCO Closed-End Funds investments, please contact your financial advisor or call the Funds’ shareholder servicing agent at (844) 33-PIMCO or (844) 337-4626. We also invite you to visit our website at www.pimco.com to learn more about our views.

Sincerely,

Hans W. Kertess	Peter G. Strelow
Chairman of the Board of Trustees	President

ANNUAL REPORT	DECEMBER 31, 2016	3

Important Information About the Funds

We believe that bond funds have an important role to play in a well- diversified investment portfolio. It is important to note, however, that in an environment where interest rates trend upward, rising rates would negatively impact the performance of most bond funds, and fixed- income securities held by a Fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund Management will anticipate such movement. As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with rising interest rates. This is especially true since the Federal Reserve Board has concluded its quantitative easing program and, at its meetings on December 16, 2015, and December 14, 2016, raised interest rates for the first time since 2006. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets” in corporate bonds. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in increased losses to a Fund. Bond funds and individual bonds with a longer duration (a measure of the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. In addition, in the current low interest rate environment, the market price of the Funds’ common shares may be particularly sensitive to changes in interest rates or the perception that there will be a change in interest rates.

A Fund that invests in the municipal bond market is subject to certain risks. The amount of public information available about the municipal bonds held by a Fund is generally less than that for corporate equities or bonds, and the investment performance of the Fund may therefore be more dependent on the analytical abilities of PIMCO than would be a stock fund or taxable bond fund. The secondary market for municipal bonds also tends to be less well-developed or liquid than many other securities markets, which may adversely affect a Fund’s ability to sell its bonds at attractive prices. The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipal issuers to levy taxes. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, a Fund investing in the issuer’s securities could experience delays in collecting principal and interest and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, a Fund may, in some instances, take possession of, and manage, the assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses. Any income derived from the Fund’s ownership or operation of such assets may not be tax-exempt.

A Fund that concentrates its investments in California municipal bonds may be affected significantly by economic, regulatory or political developments affecting the ability of California issuers to pay interest or repay principal. Certain issuers of California municipal bonds have experienced serious financial difficulties in the past and reoccurrence of these difficulties may impair the ability of certain California issuers to pay principal or interest on their obligations. Provisions of the California Constitution and State statutes that limit the taxing and spending authority of California governmental entities may impair the ability of California issuers to pay principal and/or interest on their obligations. While California’s economy is broad, it does have major concentrations in high technology, aerospace and defense-related manufacturing, trade, entertainment, real estate and financial services, and may be sensitive to economic problems affecting those industries. Future California political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulations, litigation and voter initiatives could have an adverse effect on the debt obligations of California issuers.

A Fund that concentrates its investments in New York municipal bonds may be affected significantly by economic, regulatory or political developments affecting the ability of New York issuers to pay interest or repay principal. While New York’s economy is broad, it does have concentrations in the financial services industry, and may be sensitive to economic problems affecting that industry. Certain issuers of New York municipal bonds have experienced serious financial difficulties in the past and a reoccurrence of these difficulties may impair the ability of certain New York issuers to pay principal or interest on their obligations. The financial health of New York City affects that of the State, and when New York City experiences financial difficulty it may have an adverse effect on New York municipal bonds held by a Fund. The growth rate of New York has at times been somewhat slower than the nation overall. The economic and financial condition of New York also may be affected by various financial, social, economic and political factors.

4	PIMCO CLOSED-END FUNDS

The use of derivatives may subject the Funds to greater volatility than investments in traditional securities. The Funds may use derivative instruments for hedging purposes or as part of an investment strategy.

Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, call risk, credit risk, management risk and the risk that a Fund could not close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on a Fund. For example, a small investment in a derivative instrument may have a significant impact on a Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in a Fund’s net asset value (“NAV”). A Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying a derivative instrument. A Fund may invest a significant portion of its assets in these types of instruments. If it does, a Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not directly own. Changes in regulation relating to a registered investment company’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives and adversely affect the value or performance of derivatives and a Fund. For instance, in December 2015, the SEC proposed new regulations applicable to a mutual fund’s use of derivatives and related instruments. If adopted as proposed, these regulations could significantly limit or impact a Fund’s ability to invest in derivatives and other instruments, limit a Fund’s ability to employ certain strategies that use derivatives and adversely affect a Fund’s performance, efficiency in implementing its strategy, liquidity and ability to pursue its investment objectives.

A Fund’s use of leverage creates the opportunity for increased income for the Fund’s common shareholders, but also creates special risks. Leverage is a speculative technique that may expose a Fund to greater risk and increased costs. If shorter-term interest rates rise relative to the rate of return on a Fund’s portfolio, the interest and other costs to the Fund of leverage could exceed the rate of return on the debt obligations and other investments held by the Fund, thereby reducing return to the Fund’s common shareholders. In addition, fees and expenses of any form of leverage used by a Fund will be borne entirely by its common shareholders (and not by preferred shareholders, if any) and will reduce the investment return of the Fund’s common shares. There can be no assurance that a Fund’s use of leverage will result in a higher yield on its common shares, and it may result in losses. Leverage creates several major types of risks for a Fund’s common shareholders, including: (1) the likelihood of greater volatility of net asset value and market price of the Fund’s common shares, and of the investment return to the Fund’s common shareholders, than a comparable portfolio without leverage; (2) the possibility either that the Fund’s common share dividends will fall if the interest and other costs of leverage rise, or that dividends paid on the Fund’s common shares will fluctuate because such costs vary over time; and (3) the effects of leverage in a declining market or a rising interest rate environment, as leverage is likely to cause a greater decline in the net asset value of the Fund’s common shares than if the Fund were not leveraged and may result in a greater decline in the market value of the Fund’s common shares.

There is a risk that a Fund investing in a tender option bond program will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain tender option bonds may be illiquid or may become illiquid as a result of, among other things, a credit rating downgrade, a payment default or a disqualification from tax-exempt status. A Fund’s investment in the securities issued by a tender option bond trust may involve greater risk and volatility than an investment in a fixed rate bond, and the value of such securities may decrease significantly when market interest rates increase. Tender option bond trusts could be terminated due to market, credit or other events beyond the Funds’ control, which could require the Funds to reduce leverage and dispose of portfolio investments at inopportune times and prices. A Fund may use a tender option bond program as a way of achieving leverage in its portfolio, in which case the Fund will be subject to leverage risk.

High-yield bonds (commonly referred to as “junk bonds”) typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that a Fund will lose money on its investment. The Funds may also invest in bonds and other instruments that are not rated, but which PIMCO considers to be equivalent to high-yield investments. The Funds may hold defaulted securities that may involve special considerations including bankruptcy proceedings, other regulatory and legal restrictions affecting the Funds’ ability to trade, and the availability of prices from independent pricing services or dealer quotations. Defaulted securities are often illiquid and may not be actively traded. Sale of securities in bankrupt companies at an acceptable price may be difficult and differences compared to the value of the securities used by the Funds could be material.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do

ANNUAL REPORT	DECEMBER 31, 2016	5

Important Information About the Funds (Cont.)

not rise as much, or as quickly, as interest rates in general. Conversely floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When a Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the Funds’ shares.

As the use of technology has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may cause a Fund to lose proprietary information, suffer data corruption, or lose operational capacity. Cyber security breaches may involve unauthorized access to a Fund’s digital information systems (e.g., through “hacking” or malicious software coding), but may also result from outside attacks such as denial-of-service attacks (i.e., efforts to make network services unavailable to intended users). In addition, cyber security breaches of a Fund’s third party service providers (including but not limited to advisers, sub-advisers, administrators, transfer agents, custodians, distributors and other third parties) or issuers that a Fund invests in can also subject a Fund to many of the same risks associated with direct cyber security breaches. Cyber security failures or breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. Like with operational risk in general, the Funds have established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially since the Funds do not directly control the cyber security systems of issuers or third party service providers. The Funds and their shareholders could be negatively impacted as a result.

The common shares of the Funds trade on the New York Stock Exchange. As with any stock, the price of a Fund’s common shares will fluctuate with market conditions and other factors. If you sell your common shares of a Fund, the price received may be more or less than your original investment. Shares of closed-end management investment companies frequently trade at a discount from their net asset value.

The common shares of a Fund may trade at a price that is less than the initial offering price and/or the net asset value of such shares. Further, if a Fund’s shares trade at a price that is more than the initial offering price and/or the net asset value of such shares, including at a substantial premium and/or for an extended period of time, there is no assurance that any such premium will be sustained for any period of time and will not decrease, or that the shares will not trade at a discount to net asset value thereafter.

The Funds may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: asset allocation risk, credit risk, stressed securities risk, distressed and defaulted securities risk, corporate bond risk, market risk, issuer risk, liquidity risk, equity securities and related market risk, mortgage-related and other asset-backed securities risk, extension risk, prepayment risk, privately issued mortgage-related securities risk, mortgage market/ subprime risk, currency risk, redenomination risk, non-diversification risk, management risk, municipal bond risk, tender option bond risk, inflation-indexed security risk, senior debt risk, loans, participations and assignments risk, reinvestment risk, real estate risk, U.S. Government securities risk, foreign (non-U.S.) government securities risk, valuation risk, segregation and cover risk, focused investment risk, credit default swaps risk, event-linked securities risk, counterparty risk, preferred securities risk, confidential information access risk, other investment companies risk, private placements risk, inflation/deflation risk, regulatory risk, tax risk, recent economic conditions risk, market disruptions and geopolitical risk, potential conflicts of interest involving allocation of investment opportunities, repurchase agreements risk, securities lending risk, zero-coupon bond and payment-in-kind securities risk, portfolio turnover risk, smaller company risk, short sale risk and convertible securities risk. A description of certain of these risks is available in the Notes to Financial Statements of this Report.

On each Fund Summary page in this Shareholder Report, the Average Annual Total Return table measures performance assuming that all dividend and capital gain distributions were reinvested. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total return for a period of more than one year represents the average annual total return. Performance at market price will differ from results at NAV. Although market price returns tend to reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about a Fund, market conditions, supply and demand for the Fund’s shares, or changes in the Fund’s dividends. Performance shown is net of fees and expenses.

6	PIMCO CLOSED-END FUNDS

The following table discloses the commencement of operations and diversification status of each Fund:

Fund Name	Commencement of Operations	Diversification Status
PIMCO Municipal Income Fund	06/29/01	Diversified
PIMCO Municipal Income Fund II	06/28/02	Diversified
PIMCO Municipal Income Fund III	10/31/02	Diversified
PIMCO California Municipal Income Fund	06/29/01	Diversified
PIMCO California Municipal Income Fund II	06/28/02	Diversified
PIMCO California Municipal Income Fund III	10/31/02	Diversified
PIMCO New York Municipal Income Fund	06/29/01	Non-diversified
PIMCO New York Municipal Income Fund II	06/28/02	Non-diversified
PIMCO New York Municipal Income Fund III	10/31/02	Non-diversified

An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Funds.

The Trustees are responsible generally for overseeing the management of the Funds. The Trustees authorize the Funds to enter into service agreements with the Investment Manager and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s original or any subsequent prospectus or Statement of Additional Information (SAI), any press release or shareholder report, any contracts filed as exhibits to a Fund’s registration statement, nor any other communications, disclosure documents or regulatory filings from or on behalf of a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Fund, a service provider to the Fund, and/or the Trustees or officers of the Fund, on the other hand. The Trustees (or the Funds and their officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent or use a new prospectus or SAI with respect to a Fund, adopt and disclose new or amended policies and other changes in press releases and shareholder reports and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement was specifically disclosed in a Fund’s prospectus, SAI or shareholder report and is otherwise still in effect.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Funds at (844) 33-PIMCO (844-337-4626), on the Funds’ website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Each Fund files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-Q. A copy of each Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request by calling the Funds at (844) 33-PIMCO (844-337-4626) and on the Funds’ website at www.pimco.com.

Updated portfolio holdings information about a Fund will be available at www.pimco.com approximately 15 calendar days after such Fund’s most recent fiscal quarter end, and will remain accessible until such Fund files a Form N-Q or a shareholder report for the period which includes the date of the information. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ANNUAL REPORT	DECEMBER 31, 2016	7

PIMCO Municipal Income Fund

Symbol on NYSE - PMF

Allocation Breakdown as of 12/31/2016†§

Municipal Bonds & Notes
Health, Hospital & Nursing Home Revenue	24.0%
Tobacco Settlement Funded	8.9%
Ad Valorem Property Tax	8.5%
Highway Revenue Tolls	8.2%
Natural Gas Revenue	6.0%
Miscellaneous Revenue	5.5%
Miscellaneous Taxes	4.7%
Electric Power & Light Revenue	4.5%
College & University Revenue	3.8%
Special Assessment	3.7%
Water Revenue	3.5%
Port, Airport & Marina Revenue	3.3%
Industrial Revenue	3.1%
Sewer Revenue	2.5%
General Fund	2.3%
Nuclear Revenue	2.1%
Sales Tax Revenue	1.9%
Other	3.4%
Short-Term Instruments	0.1%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Fund Information (as of December 31, 2016)(1)

Market Price	$14.39
NAV	$12.44
Premium/(Discount) to NAV	15.68%
Market Price Distribution Yield(2)	6.78%
NAV Distribution Yield(2)	7.84%
Total Effective Leverage(3)	42%

Average Annual Total Return(1) for the period ended December 31, 2016
	1 Year	5 Year	10 Year	Commencement of Operations (06/29/01)
Market Price	(0.71)%	7.42%	5.40%	6.90%
NAV	0.86%	8.36%	6.25%	6.82%

All Fund returns are net of fees and expenses.

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Total return, market price, NAV, market price distribution yield, and NAV distribution yield will fluctuate with changes in market conditions. For performance current to the most recent month-end, visit www.pimco.com or call (844) 33-PIMCO.

(2)

Distribution yields are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (ROC) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

PIMCO Municipal Income Fund’s primary investment objective is to seek to provide current income exempt from federal income tax.

Fund Insights at NAV

The following impacted performance during the reporting period:

»	Long-duration detracted from performance, as municipal yields moved higher across the curve.

»	Exposure to the revenue-backed municipal sector contributed to performance.

»	Exposure to the high yield tobacco and health care sectors contributed to performance.

»	Security selection within the transportation sector contributed to performance.

»	Security selection within the special tax sector detracted from performance.

8	PIMCO CLOSED-END FUNDS

PIMCO Municipal Income Fund II

Symbol on NYSE - PML

Allocation Breakdown as of 12/31/2016†§

Municipal Bonds & Notes
Health, Hospital & Nursing Home Revenue	23.3%
Tobacco Settlement Funded	11.5%
Highway Revenue Tolls	7.3%
Miscellaneous Taxes	7.1%
Natural Gas Revenue	6.8%
Ad Valorem Property Tax	6.2%
Industrial Revenue	5.9%
Electric Power & Light Revenue	3.9%
Water Revenue	3.7%
Sewer Revenue	3.3%
College & University Revenue	3.3%
Miscellaneous Revenue	2.9%
Lease (Appropriation)	2.6%
General Fund	2.5%
Port, Airport & Marina Revenue	2.1%
Sales Tax Revenue	1.7%
Other	5.8%
Short-Term Instruments	0.1%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Fund Information (as of December 31, 2016)(1)

Market Price	$12.22
NAV	$11.81
Premium/(Discount) to NAV	3.47%
Market Price Distribution Yield(2)	6.38%
NAV Distribution Yield(2)	6.60%
Total Effective Leverage(3)	38%

Average Annual Total Return(1) for the period ended December 31, 2016
	1 Year	5 Year	10 Year	Commencement of Operations (06/28/02)
Market Price	3.90%	8.47%	4.19%	5.46%
NAV	1.39%	8.30%	4.36%	5.57%

All Fund returns are net of fees and expenses.

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Total return, market price, NAV, market price distribution yield, and NAV distribution yield will fluctuate with changes in market conditions. For performance current to the most recent month-end, visit www.pimco.com or call (844) 33-PIMCO.

(2)

Distribution yields are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (ROC) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

PIMCO Municipal Income Fund II’s primary investment objective is to seek to provide current income exempt from federal income tax.

Fund Insights at NAV

The following impacted performance during the reporting period:

»	Long-duration detracted from performance, as municipal yields moved higher across the curve.

»	Exposure to the revenue-backed municipal sector contributed to performance.

»	Exposure to the tobacco sector contributed to performance.

»	Security selection within the transportation, water and sewer utility and electric utility sectors contributed to performance.

ANNUAL REPORT	DECEMBER 31, 2016	9

PIMCO Municipal Income Fund III

Symbol on NYSE - PMX

Allocation Breakdown as of 12/31/2016†§

Municipal Bonds & Notes
Health, Hospital & Nursing Home Revenue	19.7%
Tobacco Settlement Funded	10.5%
Sewer Revenue	9.3%
Highway Revenue Tolls	8.4%
Water Revenue	6.2%
Natural Gas Revenue	5.2%
General Fund	5.1%
Ad Valorem Property Tax	4.2%
Recreational Revenue	4.1%
Nuclear Revenue	3.9%
Electric Power & Light Revenue	3.7%
Miscellaneous Revenue	3.6%
Industrial Revenue	2.5%
Lease (Appropriation)	2.3%
College & University Revenue	2.3%
Port, Airport & Marina Revenue	1.7%
Appropriations	1.3%
Miscellaneous Taxes	1.2%
Local or Guaranteed Housing	1.0%
Other	3.3%
Short-Term Instruments	0.5%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Fund Information (as of December 31, 2016)(1)

Market Price	$11.37
NAV	$10.67
Premium/(Discount) to NAV	6.56%
Market Price Distribution Yield(2)	6.58%
NAV Distribution Yield(2)	7.01%
Total Effective Leverage(3)	39%

Average Annual Total Return(1) for the period ended December 31, 2016
	1 Year	5 Year	10 Year	Commencement of Operations (10/31/02)
Market Price	5.33%	7.95%	3.98%	5.26%
NAV	2.35%	9.21%	4.25%	5.37%

All Fund returns are net of fees and expenses.

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Total return, market price, NAV, market price distribution yield, and NAV distribution yield will fluctuate with changes in market conditions. For performance current to the most recent month-end, visit www.pimco.com or call (844) 33-PIMCO.

(2)

Distribution yields are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (ROC) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

PIMCO Municipal Income Fund III’s primary investment objective is to seek to provide current income exempt from federal income tax.

Fund Insights at NAV

The following impacted performance during the reporting period:

»	Long-duration detracted from performance, as municipal yields moved higher across the curve.

»	Exposure to the revenue-backed municipal sector contributed to performance.

»	Security selection within the lease-backed sector contributed to performance.

»	Exposure to the tobacco and water and sewer utility sectors contributed to performance.

»	Security selection within the special tax sector detracted from performance.

10	PIMCO CLOSED-END FUNDS

PIMCO California Municipal Income Fund

Symbol on NYSE - PCQ

Allocation Breakdown as of 12/31/2016†§

Municipal Bonds & Notes
Health, Hospital & Nursing Home Revenue	25.5%
Ad Valorem Property Tax	14.3%
College & University Revenue	9.9%
Tobacco Settlement Funded	9.6%
Lease (Abatement)	9.0%
Electric Power & Light Revenue	7.4%
Natural Gas Revenue	7.1%
Water Revenue	5.3%
Local or Guaranteed Housing	2.8%
Highway Revenue Tolls	2.4%
General Fund	1.8%
Tax Increment/Allocation Revenue	1.4%
Port, Airport & Marina Revenue	1.2%
Special Assessment	1.2%
Other	1.1%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Fund Information (as of December 31, 2016)(1)

Market Price	$15.68
NAV	$13.83
Premium/(Discount) to NAV	13.38%
Market Price Distribution Yield(2)	5.89%
NAV Distribution Yield(2)	6.68%
Total Effective Leverage(3)	42%

Average Annual Total Return(1) for the period ended December 31, 2016
	1 Year	5 Year	10 Year	Commencement of Operations (06/29/01)
Market Price	5.96%	9.93%	5.80%	7.11%
NAV	0.77%	8.48%	6.42%	6.77%

All Fund returns are net of fees and expenses.

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Total return, market price, NAV, market price distribution yield, and NAV distribution yield will fluctuate with changes in market conditions. For performance current to the most recent month-end, visit www.pimco.com or call (844) 33-PIMCO.

(2)

Distribution yields are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (ROC) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

PIMCO California Municipal Income Fund’s primary investment objective is to seek to provide current income exempt from federal and California income tax.

Fund Insights at NAV

The following impacted performance during the reporting period:

»	Long-duration detracted from performance, as municipal yields moved higher across the curve.

»	Exposure to the revenue-backed municipal sector contributed to performance.

»	Exposure to the high yield tobacco, lease-backed and electric utility sectors contributed to performance.

»	Security selection within the industrial revenue and health care sectors detracted from performance.

ANNUAL REPORT	DECEMBER 31, 2016	11

PIMCO California Municipal Income Fund II

Symbol on NYSE - PCK

Allocation Breakdown as of 12/31/2016†§

Municipal Bonds & Notes
Health, Hospital & Nursing Home Revenue	20.6%
Ad Valorem Property Tax	18.8%
Tobacco Settlement Funded	10.9%
College & University Revenue	9.0%
Natural Gas Revenue	7.0%
Electric Power & Light Revenue	6.9%
Highway Revenue Tolls	5.1%
Tax Increment/Allocation Revenue	4.9%
General Fund	2.9%
Lease (Abatement)	2.9%
Water Revenue	2.7%
Port, Airport & Marina Revenue	2.0%
Local or Guaranteed Housing	1.4%
Special Tax	1.4%
Special Assessment	1.1%
Private Schools	1.0%
Other	1.4%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Fund Information (as of December 31, 2016)(1)

Market Price	$9.20
NAV	$8.39
Premium/(Discount) to NAV	9.65%
Market Price Distribution Yield(2)	6.17%
NAV Distribution Yield(2)	6.77%
Total Effective Leverage(3)	44%

Average Annual Total Return(1) for the period ended December 31, 2016
	1 Year	5 Year	10 Year	Commencement of Operations (06/28/02)
Market Price	(1.58)%	6.98%	1.85%	3.95%
NAV	0.21%	9.63%	2.49%	4.13%

All Fund returns are net of fees and expenses.

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Total return, market price, NAV, market price distribution yield, and NAV distribution yield will fluctuate with changes in market conditions. For performance current to the most recent month-end, visit www.pimco.com or call (844) 33-PIMCO.

(2)

Distribution yields are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (ROC) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

PIMCO California Municipal Income Fund II’s primary investment objective is to seek to provide current income exempt from federal and California income tax.

Fund Insights at NAV

The following impacted performance during the reporting period:

»	Long-duration detracted from performance, as municipal yields moved higher across the curve.

»	Exposure to the revenue-backed municipal sector contributed to performance.

»	Exposure to the tobacco and special tax sectors contributed to performance.

»	Security selection within the education sector detracted from performance.

»	Security selection within the water and sewer utility sector detracted from performance.

12	PIMCO CLOSED-END FUNDS

PIMCO California Municipal Income Fund III

Symbol on NYSE - PZC

Allocation Breakdown as of 12/31/2016†§

Municipal Bonds & Notes
Health, Hospital & Nursing Home Revenue	29.0%
Ad Valorem Property Tax	14.7%
College & University Revenue	12.7%
Tobacco Settlement Funded	9.2%
Water Revenue	8.1%
Electric Power & Light Revenue	5.4%
Natural Gas Revenue	5.3%
Highway Revenue Tolls	2.8%
Lease (Abatement)	2.3%
General Fund	2.1%
Special Tax	1.8%
Sewer Revenue	1.5%
Tax Increment/Allocation Revenue	1.4%
Special Assessment	1.1%
Port, Airport & Marina Revenue	1.0%
Other	1.4%
Short-Term Instruments	0.2%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Fund Information (as of December 31, 2016)(1)

Market Price	$11.34
NAV	$9.67
Premium/(Discount) to NAV	17.27%
Market Price Distribution Yield(2)	6.35%
NAV Distribution Yield(2)	7.45%
Total Effective Leverage(3)	43%

Average Annual Total Return(1) for the period ended December 31, 2016
	1 Year	5 Year	10 Year	Commencement of Operations (10/31/02)
Market Price	1.27%	10.43%	2.52%	5.05%
NAV	0.51%	8.53%	2.89%	4.37%

All Fund returns are net of fees and expenses.

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Total return, market price, NAV, market price distribution yield, and NAV distribution yield will fluctuate with changes in market conditions. For performance current to the most recent month-end, visit www.pimco.com or call (844) 33-PIMCO.

(2)

Distribution yields are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (ROC) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

PIMCO California Municipal Income Fund III’s primary investment objective is to seek to provide current income exempt from federal and California income tax.

Fund Insights at NAV

The following impacted performance during the reporting period:

»	Long-duration detracted from performance, as municipal yields moved higher across the curve.

»	Exposure to the revenue-backed municipal sector contributed to performance.

»	Exposure to the tobacco and electric utility sectors contributed to performance.

»	Security selection within the industrial revenue and health care sectors detracted from performance.

ANNUAL REPORT	DECEMBER 31, 2016	13

PIMCO New York Municipal Income Fund

Symbol on NYSE - PNF

Allocation Breakdown as of 12/31/2016†§

Municipal Bonds & Notes
Tobacco Settlement Funded	13.9%
Miscellaneous Revenue	13.3%
College & University Revenue	13.2%
Industrial Revenue	12.9%
Health, Hospital & Nursing Home Revenue	8.1%
Transit Revenue	7.1%
Highway Revenue Tolls	5.5%
Miscellaneous Taxes	5.2%
Water Revenue	5.2%
Electric Power & Light Revenue	4.0%
Port, Airport & Marina Revenue	3.4%
Ad Valorem Property Tax	3.0%
Income Tax Revenue	2.7%
Recreational Revenue	2.4%
Charter School Aid	0.1%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Fund Information (as of December 31, 2016)(1)

Market Price	$11.91
NAV	$11.62
Premium/(Discount) to NAV	2.50%
Market Price Distribution Yield(2)	5.74%
NAV Distribution Yield(2)	5.89%
Total Effective Leverage(3)	42%

Average Annual Total Return(1) for the period ended December 31, 2016
	1 Year	5 Year	10 Year	Commencement of Operations (06/29/01)
Market Price	5.71%	7.19%	2.86%	4.80%
NAV	1.47%	7.59%	4.41%	4.98%

All Fund returns are net of fees and expenses.

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Total return, market price, NAV, market price distribution yield, and NAV distribution yield will fluctuate with changes in market conditions. For performance current to the most recent month-end, visit www.pimco.com or call (844) 33-PIMCO.

(2)

Distribution yields are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (ROC) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

PIMCO New York Municipal Income Fund’s primary investment objective is to seek to provide current income exempt from federal, New York State and New York City income tax.

Fund Insights at NAV

The following impacted performance during the reporting period:

»	Long-duration detracted from performance, as municipal yields moved higher across the curve.

»	Exposure to the revenue-backed municipal sector contributed to performance.

»	Exposure to the industrial revenue sector contributed to performance.

»	Security selection within the education and lease-backed sectors contributed to performance.

»	Security selection within the transportation sector detracted from performance.

14	PIMCO CLOSED-END FUNDS

PIMCO New York Municipal Income Fund II

Symbol on NYSE - PNI

Allocation Breakdown as of 12/31/2016†§

Municipal Bonds & Notes
Industrial Revenue	14.3%
Tobacco Settlement Funded	14.1%
Water Revenue	11.4%
Income Tax Revenue	9.8%
Transit Revenue	8.2%
College & University Revenue	6.4%
Ad Valorem Property Tax	5.3%
Miscellaneous Taxes	5.0%
Highway Revenue Tolls	4.3%
Health, Hospital & Nursing Home Revenue	4.2%
Recreational Revenue	4.0%
Port, Airport & Marina Revenue	3.9%
Miscellaneous Revenue	3.7%
Electric Power & Light Revenue	3.1%
Hotel Occupancy Tax	1.2%
Other	0.2%
Short-Term Instruments	0.9%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Fund Information (as of December 31, 2016)(1)

Market Price	$11.98
NAV	$10.71
Premium/(Discount) to NAV	11.86%
Market Price Distribution Yield(2)	6.64%
NAV Distribution Yield(2)	7.42%
Total Effective Leverage(3)	45%

Average Annual Total Return(1) for the period ended December 31, 2016
	1 Year	5 Year	10 Year	Commencement of Operations (06/28/02)
Market Price	3.28%	7.86%	4.42%	5.31%
NAV	0.54%	7.50%	3.76%	5.00%

All Fund returns are net of fees and expenses.

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Total return, market price, NAV, market price distribution yield, and NAV distribution yield will fluctuate with changes in market conditions. For performance current to the most recent month-end, visit www.pimco.com or call (844) 33-PIMCO.

(2)

Distribution yields are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (ROC) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

PIMCO New York Municipal Income Fund II’s primary investment objective is to seek to provide current income exempt from federal, New York State and New York City income tax.

Fund Insights at NAV

The following impacted performance during the reporting period:

»	Long-duration detracted from performance, as municipal yields moved higher across the curve.

»	Exposure to the revenue-backed municipal sector contributed to performance.

»	Exposure to the industrial revenue and tobacco sectors contributed to performance.

»	Security selection within the education sector contributed to performance.

»	Security selection within the transportation sector detracted from performance.

ANNUAL REPORT	DECEMBER 31, 2016	15

PIMCO New York Municipal Income Fund III

Symbol on NYSE - PYN

Allocation Breakdown as of 12/31/2016†§

Municipal Bonds & Notes
Industrial Revenue	14.3%
Tobacco Settlement Funded	14.1%
Water Revenue	11.4%
Income Tax Revenue	9.8%
Transit Revenue	8.2%
College & University Revenue	6.4%
Ad Valorem Property Tax	5.3%
Miscellaneous Taxes	5.0%
Highway Revenue Tolls	4.3%
Health, Hospital & Nursing Home Revenue	4.2%
Recreational Revenue	4.0%
Port, Airport & Marina Revenue	3.9%
Miscellaneous Revenue	3.7%
Electric Power & Light Revenue	3.1%
Hotel Occupancy Tax	1.2%
Other	0.2%
Short-Term Instruments	0.9%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Fund Information (as of December 31, 2016)(1)

Market Price	$10.04
NAV	$8.95
Premium/(Discount) to NAV	12.18%
Market Price Distribution Yield(2)	6.27%
NAV Distribution Yield(2)	7.04%
Total Effective Leverage(3)	44%

Average Annual Total Return(1) for the period ended December 31, 2016
	1 Year	5 Year	10 Year	Commencement of Operations (10/31/02)
Market Price	3.95%	8.03%	1.74%	3.67%
NAV	0.03%	7.10%	1.24%	3.20%

All Fund returns are net of fees and expenses.

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Total return, market price, NAV, market price distribution yield, and NAV distribution yield will fluctuate with changes in market conditions. For performance current to the most recent month-end, visit www.pimco.com or call (844) 33-PIMCO.

(2)

Distribution yields are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (ROC) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

PIMCO New York Municipal Income Fund III’s primary investment objective is to seek to provide current income exempt from federal, New York State and New York City income tax.

Fund Insights at NAV

The following impacted performance during the reporting period:

»	Long-duration detracted from performance, as municipal yields moved higher across the curve.

»	Exposure to the revenue-backed municipal sector contributed to performance.

»	Exposure to the industrial revenue, tobacco and health care sectors contributed to performance.

»	Security selection within the transportation sector detracted from performance.

16	PIMCO CLOSED-END FUNDS

(THIS PAGE INTENTIONALLY LEFT BLANK)

ANNUAL REPORT	DECEMBER 31, 2016	17

Financial Highlights

		Investment Operations		Less Distributions to Preferred Shareholders(b)		Less Distributions to Common Shareholders(b)

	Net Asset Value Beginning of Year or Period	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss)	From Net Investment Income	Net Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Operations	From Net Investment Income	Tax Basis Return of Capital	Total

PIMCO Municipal Income Fund
12/31/2016	$13.26	$0.90	$(0.68)	$(0.06)	$0.16	$(0.98)	$0.00	$(0.98)
05/01/2015 - 12/31/2015(f)	13.15	0.65	0.12	(0.01)	0.76	(0.65)	0.00	(0.65	)(i)
04/30/2015	12.57	0.93	0.64	(0.01)	1.56	(0.98)	0.00	(0.98)
04/30/2014	13.75	0.94	(1.13)	(0.01)	(0.20)	(0.98)	0.00	(0.98)
04/30/2013	12.93	0.95	0.87	(0.02)	1.80	(0.98)	0.00	(0.98)
04/30/2012	10.72	1.01	2.20	(0.02)	3.19	(0.98)	0.00	(0.98)

PIMCO Municipal Income Fund II
12/31/2016	$12.39	$0.79	$(0.55)	$(0.04)	$0.20	$(0.78)	$0.00	$(0.78)
06/01/2015 - 12/31/2015(g)	12.11	0.47	0.28	(0.01)	0.74	(0.46)	0.00	(0.46	)(i)
05/31/2015	11.94	0.81	0.15	(0.01)	0.95	(0.78)	0.00	(0.78)
05/31/2014	12.17	0.81	(0.25)	(0.01)	0.55	(0.78)	0.00	(0.78)
05/31/2013	11.91	0.82	0.23	(0.01)	1.04	(0.78)	0.00	(0.78)
05/31/2012	10.12	0.88	1.70	(0.01)	2.57	(0.78)	0.00	(0.78)

PIMCO Municipal Income Fund III
12/31/2016	$11.13	$0.77	$(0.44)	$(0.04)	$0.29	$(0.75)	$0.00	$(0.75)
10/01/2015 - 12/31/2015(h)	10.88	0.20	0.24	(0.00)^	0.44	(0.19)	0.00	(0.19	)(i)
09/30/2015	10.78	0.78	0.08	(0.01)	0.85	(0.75)	0.00	(0.75)
09/30/2014	9.58	0.75	1.25	(0.01)	1.99	(0.79)	0.00	(0.79)
09/30/2013	11.02	0.75	(1.34)	(0.01)	(0.60)	(0.84)	0.00	(0.84)
09/30/2012	9.69	0.83	1.35	(0.01)	2.17	(0.84)	0.00	(0.84)

PIMCO California Municipal Income Fund
12/31/2016	$14.61	$0.95	$(0.75)	$(0.06)	$0.14	$(0.92)	$0.00	$(0.92)
05/01/2015 - 12/31/2015(f)	14.33	0.65	0.26	(0.01)	0.90	(0.62)	0.00	(0.62	)(i)
04/30/2015	13.77	0.95	0.54	(0.01)	1.48	(0.92)	0.00	(0.92)
04/30/2014	14.71	0.99	(1.00)	(0.01)	(0.02)	(0.92)	0.00	(0.92)
04/30/2013	13.75	1.02	0.88	(0.02)	1.88	(0.92)	0.00	(0.92)
04/30/2012	11.32	1.08	2.29	(0.02)	3.35	(0.92)	0.00	(0.92)

PIMCO California Municipal Income Fund II
12/31/2016	$8.95	$0.62	$(0.53)	$(0.04)	$0.05	$(0.61)	$0.00	$(0.61)
06/01/2015 - 12/31/2015(g)	8.69	0.38	0.27	(0.01)	0.64	(0.38)	0.00	(0.38	)(i)
05/31/2015	8.61	0.66	0.08	(0.01)	0.73	(0.65)	0.00	(0.65)
05/31/2014	8.93	0.68	(0.26)	(0.01)	0.41	(0.66)	(0.07)	(0.73)
05/31/2013	8.65	0.69	0.35	(0.01)	1.03	(0.68)	(0.07)	(0.75)
05/31/2012	7.38	0.71	1.32	(0.01)	2.02	(0.70)	(0.05)	(0.75)

PIMCO California Municipal Income Fund III
12/31/2016	$10.31	$0.65	$(0.53)	$(0.04)	$0.08	$(0.72)	$0.00	$(0.72)
10/01/2015 - 12/31/2015(h)	10.08	0.17	0.24	(0.00)^	0.41	(0.18)	0.00	(0.18	)(i)
09/30/2015	10.02	0.68	0.11	(0.01)	0.78	(0.72)	0.00	(0.72)
09/30/2014	9.09	0.69	0.97	(0.01)	1.65	(0.72)	0.00	(0.72)
09/30/2013	10.23	0.79	(1.20)	(0.01)	(0.42)	(0.72)	0.00	(0.72)
09/30/2012	9.08	0.81	1.07	(0.01)	1.87	(0.72)	0.00	(0.72)

PIMCO New York Municipal Income Fund
12/31/2016	$12.10	$0.70	$(0.45)	$(0.05)	$0.20	$(0.68)	$0.00	$(0.68)
05/01/2015 - 12/31/2015(f)	11.92	0.47	0.18	(0.01)	0.64	(0.46)	0.00	(0.46	)(i)
04/30/2015	11.20	0.68	0.73	(0.01)	1.40	(0.68)	0.00	(0.68)
04/30/2014	12.04	0.67	(0.82)	(0.01)	(0.16)	(0.68)	0.00	(0.68)
04/30/2013	11.38	0.70	0.66	(0.02)	1.34	(0.68)	0.00	(0.68)
04/30/2012	9.92	0.74	1.41	(0.01)	2.14	(0.68)	0.00	(0.68)

18	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Common Share			Ratios/Supplemental Data
				Ratios to Average Net Assets
Net Assets Value End of Year or Period	Market Price End of Year or Period	Total Investment Return(c)	Net Assets Applicable to Common Shareholders (000s)	Expenses(d)(e)		Expenses Excluding Waivers(d)(e)		Expenses Excluding Interest Expense(d)		Expenses Excluding Interest Expense and Waivers(d)		Net Investment Income(d)		Preferred Shares Asset Coverage Per Share	Portfolio Turnover Rate

$12.44	$14.39	(0.71)%	$318,473	1.25%		1.25%		1.18%		1.18%		6.72%		$66,896	16%
13.26	15.45	5.27	338,342	1.22	*	1.22	*	1.21	*	1.21	*	7.42	*	69,516	15
13.15	15.38	21.47	334,775	1.25		1.25		1.22		1.22		7.12		69,049	9
12.57	13.58	(8.45)	319,155	1.30		1.30		1.27		1.27		7.74		66,993	15
13.75	16.05	11.96	348,162	1.22		1.23		1.19		1.20		6.99		70,809	9
12.93	15.28	27.20	326,741	1.28		1.35		1.22		1.29		8.42		67,990	18

$11.81	$12.22	3.90%	$727,513	1.16%		1.16%		1.08%		1.08%		6.27%		$74,548	12%
12.39	12.51	6.56	760,212	1.11	*	1.11	*	1.10	*	1.10	*	6.57	*	76,782	10
12.11	12.19	6.15	742,133	1.16		1.16		1.11		1.11		6.65		75,553	10
11.94	12.25	7.76	730,088	1.21		1.21		1.16		1.16		7.22		74,733	16
12.17	12.19	3.41	741,368	1.16		1.17		1.11		1.12		6.74		75,501	16
11.91	12.54	28.70	722,161	1.19		1.26		1.11		1.18		8.04		74,192	26

$10.67	$11.37	5.33%	$349,423	1.23%		1.23%		1.13%		1.13%		6.80%		$71,211	9%
11.13	11.51	6.70	363,382	1.19	*	1.19	*	1.17	*	1.17	*	7.09	*	73,123	2
10.88	10.97	9.65	355,368	1.23		1.23		1.17		1.17		7.14		72,006	5
10.78	10.71	10.69	351,139	1.29		1.29		1.23		1.23		7.47		71,447	15
9.58	10.45	(15.39)	311,231	1.27		1.27		1.20		1.20		7.04		66,168	20
11.02	13.31	33.20	357,139	1.27		1.33		1.17		1.23		8.00		72,239	25

$13.83	$15.68	5.96%	$258,476	1.29%		1.29%		1.17%		1.17%		6.49%		$68,070	15%
14.61	15.70	4.60	272,345	1.24	*	1.24	*	1.21	*	1.21	*	6.76	*	70,388	13
14.33	15.66	16.08	266,838	1.32		1.32		1.22		1.22		6.67		69,473	11
13.77	14.38	0.61	255,751	1.36		1.36		1.27		1.27		7.55		67,624	21
14.71	15.33	9.96	272,398	1.30		1.31		1.21		1.22		7.17		70,398	12
13.75	14.83	32.94	253,870	1.36		1.43		1.25		1.32		8.63		67,310	9

$8.39	$9.20	(1.58)%	$267,645	1.37%		1.37%		1.22%		1.22%		6.84%		$66,042	20%
8.95	9.94	6.19	285,097	1.25	*	1.25	*	1.23	*	1.23	*	7.42	*	68,724	10
8.69	9.75	9.85	276,525	1.32		1.32		1.21		1.21		7.48		67,411	12
8.61	9.52	(1.76)	273,289	1.41		1.41		1.30		1.30		8.51		66,915	14
8.93	10.51	11.41	282,181	1.34		1.35		1.23		1.24		7.65		68,279	13
8.65	10.15	19.59	272,570	1.44		1.52		1.24		1.32		8.99		66,804	25

$9.67	$11.34	1.27%	$214,646	1.33%		1.33%		1.19%		1.19%		6.31%		$67,922	15%
10.31	11.92	10.76	228,221	1.25	*	1.25	*	1.21	*	1.21	*	6.44	*	70,641	2
10.08	10.94	12.80	223,030	1.30		1.30		1.21		1.21		6.68		69,605	24
10.02	10.40	19.73	221,415	1.37		1.37		1.26		1.26		7.29		69,282	11
9.09	9.36	(13.98)	200,245	1.35		1.35		1.25		1.25		7.93		65,409	25
10.23	11.68	31.62	224,596	1.34		1.40		1.20		1.26		8.40		69,918	10

$11.62	$11.91	5.71%	$89,825	1.36%		1.36%		1.25%		1.25%		5.69%		$72,769	10%
12.10	11.90	7.23	93,205	1.27	*	1.27	*	1.26	*	1.26	*	5.82	*	74,574	5
11.92	11.54	7.72	91,832	1.39		1.39		1.31		1.31		5.78		73,847	1
11.20	11.36	(3.21)	86,211	1.46		1.46		1.40		1.40		6.28		70,857	10
12.04	12.52	12.96	92,509	1.36		1.37		1.30		1.31		5.89		74,203	16
11.38	11.73	26.36	87,126	1.37		1.44		1.31		1.38		7.00		71,341	21

ANNUAL REPORT	DECEMBER 31, 2016	19

Financial Highlights (Cont.)

		Investment Operations		Less Distributions to Preferred Shareholders(b)		Less Distributions to Common Shareholders(b)

	Net Asset Value Beginning of Year or Period	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss)	From Net Investment Income	Net Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Operations	From Net Investment Income	Tax Basis Return of Capital	Total

PIMCO New York Municipal Income Fund II
12/31/2016	$11.41	$0.72	$(0.57)	$(0.05)	$0.10	$(0.76)	$(0.04)	$(0.80)
06/01/2015 - 12/31/2015(g)	11.28	0.43	0.17	(0.01)	0.59	(0.46)	0.00	(0.46	)(i)
05/31/2015	10.98	0.75	0.36	(0.01)	1.10	(0.80)	0.00	(0.80)
05/31/2014	11.32	0.75	(0.28)	(0.01)	0.46	(0.80)	0.00	(0.80)
05/31/2013	11.37	0.79	(0.02)	(0.02)	0.75	(0.80)	0.00	(0.80)
05/31/2012	10.10	0.85	1.24	(0.02)	2.07	(0.80)	0.00	(0.80)

PIMCO New York Municipal Income Fund III
12/31/2016	$9.55	$0.56	$(0.49)	$(0.04)	$0.03	$(0.63)	$0.00	$(0.63)
10/01/2015 - 12/31/2015(h)	9.42	0.14	0.15	(0.00)^	0.29	(0.16)	0.00	(0.16	)(i)
09/30/2015	9.43	0.57	0.06	(0.01)	0.62	(0.63)	0.00	(0.63)
09/30/2014	8.51	0.56	1.00	(0.01)	1.55	(0.63)	0.00	(0.63)
09/30/2013	9.65	0.62	(1.12)	(0.01)	(0.51)	(0.63)	0.00	(0.63)
09/30/2012	8.82	0.77	0.70	(0.01)	1.46	(0.63)	0.00	(0.63)

*	Annualized
^	Reflects an amount rounding to less than one cent.
(a)	Per share amounts based on average number of common shares outstanding during the year.
(b)	The tax characterization of distributions is determined in accordance with federal income tax regulations. See Note 2 in the Notes to Financial Statements for more information.
(c)

Total investment return is calculated assuming a purchase of a common share at the market price on the first day and a sale of a common share at the market price on the last day of each year or period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Funds’ dividend reinvestment plan. Total investment return does not reflect brokerage commissions in connection with the purchase or sale of Fund shares.

(d)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.
(e)	Interest expense primarily relates to participation in borrowing and financing transactions. See Note 5 in the Notes to Financial Statements for more information.
(f)	Fiscal year end changed from April 30th to December 31st.
(g)	Fiscal year end changed from May 31st to December 31st.
(h)	Fiscal year end changed from September 30th to December 31st.
(i)

Total distributions for the period ended December 31, 2015 may be lower than prior fiscal years due to fiscal year end changes resulting in a reduction of the amount of days in the period ended December 31, 2015.

20	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Common Share			Ratios/Supplemental Data
				Ratios to Average Net Assets
Net Assets Value End of Year or Period	Market Price End of Year or Period	Total Investment Return(c)	Net Assets Applicable to Common Shareholders (000s)	Expenses(d)(e)		Expenses Excluding Waivers(d)(e)		Expenses Excluding Interest Expense(d)		Expenses Excluding Interest Expense and Waivers(d)		Net Investment Income(d)		Preferred Shares Asset Coverage Per Share	Portfolio Turnover Rate

$10.71	$11.98	3.28%	$118,817	1.42%		1.42%		1.33%		1.33%		6.22%		$62,593	20%
11.41	12.35	4.36	126,085	1.35	*	1.35	*	1.33	*	1.33	*	6.48	*	64,898	7
11.28	12.32	9.89	124,424	1.40		1.40		1.33		1.33		6.65		64,373	7
10.98	12.01	7.83	120,520	1.51		1.51		1.45		1.45		7.30		63,139	5
11.32	12.01	4.14	123,685	1.42		1.43		1.33		1.34		6.78		64,140	25
11.37	12.29	20.97	123,667	1.45		1.53		1.36		1.44		7.86		64,135	18

$8.95	$10.04	3.95%	$50,981	1.61%		1.61%		1.50%		1.50%		5.88%		$64,820	24%
9.55	10.27	5.75	54,247	1.55	*	1.55	*	1.53	*	1.53	*	5.87	*	67,378	0
9.42	9.87	11.09	53,548	1.55		1.55		1.49		1.49		6.04		66,764	13
9.43	9.49	9.47	53,369	1.66		1.66		1.60		1.60		6.31		66,695	24
8.51	9.30	(6.83)	48,007	1.65		1.65		1.56		1.56		6.72		62,505	17
9.65	10.66	26.56	54,327	1.64		1.70		1.50		1.56		8.42		67,441	16

ANNUAL REPORT	DECEMBER 31, 2016	21

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO Municipal Income Fund	PIMCO Municipal Income Fund II	PIMCO Municipal Income Fund III	PIMCO California Municipal Income Fund

Assets:
Investments, at value
Investments in securities	$540,261	$1,168,385	$571,725	$441,866
Cash	494	499	547	500
Receivable for investments sold	0	0	0	0
Interest and/or dividends receivable	7,485	14,296	6,978	6,311
Other assets	60	7	11	6
Total Assets	548,300	1,183,187	579,261	448,683

Liabilities:
Borrowings & Other Financing Transactions
Payable for tender option bond floating rate certificates	$37,304	$83,677	$38,284	$38,348
Payable for investments purchased	0	0	0	0
Distributions payable to common shareholders	2,080	4,005	2,040	1,439
Distributions payable to preferred shareholders	37	72	37	32
Accrued management fees	322	673	341	258
Other liabilities	84	247	136	130
Total Liabilities	39,827	88,674	40,838	40,207

Preferred Shares ($0.00001 par value and $25,000 liquidation preference per share)	190,000	367,000	189,000	150,000

Net Assets Applicable to Common Shareholders	$318,473	$727,513	$349,423	$258,476

Net Assets Applicable to Common Shareholders Consist of:
Par value ($0.00001 per share)	$0	$1	$0	$0
Paid in capital in excess of par	330,410	798,905	423,499	244,787
Undistributed (overdistributed) net investment income	(1,673)	23,716	(511)	12,581
Accumulated undistributed net realized (loss)	(51,727)	(174,871)	(125,136)	(31,583)
Net unrealized appreciation	41,463	79,762	51,571	32,691

Net Assets Applicable to Common Shareholders	$318,473	$727,513	$349,423	$258,476

Net Asset Value Per Common Share	$12.44	$11.81	$10.67	$13.83

Common shares issued and outstanding	25,600	61,621	32,756	18,688

Preferred shares issued and outstanding	8	15	8	6

Cost of investments in securities	$498,808	$1,088,615	$520,153	$409,177

†	A zero balance may reflect actual amounts rounding to less than one thousand.

22	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2016

PIMCO California Municipal Income Fund II	PIMCO California Municipal Income Fund III	PIMCO New York Municipal Income Fund	PIMCO New York Municipal Income Fund II	PIMCO New York Municipal Income Fund III

$474,001	$371,599	$150,383	$213,003	$89,740
550	531	420	342	242
0	0	0	261	0
6,581	5,247	2,020	2,736	998
0	5	1,908	5	0
481,132	377,382	154,731	216,347	90,980

$48,548	$36,040	$17,270	$17,146	$7,568
0	0	0	178	0
1,510	1,331	441	735	299
32	22	10	16	7
272	218	94	131	64
125	125	91	324	61
50,487	37,736	17,906	18,530	7,999

163,000	125,000	47,000	79,000	32,000

$267,645	$214,646	$89,825	$118,817	$50,981

$0	$0	$0	$0	$0
388,570	281,049	94,995	145,089	72,427
(1,542)	2,362	2,278	(751)	271
(160,187)	(96,597)	(17,249)	(39,026)	(27,029)
40,804	27,832	9,801	13,505	5,312

$267,645	$214,646	$89,825	$118,817	$50,981

$8.39	$9.67	$11.62	$10.71	$8.95

31,916	22,191	7,731	11,093	5,695

7	5	2	3	1

$433,197	$343,768	$140,791	$199,469	$84,428

ANNUAL REPORT	DECEMBER 31, 2016	23

Statements of Operations

Year Ended December 31, 2016
(Amounts in thousands†)	PIMCO Municipal Income Fund	PIMCO Municipal Income Fund II	PIMCO Municipal Income Fund III	PIMCO California Municipal Income Fund

Investment Income:
Interest	$27,333	$57,365	$29,908	$21,372
Total Income	27,333	57,365	29,908	21,372

Expenses:
Management fees	3,750	7,797	3,950	2,989
Trustee fees and related expenses	119	248	123	94
Interest expense	255	598	366	330
Auction agent fees and commissions	103	249	125	77
Auction rate preferred shares related expenses	69	58	40	58
Miscellaneous expense	17	24	10	11
Total Expenses	4,313	8,974	4,614	3,559

Net Investment Income	23,020	48,391	25,294	17,813

Net Realized Gain:
Investments in securities	2,791	2,607	1,710	1,911

Net Realized Gain	2,791	2,607	1,710	1,911

Net Change in Unrealized (Depreciation):
Investments in securities	(20,598)	(36,599)	(16,445)	(15,883)

Net Change in Unrealized (Depreciation)	(20,598)	(36,599)	(16,445)	(15,883)

Net Increase in Net Assets Resulting from Operations	$5,213	$14,399	$10,559	$3,841

Distributions on Preferred Shares from Net Investment Income	$(1,410)	$(2,724)	$(1,403)	$(1,113)

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	$3,803	$11,675	$9,156	$2,728

†	A zero balance may reflect actual amounts rounding to less than one thousand.

24	PIMCO CLOSED-END FUNDS	See Accompanying Notes

PIMCO California Municipal Income Fund II	PIMCO California Municipal Income Fund III	PIMCO New York Municipal Income Fund	PIMCO New York Municipal Income Fund II	PIMCO New York Municipal Income Fund III

$23,674	$17,527	$6,712	$9,739	$4,096
23,674	17,527	6,712	9,739	4,096

3,177	2,531	1,095	1,516	744
99	78	32	46	21
427	323	100	118	62
185	88	18	65	27
67	29	46	52	29
24	12	1	10	0
3,979	3,061	1,292	1,807	883

19,695	14,466	5,420	7,932	3,213

2,965	18	460	396	17

2,965	18	460	396	17

(20,192)	(11,716)	(3,953)	(6,724)	(2,809)

(20,192)	(11,716)	(3,953)	(6,724)	(2,809)

$2,468	$2,768	$1,927	$1,604	$421

$(1,210)	$(928)	$(350)	$(586)	$(238)

$1,258	$1,840	$1,577	$1,018	$183

ANNUAL REPORT	DECEMBER 31, 2016	25

(THIS PAGE INTENTIONALLY LEFT BLANK)

26	PIMCO CLOSED-END FUNDS

Statements of Changes in Net Assets

	PIMCO Municipal Income Fund				PIMCO Municipal Income Fund II

	Year Ended December 31, 2016	Period from May 1, 2015 to December 31, 2015(a)		Year Ended April 30, 2015	Year Ended December 31, 2016	Period from June 1, 2015 to December 31, 2015(b)		Year Ended May 31, 2015

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$23,020	$16,665		$23,709	$48,391	$29,008		$49,450
Net realized gain (loss)	2,791	161		(1,080)	2,607	410		1,136
Net change in unrealized appreciation (depreciation)	(20,598)	2,788		17,051	(36,599)	16,059		8,054
Net Increase in Net Assets Resulting from Operations	5,213	19,614		39,680	14,399	45,477		58,640
Distributions on preferred shares from net investment income(c)	(1,410)	(222)		(211)	(2,724)	(368)		(420)

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	3,803	19,392		39,469	11,675	45,109		58,220

Distributions to Common Shareholders:
From net investment income	(24,922)	(16,571)		(24,797)	(47,964)	(27,892)		(47,740)

Total Distributions to Common Shareholders(c)	(24,922)	(16,571	)(d)	(24,797)	(47,964)	(27,892	)(d)	(47,740)

Common Share Transactions**:
Issued as reinvestment of distributions	1,250	746		948	3,590	862		1,565

Total increase (decrease) in net assets applicable to common shareholders	(19,869)	3,567		15,620	(32,699)	18,079		12,045

Net Assets Applicable to Common Shareholders:
Beginning of year or period	338,342	334,775		319,155	760,212	742,133		730,088
End of year or period*	$318,473	$338,342		$334,775	$727,513	$760,212		$742,133

* Including undistributed (overdistributed) net investment income of:	$(1,673)	$1,820		$1,979	$23,716	$26,143		$25,414

** Common Share Transactions:
Shares issued as reinvestment of distributions	82	54		68	283	70		128

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Fiscal year end changed from April 30th to December 31st.
(b)	Fiscal year end changed from May 31st to December 31st.
(c)	The tax characterization of distributions is determined in accordance with federal income tax regulations. See Note 2 in the Notes to Financial Statements for more information.
(d)

Total distributions for the period ended December 31, 2015 may be lower than prior fiscal years due to fiscal year end changes resulting in a reduction of the amount of days in the period ended December 31, 2015.

ANNUAL REPORT	DECEMBER 31, 2016	27

Statements of Changes in Net Assets (Cont.)

	PIMCO Municipal Income Fund III				PIMCO California Municipal Income Fund

	Year Ended December 31, 2016	Period from October 1, 2015 to December 31, 2015(a)		Year Ended September 30, 2015	Year Ended December 31, 2016	Period from May 1, 2015 to December 31, 2015(b)		Year Ended April 30, 2015

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$25,294	$6,627		$25,469	$17,813	$12,157		$17,678
Net realized gain (loss)	1,710	612		1,031	1,911	593		455
Net change in unrealized appreciation (depreciation)	(16,445)	7,195		1,472	(15,883)	3,978		9,666
Net Increase in Net Assets Resulting from Operations	10,559	14,434		27,972	3,841	16,728		27,799
Distributions on preferred shares from net investment income(d)	(1,403)	(98)		(242)	(1,113)	(174)		(165)

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	9,156	14,336		27,730	2,728	16,554		27,634

Distributions to Common Shareholders:
From net investment income	(24,462)	(6,106)		(24,386)	(17,250)	(11,478)		(17,183)

Total Distributions to Common Shareholders(d)	(24,462)	(6,106	)(e)	(24,386)	(17,250)	(11,478	)(e)	(17,183)

Common Share Transactions**:
Receipts for shares sold	0	0		0	11	0		0
Issued as reinvestment of distributions	897	234		885	642	431		636

Total increase (decrease) in net assets applicable to common shareholders	(14,409)	8,464		4,229	(13,869)	5,507		11,087

Net Assets Applicable to Common Shareholders:
Beginning of year or period	363,832	355,368		351,139	272,345	266,838		255,751
End of year or period*	$349,423	$363,832		$355,368	$258,476	$272,345		$266,838

* Including undistributed (overdistributed) net investment income of:	$(511)	$204		$(201)	$12,581	$13,406		$12,917

** Common Share Transactions:
Shares issued as reinvestment of distributions	77	21		81	42	29		45

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Fiscal year end changed from September 30th to December 31st.
(b)	Fiscal year end changed from April 30th to December 31st.
(c)	Fiscal year end changed from May 31st to December 31st.
(d)	The tax characterization of distributions is determined in accordance with federal income tax regulations. See Note 2 in the Notes to Financial Statements for more information.
(e)

Total distributions for the period ended December 31, 2015 may be lower than prior fiscal years due to fiscal year end changes resulting in a reduction of the amount of days in the period ended December 31, 2015.

28	PIMCO CLOSED-END FUNDS	See Accompanying Notes

PIMCO California Municipal Income Fund II				PIMCO California Municipal Income Fund III				PIMCO New York Municipal Income Fund

Year Ended December 31, 2016	Period from June 1, 2015 to December 31, 2015(c)		Year Ended May 31, 2015	Year Ended December 31, 2016	Period from October 1, 2015 to December 31, 2015(a)		Year Ended September 30, 2015	Year Ended December 31, 2016	Period from May 1, 2015 to December 31, 2015(b)		Year Ended April 30, 2015

$19,695	$12,226		$20,816	$14,466	$3,762		$14,934	$5,420	$3,619		$5,247
2,965	122		6,746	18	(107)		4,105	460	296		0
(20,192)	7,982		(4,455)	(11,716)	5,478		(1,806)	(3,953)	1,026		5,582
2,468	20,330		23,107	2,768	9,133		17,233	1,927	4,941		10,829
(1,210)	(164)		(188)	(928)	(66)		(160)	(350)	(54)		(54)

1,258	20,166		22,919	1,840	9,067		17,073	1,577	4,887		10,775

(19,333)	(11,978)		(20,493)	(15,961)	(3,985)		(15,922)	(5,279)	(3,514)		(5,269)

(19,333)	(11,978	)(e)	(20,493)	(15,961)	(3,985	)(e)	(15,922)	(5,279)	(3,514	)(e)	(5,269)

0	0		0	0	0		0	0	0		0
623	384		810	546	109		464	322	0		115

(17,452)	8,572		3,236	(13,575)	5,191		1,615	(3,380)	1,373		5,621

285,097	276,525		273,289	228,221	223,030		221,415	93,205	91,832		86,211
$267,645	$285,097		$276,525	$214,646	$228,221		$223,030	$89,825	$93,205		$91,832

$(1,542)	$(1,269)		$(1,482)	$2,362	$4,863		$5,160	$2,278	$2,241		$2,137

63	41		89	47	10		45	26	0		10

ANNUAL REPORT	DECEMBER 31, 2016	29

Statements of Changes in Net Assets (Cont.)

	PIMCO New York Municipal Income Fund II				PIMCO New York Municipal Income Fund III

	Year Ended December 31, 2016	Period from June 1, 2015 to December 31, 2015(a)		Year Ended May 31, 2015	Year Ended December 31, 2016	Period from October 1, 2015 to December 31, 2015(b)		Year Ended September 30, 2015

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$7,932	$4,783		$8,238	$3,213	$819		$3,246
Net realized gain (loss)	396	244		(515)	17	0		106
Net change in unrealized appreciation (depreciation)	(6,724)	1,538		4,505	(2,809)	837		158
Net Increase in Net Assets Resulting from Operations	1,604	6,565		12,228	421	1,656		3,510
Distributions on preferred shares from net investment income(c)	(586)	(79)		(90)	(238)	(16)		(41)

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	1,018	6,486		12,138	183	1,640		3,469

Distributions to Common Shareholders:
From net investment income	(8,316)	(5,120)		(8,750)	(3,584)	(895)		(3,571)
Tax basis return of capital	(488)	0		0	0	0		0

Total Distributions to Common Shareholders(c)	(8,804)	(5,120	)(d)	(8,750)	(3,584)	(895	)(d)	(3,571)

Common Share Transactions**:
Issued as reinvestment of distributions	518	295		516	135	44		191

Total increase (decrease) in net assets applicable to common shareholders	(7,268)	1,661		3,904	(3,266)	789		89

Net Assets Applicable to Common Shareholders:
Beginning of year or period	126,085	124,424		120,520	54,247	53,458		53,369
End of year or period*	$118,817	$126,085		$124,424	$50,981	$54,247		$53,458

* Including undistributed (overdistributed) net investment income of:	$(751)	$112		$531	$271	$912		$1,007

** Common Share Transactions:
Shares issued as reinvestment of distributions	41	26		45	13	5		20

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Fiscal year end changed from May 31st to December 31st.
(b)	Fiscal year end changed from September 30th to December 31st.
(c)	The tax characterization of distributions is determined in accordance with federal income tax regulations. See Note 2 in the Notes to Financial Statements for more information.
(d)

Total distributions for the period ended December 31, 2015 may be lower than prior fiscal years due to fiscal year end changes resulting in a reduction of the amount of days in the period ended December 31, 2015.

30	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Municipal Income Fund

December 31, 2016

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 169.6%

MUNICIPAL BONDS & NOTES 169.5%

ALABAMA 7.8%
Alabama Federal Aid Highway Financing Authority Revenue Bonds, Series 2016
5.000% due 09/01/2035 (d)	$3,000	$3,486
5.000% due 09/01/2036 (d)	3,000	3,478
Huntsville-Redstone Village Special Care Facilities Financing Authority, Alabama Revenue Bonds, Series 2007
5.500% due 01/01/2028	235	235
5.500% due 01/01/2043	885	860
Jefferson County, Alabama Sewer Revenue Bonds, Series 2013
0.000% due 10/01/2050 (c)	15,000	11,122
6.500% due 10/01/2053	2,000	2,361
Lower Alabama Gas District Revenue Bonds, Series 2016
5.000% due 09/01/2046	3,000	3,323

		24,865

ALASKA 1.2%
Alaska Industrial Development & Export Authority Revenue Bonds, Series 2007
6.000% due 12/01/2036 ^	900	89
Matanuska-Susitna Borough, Alaska Revenue Bonds, (AGC Insured), Series 2009
6.000% due 09/01/2032	3,280	3,663

		3,752

ARIZONA 4.0%
Arizona Health Facilities Authority Revenue Bonds, Series 2007
5.200% due 10/01/2037	2,750	2,752
Arizona Health Facilities Authority Revenue Bonds, Series 2008
5.500% due 01/01/2038	2,050	2,139
Maricopa County, Arizona Pollution Control Corp. Revenue Bonds, Series 2000
5.000% due 06/01/2035	1,500	1,625
Pima County, Arizona Industrial Development Authority Revenue Bonds, Series 2010
5.250% due 10/01/2040	750	780
Salt River Project Agricultural Improvement & Power District, Arizona Revenue Bonds, Series 2009
5.000% due 01/01/2039 (d)	5,000	5,298

		12,594

ARKANSAS 0.7%
Arkansas Development Finance Authority Revenue Bonds, (AMBAC Insured), Series 2006
0.000% due 07/01/2036 (a)	5,500	2,369

CALIFORNIA 25.2%
Bay Area Toll Authority, California Revenue Bonds, Series 2010
5.000% due 10/01/2034	2,875	3,163
5.000% due 10/01/2042	3,255	3,561
Bay Area Toll Authority, California Revenue Bonds, Series 2013
5.250% due 04/01/2053	10,000	11,175
Bay Area Toll Authority, California Revenue Bonds, Series 2014
5.000% due 10/01/2054	3,000	3,277
California County Tobacco Securitization Agency Revenue Bonds, Series 2002
6.000% due 06/01/2035	2,000	2,000
6.125% due 06/01/2038	1,000	981

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
California Health Facilities Financing Authority Revenue Bonds, Series 2009
6.000% due 07/01/2039	$2,000	$2,201
California Health Facilities Financing Authority Revenue Bonds, Series 2011
6.000% due 08/15/2042	1,500	1,727
California Municipal Finance Authority Revenue Bonds, Series 2011
7.750% due 04/01/2031	1,275	1,525
California State General Obligation Bonds, Series 2007
5.000% due 11/01/2032	700	722
5.000% due 06/01/2037	1,200	1,220
California State General Obligation Bonds, Series 2008
5.125% due 08/01/2036	2,300	2,426
5.250% due 03/01/2038	1,250	1,300
California State General Obligation Bonds, Series 2009
6.000% due 04/01/2038	3,200	3,494
California State General Obligation Bonds, Series 2010
5.250% due 11/01/2040	1,900	2,105
5.500% due 03/01/2040	500	550
California Statewide Communities Development Authority Revenue Bonds, (FHA Insured), Series 2009
6.625% due 08/01/2029	2,310	2,609
6.750% due 02/01/2038	8,485	9,609
California Statewide Communities Development Authority Revenue Bonds, Series 2008
5.500% due 07/01/2031	845	864
California Statewide Communities Development Authority Revenue Bonds, Series 2011
5.000% due 12/01/2041	1,000	1,091
California Statewide Communities Development Authority Revenue Notes, Series 2011
6.500% due 11/01/2021	430	467
Chula Vista, California Revenue Bonds, Series 2004
5.875% due 02/15/2034	3,000	3,292
Los Angeles Community College District, California General Obligation Bonds, (NPFGC Insured), Series 2007
5.000% due 08/01/2032	5,300	5,423
M-S-R Energy Authority, California Revenue Bonds, Series 2009
6.125% due 11/01/2029	2,000	2,419
Montebello Unified School District, California General Obligation Bonds, (AGM Insured), Series 2008
5.000% due 08/01/2033	4,175	4,423
Orange County, California Airport Revenue Bonds, Series 2009
5.250% due 07/01/2039	5,000	5,428
San Marcos Unified School District, California General Obligation Bonds, Series 2011
5.000% due 08/01/2038	1,600	1,802
Whittier Union High School District, California General Obligation Bonds, Series 2009
0.000% due 08/01/2025 (a)	2,000	1,352

		80,206

COLORADO 1.0%
Denver Health & Hospital Authority, Colorado Revenue Bonds, Series 2010
5.625% due 12/01/2040	450	477
Public Authority for Colorado Energy Revenue Bonds, Series 2008
6.500% due 11/15/2038	500	655
Regional Transportation District, Colorado Certificates of Participation Bonds, Series 2010
5.375% due 06/01/2031	400	436
University of Colorado Revenue Bonds, Series 2009
5.375% due 06/01/2038	1,500	1,639

		3,207

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CONNECTICUT 2.5%
Connecticut State Health & Educational Facility Authority Revenue Bonds, Series 2011
5.000% due 07/01/2041	$5,000	$5,279
Connecticut State Health & Educational Facility Authority Revenue Bonds, Series 2012
5.000% due 07/01/2042	2,500	2,654

		7,933

DISTRICT OF COLUMBIA 0.9%
District of Columbia Revenue Bonds, Series 2009
5.750% due 10/01/2039	2,500	2,736

FLORIDA 3.5%
Broward County, Florida Water & Sewer Utility Revenue Bonds, Series 2009
5.250% due 10/01/2034 (d)	4,000	4,274
Florida Development Finance Corp. Revenue Notes, Series 2011
6.500% due 06/15/2021	200	215
Florida State General Obligation Bonds, Series 2009
5.000% due 09/01/2038 (d)	3,900	4,122
Miami-Dade County, Florida Revenue Bonds, Series 2016
0.000% due 10/01/2032 (a)	1,500	760
0.000% due 10/01/2033 (a)	1,000	482
Miami-Dade County, Florida School Board Foundation, Inc., Certificates of Participation Bonds, (AGC Insured), Series 2009
5.375% due 02/01/2034	1,250	1,354

		11,207

GEORGIA 4.5%
Medical Center Hospital Authority, Georgia Revenue Bonds, Series 2007
5.250% due 07/01/2037	2,300	2,310
Municipal Electric Authority of Georgia Revenue Bonds, Series 2015
5.000% due 07/01/2060	9,000	9,620
Private Colleges & Universities Authority of Georgia Revenue Bonds, Series 2016
4.000% due 10/01/2038 (d)	2,300	2,364

		14,294

HAWAII 1.2%
Hawaii State General Obligation Bonds, Series 2016
4.000% due 10/01/2035 (d)	1,960	2,065
4.000% due 10/01/2036 (d)	1,610	1,689

		3,754

ILLINOIS 7.1%
Chicago, Illinois General Obligation Bonds, Series 2003
5.500% due 01/01/2034	1,750	1,723
Chicago, Illinois General Obligation Bonds, Series 2007
5.500% due 01/01/2042	2,400	2,300
Chicago, Illinois General Obligation Bonds, Series 2015
5.375% due 01/01/2029	6,700	6,598
5.500% due 01/01/2034	2,300	2,265
Chicago, Illinois Revenue Bonds, Series 2002
5.000% due 01/01/2028	2,000	2,106
Illinois Finance Authority Revenue Bonds, Series 2009
5.500% due 07/01/2037 (d)	5,000	5,316
7.125% due 11/15/2037	400	453
Springfield, Illinois Electric Revenue Bonds, Series 2008
5.000% due 03/01/2036	1,900	1,985

		22,746

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	31

Schedule of Investments PIMCO Municipal Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDIANA 1.9%
Indiana Finance Authority Revenue Bonds, Series 2012
5.000% due 06/01/2032	$3,000	$3,024
Indiana Municipal Power Agency Revenue Bonds, Series 2009
6.000% due 01/01/2039	1,000	1,091
Vigo County, Indiana Hospital Authority Revenue Bonds, Series 2011
7.500% due 09/01/2022	1,545	1,792

		5,907

IOWA 2.5%
Iowa Finance Authority Revenue Bonds, Series 2007
6.750% due 11/15/2037	3,500	3,670
6.750% due 11/15/2042	1,500	1,573
Iowa Finance Authority Revenue Bonds, Series 2014
2.000% due 05/15/2056 ^	532	6
5.400% due 11/15/2046 ^	2,836	2,678

		7,927

KANSAS 0.4%
Kansas Development Finance Authority Revenue Bonds, Series 2009
5.750% due 11/15/2038	1,000	1,099
Lenexa, Kansas Tax Allocation Bonds, Series 2007
6.000% due 04/01/2027 ^	826	182

		1,281

KENTUCKY 0.3%
Kentucky Economic Development Finance Authority Revenue Bonds, Series 2010
6.375% due 06/01/2040	1,000	1,075

LOUISIANA 1.7%
Louisiana Local Government Environmental Facilities & Community Development Authority Revenue Bonds, (ACA Insured), Series 2000
6.550% due 09/01/2025	1,680	1,814
Louisiana Local Government Environmental Facilities & Community Development Authority Revenue Bonds, Series 2010
5.875% due 10/01/2040	750	833
6.500% due 11/01/2035	400	449
Louisiana Public Facilities Authority Revenue Bonds, Series 2011
6.500% due 05/15/2037	2,000	2,387

		5,483

MARYLAND 0.7%
Maryland Economic Development Corp. Revenue Bonds, Series 2010
5.750% due 06/01/2035	1,500	1,613
Maryland Health & Higher Educational Facilities Authority Revenue Bonds, Series 2010
6.250% due 01/01/2041	650	761

		2,374

MASSACHUSETTS 1.9%
Massachusetts Development Finance Agency Revenue Bonds, Series 2010
7.000% due 07/01/2042	750	806
Massachusetts Development Finance Agency Revenue Bonds, Series 2011
0.000% due 11/15/2056 (a)(f)	103	1
6.250% due 11/15/2039	388	397
Massachusetts Development Finance Agency Revenue Bonds, Series 2016
4.000% due 10/01/2046 (d)	2,300	2,317
5.000% due 01/01/2047	1,000	1,029

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Massachusetts State College Building Authority Revenue Bonds, Series 2009
5.500% due 05/01/2039	$1,500	$1,641

		6,191

MICHIGAN 3.3%
Michigan State Building Authority Revenue Bonds, Series 2016
5.000% due 10/15/2046 (d)	1,000	1,101
5.000% due 10/15/2051 (d)	1,500	1,644
Michigan State Hospital Finance Authority Revenue Bonds, Series 2016
4.000% due 11/15/2047 (d)	5,000	4,896
Michigan Tobacco Settlement Finance Authority Revenue Bonds, Series 2007
6.000% due 06/01/2048	1,500	1,333
Royal Oak Hospital Finance Authority, Michigan Revenue Bonds, Series 2009
8.250% due 09/01/2039	1,500	1,670

		10,644

MINNESOTA 0.7%
St Louis Park, Minnesota Revenue Bonds, Series 2009
5.750% due 07/01/2039	1,500	1,655
Washington County, Minnesota Housing & Redevelopment Authority Revenue Bonds, Series 2007
5.625% due 06/01/2037	500	509

		2,164

MISSOURI 3.0%
Joplin Industrial Development Authority, Missouri Revenue Bonds, Series 2007
5.750% due 05/15/2026	1,000	1,012
Lee’s Summit, Missouri Tax Allocation Bonds, Series 2011
5.625% due 10/01/2023	175	171
Missouri State Health & Educational Facilities Authority Revenue Bonds, Series 2013
4.000% due 10/01/2038 (d)	8,330	8,302

		9,485

NEW JERSEY 15.2%
New Jersey Economic Development Authority Revenue Bonds, (AGC Insured), Series 2009
5.500% due 12/15/2034	1,290	1,394
New Jersey Economic Development Authority Revenue Bonds, Series 2009
5.500% due 12/15/2034	710	767
New Jersey Economic Development Authority Revenue Bonds, Series 2016
5.000% due 06/15/2041	2,500	2,486
New Jersey Economic Development Authority Special Assessment Bonds, Series 2002
5.750% due 04/01/2031	16,550	18,184
New Jersey Health Care Facilities Financing Authority Revenue Bonds, Series 2011
6.000% due 07/01/2037	500	589
New Jersey Health Care Facilities Financing Authority Revenue Bonds, Series 2013
5.500% due 07/01/2043	2,000	2,238
New Jersey State Turnpike Authority Revenue Bonds, Series 2009
5.250% due 01/01/2040	2,000	2,123
New Jersey Transportation Trust Fund Authority Revenue Bonds, (AGM Insured), Series 2006
0.000% due 12/15/2034 (a)	1,500	648
Tobacco Settlement Financing Corp., New Jersey Revenue Bonds, Series 2007
4.750% due 06/01/2034	12,100	10,480
5.000% due 06/01/2041	11,000	9,599

		48,508

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEW MEXICO 2.5%
Farmington, New Mexico Revenue Bonds, Series 2010
5.900% due 06/01/2040	$1,000	$1,099
New Mexico Hospital Equipment Loan Council Revenue Bonds, Series 2009
5.000% due 08/01/2039	6,400	6,808

		7,907

NEW YORK 20.5%
Hudson Yards Infrastructure Corp., New York Revenue Bonds, Series 2011
5.250% due 02/15/2047	15,500	16,971
Metropolitan Transportation Authority, New York Revenue Bonds, Series 2011
5.000% due 11/15/2036	3,000	3,330
Nassau County, New York Industrial Development Agency Revenue Bonds, Series 2014
2.000% due 01/01/2049 ^	1,137	193
6.700% due 01/01/2049	3,150	3,086
New York City Water & Sewer System, New York Revenue Bonds, Series 2009
5.000% due 06/15/2039	3,000	3,221
New York Liberty Development Corp. Revenue Bonds, Series 2005
5.250% due 10/01/2035	10,000	11,945
New York Liberty Development Corp. Revenue Bonds, Series 2007
5.500% due 10/01/2037	3,000	3,644
New York Liberty Development Corp. Revenue Bonds, Series 2011
5.000% due 12/15/2041	7,500	8,192
5.000% due 11/15/2044	10,000	10,827
New York State Dormitory Authority Revenue Bonds, Series 2010
5.500% due 07/01/2040	3,500	3,958

		65,367

OHIO 8.4%
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
5.125% due 06/01/2024	1,000	902
5.875% due 06/01/2047	11,600	10,175
6.250% due 06/01/2037	10,000	9,051
Hamilton County, Ohio Revenue Bonds, Series 2012
5.000% due 06/01/2042	1,000	1,103
Ohio State Turnpike Commission Revenue Bonds, Series 2013
5.000% due 02/15/2048	5,000	5,478

		26,709

OREGON 0.9%
Oregon Health & Science University Revenue Bonds, Series 2009
5.750% due 07/01/2039	2,000	2,209
Oregon State Department of Administrative Services Certificates of Participation Bonds, Series 2009
5.250% due 05/01/2039	600	652

		2,861

PENNSYLVANIA 8.4%
Capital Region Water, Pennsylvania Revenue Bonds, Series 2007
6.000% due 09/01/2036 ^	1,920	1,826
Geisinger Authority, Pennsylvania Revenue Bonds, Series 2009
5.250% due 06/01/2039	5,000	5,336
Lancaster County Hospital Authority, Pennsylvania Revenue Bonds, Series 2008
6.250% due 07/01/2026	750	759
6.375% due 07/01/2030	85	86

32	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2016

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Luzerne County, Pennsylvania Industrial Development Authority Revenue Bonds, Series 2009
5.500% due 12/01/2039	$1,100	$1,207
Pennsylvania Higher Educational Facilities Authority Revenue Bonds, Series 2010
5.000% due 03/01/2040	350	375
6.000% due 07/01/2043	500	573
Pennsylvania Turnpike Commission Revenue Bonds, Series 2009
5.125% due 12/01/2040	2,000	2,144
Philadelphia Hospitals & Higher Education Facilities Authority, Pennsylvania Revenue Bonds, Series 2012
5.625% due 07/01/2036	5,000	5,263
5.625% due 07/01/2042	1,000	1,048
Philadelphia, Pennsylvania General Obligation Bonds, (AGM Insured), Series 2008
5.250% due 12/15/2032	7,000	7,471
Philadelphia, Pennsylvania Water & Wastewater Revenue Bonds, Series 2009
5.250% due 01/01/2036	500	538

		26,626

RHODE ISLAND 0.3%
Tobacco Settlement Financing Corp., Rhode Island Revenue Bonds, Series 2015
5.000% due 06/01/2050	1,000	1,003

SOUTH CAROLINA 4.4%
South Carolina Jobs-Economic Development Authority Revenue Bonds, Series 2007
5.500% due 05/01/2028	450	450
South Carolina Ports Authority Revenue Bonds, Series 2010
5.250% due 07/01/2040	2,200	2,411
South Carolina State Public Service Authority Revenue Bonds, Series 2013
5.125% due 12/01/2043	5,000	5,524
5.500% due 12/01/2053	5,000	5,599

		13,984

TENNESSEE 4.5%
Bristol Industrial Development Board, Tennessee Revenue Bonds, Series 2016
5.125% due 12/01/2042	2,500	2,260
Bristol Industrial Development Board, Tennessee Revenue Notes, Series 2016
0.000% due 12/01/2026 (a)	1,000	558
Tennessee Energy Acquisition Corp. Revenue Bonds, Series 2006
5.000% due 02/01/2027	5,000	5,668
5.250% due 09/01/2024	5,000	5,742

		14,228

TEXAS 17.8%
Dallas, Texas Civic Center Revenue Bonds, (AGC Insured), Series 2009
5.250% due 08/15/2038	1,200	1,293
Grand Parkway Transportation Corp., Texas Revenue Bonds, Series 2013
5.000% due 04/01/2053	5,500	6,082

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JPMorgan Chase Putters/Drivers Trust, Texas Revenue Bonds, Series 2008
7.950% due 10/01/2037 (e)	$600	$756
North Harris County, Texas Regional Water Authority Revenue Bonds, Series 2008
5.250% due 12/15/2033	4,200	4,518
5.500% due 12/15/2038	4,200	4,538
North Texas Tollway Authority Revenue Bonds, Series 2008
5.625% due 01/01/2033	6,050	6,314
5.750% due 01/01/2033	600	627
North Texas Tollway Authority Revenue Bonds, Series 2009
5.250% due 01/01/2044	3,000	3,172
North Texas Tollway Authority Revenue Bonds, Series 2011
5.000% due 01/01/2038	2,750	2,969
5.500% due 09/01/2041	600	686
San Juan Higher Education Finance Authority, Texas Revenue Bonds, Series 2010
6.700% due 08/15/2040	250	293
Tarrant County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2009
6.250% due 11/15/2029	4,000	4,357
Tarrant County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2016
4.000% due 02/15/2047 (d)	6,400	6,312
Tender Option Bond Trust Receipts/Certificates, Texas General Obligation Bonds, Series 2009
7.320% due 08/01/2039 (e)	1,000	1,153
Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2006
5.250% due 12/15/2023	3,500	3,930
Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2008
6.250% due 12/15/2026	6,500	7,632
Texas State Public Finance Authority Charter School Finance Corp. Revenue Bonds, Series 2007
5.875% due 12/01/2036	400	417
Uptown Development Authority, Texas Tax Allocation Bonds, Series 2009
5.500% due 09/01/2029	1,000	1,102
Wise County, Texas Revenue Bonds, Series 2011
8.000% due 08/15/2034	500	555

		56,706

U.S. VIRGIN ISLANDS 2.0%
Virgin Islands Public Finance Authority, U.S. Virgin Islands Revenue Bonds, Series 2009
5.000% due 10/01/2022	1,000	878
Virgin Islands Public Finance Authority, U.S. Virgin Islands Revenue Bonds, Series 2010
5.250% due 10/01/2029	6,420	5,489

		6,367

UTAH 2.5%
Salt Lake County, Utah Revenue Bonds, (AMBAC Insured), Series 2001
5.125% due 02/15/2033	7,000	8,018

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
VIRGINIA 0.9%
Fairfax County, Virginia Industrial Development Authority Revenue Bonds, Series 2009
5.500% due 05/15/2035	$1,000	$1,089
Peninsula Town Center Community Development Authority, Virginia Revenue Bonds, Series 2007
6.450% due 09/01/2037	1,926	1,939

		3,028

WASHINGTON 4.7%
Tender Option Bond Trust Receipts/Certificates, Washington General Obligation Bonds, Series 2009
10.340% due 02/01/2034 (e)	6,670	8,121
Washington Health Care Facilities Authority Revenue Bonds, (AGC Insured), Series 2008
6.000% due 08/15/2039	700	780
Washington Health Care Facilities Authority Revenue Bonds, Series 2007
6.125% due 08/15/2037	2,000	2,044
Washington Health Care Facilities Authority Revenue Bonds, Series 2009
7.375% due 03/01/2038	250	281
Washington State Housing Finance Commission Revenue Bonds, Series 2007
5.625% due 01/01/2038	3,600	3,600
Washington State Housing Finance Commission Revenue Notes, Series 2007
5.250% due 01/01/2017	130	130

		14,956

WEST VIRGINIA 0.3%
West Virginia Hospital Finance Authority Revenue Bonds, Series 2011
9.125% due 10/01/2041 ^	955	845

WISCONSIN 0.2%
Wisconsin Health & Educational Facilities Authority Revenue Bonds, Series 2009
6.625% due 02/15/2039	500	554

Total Municipal Bonds & Notes (Cost $498,408)		539,861

SHORT-TERM INSTRUMENTS 0.1%

SHORT-TERM NOTES 0.1%
Federal Home Loan Bank
0.528% due 02/01/2017 (a)(b)	400	400

Total Short-Term Instruments (Cost $400)		400

Total Investments in Securities (Cost $498,808)		540,261

Total Investments 169.6% (Cost $498,808)		$540,261

Preferred Shares (59.6)%		(190,000)

Other Assets and Liabilities, net (10)%		(31,788)

Net Assets Applicable to Common Shareholders 100.0%		$318,473

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Zero coupon security.
(b)	Coupon represents a yield to maturity.
(c)	Security becomes interest bearing at a future date.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	33

Schedule of Investments PIMCO Municipal Income Fund (Cont.)

December 31, 2016

(d)	Represents an underlying municipal bond transferred to a tender option bond trust established in a tender option bond transaction in which the Fund sold, or caused the sale of, the underlying municipal bond and purchased the residual interest certificate. The security serves as collateral in a financing transaction. See Note 5 in the Notes to Financial Statements for more information.
(e)	Represents an investment in a tender option bond residual interest certificate purchased in a secondary market transaction. The interest rate shown bears an inverse relationship to the interest rate on a tender option bond floating rate certificate. The interest rate disclosed reflects the rate in effect on December 31, 2016.

(f)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Massachusetts Development Finance Agency Revenue Bonds, Series 2011	5.500%	11/15/2056	07/20/2007	$ 3	$1	0.00%

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2016
Investments in Securities, at Value
Municipal Bonds & Notes
Alabama	$0	$24,865	$0	$24,865
Alaska	0	3,752	0	3,752
Arizona	0	12,594	0	12,594
Arkansas	0	2,369	0	2,369
California	0	80,206	0	80,206
Colorado	0	3,207	0	3,207
Connecticut	0	7,933	0	7,933
District of Columbia	0	2,736	0	2,736
Florida	0	11,207	0	11,207
Georgia	0	14,294	0	14,294
Hawaii	0	3,754	0	3,754
Illinois	0	22,746	0	22,746
Indiana	0	5,907	0	5,907
Iowa	0	7,927	0	7,927
Kansas	0	1,281	0	1,281
Kentucky	0	1,075	0	1,075
Louisiana	0	5,483	0	5,483
Maryland	0	2,374	0	2,374
Massachusetts	0	6,191	0	6,191
Michigan	0	10,644	0	10,644

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2016
Minnesota	$0	$2,164	$0	$2,164
Missouri	0	9,485	0	9,485
New Jersey	0	48,508	0	48,508
New Mexico	0	7,907	0	7,907
New York	0	65,367	0	65,367
Ohio	0	26,709	0	26,709
Oregon	0	2,861	0	2,861
Pennsylvania	0	26,626	0	26,626
Rhode Island	0	1,003	0	1,003
South Carolina	0	13,984	0	13,984
Tennessee	0	14,228	0	14,228
Texas	0	56,706	0	56,706
U.S. Virgin Islands	0	6,367	0	6,367
Utah	0	8,018	0	8,018
Virginia	0	3,028	0	3,028
Washington	0	14,956	0	14,956
West Virginia	0	845	0	845
Wisconsin	0	554	0	554
Short-Term Instruments
Short-Term Notes	0	400	0	400

Total Investments	$0	$540,261	$0	$540,261

There were no significant transfers between Levels 1, 2, or 3 during the period ended December 31, 2016.

34	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Municipal Income Fund II

December 31, 2016

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 160.6%

MUNICIPAL BONDS & NOTES 160.4%

ALABAMA 8.3%
Alabama Federal Aid Highway Financing Authority Revenue Bonds, Series 2016
5.000% due 09/01/2035 (d)	$7,000	$8,134
5.000% due 09/01/2036 (d)	7,000	8,115
Alabama State Docks Department Revenue Bonds, Series 2010
6.000% due 10/01/2040	2,000	2,261
Jefferson County, Alabama Sewer Revenue Bonds, Series 2013
0.000% due 10/01/2050 (c)	18,500	13,717
6.500% due 10/01/2053	21,000	24,794
Lower Alabama Gas District Revenue Bonds, Series 2016
5.000% due 09/01/2046	3,000	3,323

		60,344

ARIZONA 13.0%
Arizona Health Facilities Authority Revenue Bonds, Series 2008
5.000% due 01/01/2035	3,500	3,635
5.500% due 01/01/2038	2,860	2,984
Pima County, Arizona Industrial Development Authority Revenue Bonds, Series 2010
5.250% due 10/01/2040	1,500	1,561
Pima County, Arizona Industrial Development Authority Revenue Bonds, Series 2016
5.000% due 09/01/2039	29,700	30,715
Pinal County, Arizona Electric District No. 3 Revenue Bonds, Series 2011
5.250% due 07/01/2036	1,750	2,002
5.250% due 07/01/2041	3,700	4,233
Salt River Project Agricultural Improvement & Power District, Arizona Revenue Bonds, Series 2009
5.000% due 01/01/2039 (d)	10,000	10,596
Salt Verde Financial Corp., Arizona Revenue Bonds, Series 2007
5.000% due 12/01/2032	12,430	13,851
5.000% due 12/01/2037	22,400	24,810

		94,387

CALIFORNIA 17.9%
Bay Area Toll Authority, California Revenue Bonds, Series 2008
5.000% due 04/01/2034	1,430	1,499
Bay Area Toll Authority, California Revenue Bonds, Series 2010
5.000% due 10/01/2029	6,000	6,615
Bay Area Toll Authority, California Revenue Bonds, Series 2013
5.250% due 04/01/2048	5,000	5,599
Bay Area Toll Authority, California Revenue Bonds, Series 2014
5.000% due 10/01/2054	2,000	2,185
California Health Facilities Financing Authority Revenue Bonds, Series 2010
5.000% due 11/15/2036	1,500	1,633
7.273% due 11/15/2036 (e)	5,000	6,098
California Health Facilities Financing Authority Revenue Bonds, Series 2011
6.000% due 08/15/2042	3,000	3,454
California Municipal Finance Authority Revenue Bonds, Series 2011
7.750% due 04/01/2031	2,635	3,152
California Pollution Control Financing Authority Revenue Bonds, Series 2012
5.000% due 07/01/2037	1,000	1,000
California State General Obligation Bonds, Series 2007
5.000% due 11/01/2032	2,925	3,018
5.000% due 06/01/2037	1,590	1,616

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
California State General Obligation Bonds, Series 2008
5.125% due 08/01/2036	$5,200	$5,484
5.250% due 03/01/2038	2,500	2,600
California State General Obligation Bonds, Series 2009
6.000% due 04/01/2038	9,500	10,374
California State General Obligation Bonds, Series 2010
5.250% due 11/01/2040	5,945	6,585
5.500% due 03/01/2040	5,750	6,327
California Statewide Communities Development Authority Revenue Bonds, (FHA Insured), Series 2009
6.625% due 08/01/2029	4,890	5,523
6.750% due 02/01/2038	17,415	19,723
California Statewide Communities Development Authority Revenue Bonds, Series 2010
5.000% due 11/01/2040	1,000	1,089
California Statewide Communities Development Authority Revenue Bonds, Series 2011
5.000% due 12/01/2041	1,000	1,091
6.000% due 08/15/2042	5,690	6,552
California Statewide Communities Development Authority Revenue Notes, Series 2007
5.750% due 11/01/2017	570	583
California Statewide Communities Development Authority Revenue Notes, Series 2011
6.500% due 11/01/2021	480	521
Los Angeles Community College District, California General Obligation Bonds, (NPFGC Insured), Series 2007
5.000% due 08/01/2032	2,000	2,046
Los Angeles Department of Water & Power, California Revenue Bonds, (AMBAC Insured), Series 2007
5.000% due 07/01/2039	4,000	4,060
M-S-R Energy Authority, California Revenue Bonds, Series 2009
6.500% due 11/01/2039	1,750	2,300
Montebello Unified School District, California General Obligation Bonds, (AGM Insured), Series 2008
5.000% due 08/01/2033	2,000	2,119
Newport Beach, California Revenue Bonds, Series 2011
5.875% due 12/01/2030	3,000	3,556
Peralta Community College District, California General Obligation Bonds, Series 2009
5.000% due 08/01/2039	500	545
San Diego County, California Water Authority Certificates of Participation Bonds, (AGM Insured), Series 2008
5.000% due 05/01/2038	2,000	2,103
San Marcos Unified School District, California General Obligation Bonds, Series 2011
5.000% due 08/01/2038	3,300	3,717
Santa Clara County, California Financing Authority Revenue Bonds, (AMBAC Insured), Series 2007
5.750% due 02/01/2041	2,000	2,055
Torrance, California Revenue Bonds, Series 2010
5.000% due 09/01/2040	4,725	5,031

		129,853

COLORADO 2.1%
Aurora, Colorado Revenue Bonds, Series 2010
5.000% due 12/01/2040	5,800	6,136
Colorado Health Facilities Authority Revenue Bonds, Series 2010
5.000% due 01/01/2040	6,045	6,481
Denver Health & Hospital Authority, Colorado Revenue Bonds, Series 2010
5.625% due 12/01/2040	1,000	1,061
Public Authority for Colorado Energy Revenue Bonds, Series 2008
6.500% due 11/15/2038	1,430	1,873

		15,551

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CONNECTICUT 0.3%
Connecticut State Health & Educational Facility Authority Revenue Bonds, Series 2011
5.000% due 07/01/2041	$1,000	$1,056
Harbor Point Infrastructure Improvement District, Connecticut Tax Allocation Bonds, Series 2010
7.875% due 04/01/2039	1,250	1,385

		2,441

FLORIDA 6.5%
Brevard County, Florida Health Facilities Authority Revenue Bonds, Series 2009
7.000% due 04/01/2039	1,000	1,122
Broward County, Florida Airport System Revenue Bonds, Series 2009
5.375% due 10/01/2029	600	653
Broward County, Florida Airport System Revenue Bonds, Series 2012
5.000% due 10/01/2042	8,000	8,807
Broward County, Florida Water & Sewer Utility Revenue Bonds, Series 2009
5.250% due 10/01/2034 (d)	8,500	9,083
Clearwater, Florida Water & Sewer Revenue Bonds, Series 2009
5.250% due 12/01/2039	1,000	1,094
Florida Development Finance Corp. Revenue Notes, Series 2011
6.500% due 06/15/2021	230	247
Florida State General Obligation Bonds, Series 2009
5.000% due 06/01/2038 (d)	7,900	8,350
Highlands County, Florida Health Facilities Authority Revenue Bonds, Series 2008
5.625% due 11/15/2037	3,000	3,282
Miami-Dade County, Florida Revenue Bonds, Series 2016
0.000% due 10/01/2032 (a)	5,815	2,946
0.000% due 10/01/2033 (a)	1,000	482
Orlando-Orange County, Florida Expressway Authority Revenue Bonds, Series 2010
5.000% due 07/01/2040	10,000	10,945
Sarasota County, Florida Health Facilities Authority Revenue Bonds, Series 2007
5.750% due 07/01/2037	500	502

		47,513

GEORGIA 4.8%
Atlanta Department of Aviation, Georgia Revenue Bonds, Series 2010
5.000% due 01/01/2040	1,500	1,617
Atlanta Development Authority, Georgia Revenue Bonds, Series 2015
5.000% due 07/01/2044	3,895	4,226
Medical Center Hospital Authority, Georgia Revenue Bonds, Series 2007
5.250% due 07/01/2037	2,775	2,787
Municipal Electric Authority of Georgia Revenue Bonds, Series 2015
5.000% due 07/01/2060	19,680	21,166
Private Colleges & Universities Authority of Georgia Revenue Bonds, Series 2016
4.000% due 10/01/2038 (d)	5,200	5,343

		35,139

HAWAII 1.2%
Hawaii State General Obligation Bonds, Series 2016
4.000% due 10/01/2035 (d)	4,420	4,657
4.000% due 10/01/2036 (d)	3,635	3,814

		8,471

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	35

Schedule of Investments PIMCO Municipal Income Fund II (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ILLINOIS 11.9%
Chicago, Illinois General Obligation Bonds, Series 2007
5.500% due 01/01/2035	$10,000	$9,798
5.500% due 01/01/2042	1,250	1,198
Chicago, Illinois General Obligation Bonds, Series 2015
5.375% due 01/01/2029	14,100	13,886
5.500% due 01/01/2034	5,200	5,121
Chicago, Illinois Motor Fuel Tax Revenue Bonds, (AGC Insured), Series 2008
5.000% due 01/01/2038	1,250	1,278
Chicago, Illinois Revenue Bonds, Series 2002
5.000% due 01/01/2029	2,000	2,091
Chicago, Illinois Special Assessment Bonds, Series 2003
6.625% due 12/01/2022	1,909	1,912
6.750% due 12/01/2032	5,370	5,395
Hillside Village, Illinois Tax Allocation Bonds, Series 2008
6.550% due 01/01/2020	2,570	2,677
7.000% due 01/01/2028	2,900	3,022
Illinois Finance Authority Revenue Bonds, Series 2007
5.750% due 05/15/2031	2,500	2,534
6.000% due 03/01/2037 ^	250	66
Illinois Finance Authority Revenue Bonds, Series 2009
5.500% due 07/01/2037 (d)	5,000	5,316
7.125% due 11/15/2037	700	792
Illinois Finance Authority Revenue Bonds, Series 2010
6.000% due 05/01/2028	2,000	2,275
Illinois Sports Facilities Authority Revenue Bonds, (AMBAC Insured), Series 2001
5.500% due 06/15/2030	26,225	26,819
Illinois State Toll Highway Authority Revenue Bonds, Series 2015
5.000% due 01/01/2033	2,000	2,230

		86,410

INDIANA 0.4%
Vigo County, Indiana Hospital Authority Revenue Bonds, Series 2007
5.800% due 09/01/2047	990	1,021
Vigo County, Indiana Hospital Authority Revenue Bonds, Series 2011
7.500% due 09/01/2022	1,540	1,786

		2,807

IOWA 2.2%
Iowa Finance Authority Revenue Bonds, Series 2007
6.750% due 11/15/2042	4,500	4,718
Iowa Finance Authority Revenue Bonds, Series 2014
2.000% due 05/15/2056 ^	144	2
5.400% due 11/15/2046 ^	769	726
Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
5.600% due 06/01/2034	10,350	10,281

		15,727

KANSAS 0.2%
Kansas Development Finance Authority Revenue Bonds, Series 2009
5.750% due 11/15/2038	500	550
Manhattan, Kansas Revenue Bonds, Series 2007
5.000% due 05/15/2036	850	824

		1,374

KENTUCKY 0.1%
Kentucky Economic Development Finance Authority Revenue Bonds, Series 2010
6.375% due 06/01/2040	1,000	1,075

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
LOUISIANA 1.1%
Louisiana Local Government Environmental Facilities & Community Development Authority Revenue Bonds, Series 2010
5.875% due 10/01/2040	$750	$833
6.000% due 10/01/2044	1,000	1,133
6.500% due 11/01/2035	450	505
Louisiana Public Facilities Authority Revenue Bonds, Series 2007
5.500% due 05/15/2047	3,300	3,345
Louisiana Public Facilities Authority Revenue Bonds, Series 2011
6.500% due 05/15/2037	2,000	2,387

		8,203

MARYLAND 1.2%
Maryland Health & Higher Educational Facilities Authority Revenue Bonds, Series 2008
6.000% due 01/01/2043	4,050	4,244
Maryland Health & Higher Educational Facilities Authority Revenue Bonds, Series 2010
6.250% due 01/01/2041	1,400	1,639
Maryland Health & Higher Educational Facilities Authority Revenue Bonds, Series 2011
5.000% due 08/15/2041	2,380	2,621

		8,504

MASSACHUSETTS 1.7%
Massachusetts Development Finance Agency Revenue Bonds, Series 2010
7.000% due 07/01/2042	1,000	1,075
7.625% due 10/15/2037	545	590
Massachusetts Development Finance Agency Revenue Bonds, Series 2016
4.000% due 10/01/2046 (d)	5,200	5,237
5.000% due 01/01/2047	2,500	2,573
Massachusetts State College Building Authority Revenue Bonds, Series 2009
5.500% due 05/01/2039	2,900	3,173

		12,648

MICHIGAN 3.2%
Detroit, Michigan General Obligation Bonds, Series 2010
5.250% due 11/01/2035	1,000	1,037
Michigan Public Educational Facilities Authority Revenue Bonds, Series 2007
6.500% due 09/01/2037 ^	800	599
Michigan State Building Authority Revenue Bonds, Series 2016
5.000% due 10/15/2046 (d)	3,500	3,852
5.000% due 10/15/2051 (d)	4,000	4,385
Michigan State Hospital Finance Authority Revenue Bonds, Series 2016
4.000% due 11/15/2047 (d)	10,000	9,791
Royal Oak Hospital Finance Authority, Michigan Revenue Bonds, Series 2009
8.250% due 09/01/2039	3,000	3,341

		23,005

MINNESOTA 0.4%
North Oaks, Minnesota Revenue Bonds, Series 2007
6.000% due 10/01/2033	2,640	2,728
St Louis Park, Minnesota Revenue Bonds, Series 2009
5.750% due 07/01/2039	400	441

		3,169

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MISSISSIPPI 0.0%
Mississippi Development Bank Revenue Bonds, (AMBAC Insured), Series 1999
5.000% due 07/01/2024	$40	$40

MISSOURI 3.7%
Lee’s Summit, Missouri Tax Allocation Bonds, Series 2011
5.625% due 10/01/2023	270	264
Missouri State Health & Educational Facilities Authority Revenue Bonds, Series 2013
4.000% due 10/01/2038 (d)	16,000	15,945
5.000% due 11/15/2044	10,000	10,908

		27,117

NEW HAMPSHIRE 0.3%
New Hampshire Business Finance Authority Revenue Bonds, Series 2009
6.125% due 10/01/2039	2,000	2,244

NEW JERSEY 9.4%
Burlington County, New Jersey Bridge Commission Revenue Bonds, Series 2007
5.625% due 01/01/2038	950	973
New Jersey Economic Development Authority Revenue Bonds, Series 1998
6.000% due 05/15/2028 ^	525	302
New Jersey Economic Development Authority Revenue Bonds, Series 2010
5.875% due 06/01/2042	2,000	2,148
New Jersey Economic Development Authority Revenue Bonds, Series 2016
5.000% due 06/15/2041	5,000	4,972
New Jersey Economic Development Authority Special Assessment Bonds, Series 2002
5.750% due 10/01/2021	3,620	3,852
New Jersey Health Care Facilities Financing Authority Revenue Bonds, Series 2007
5.750% due 07/01/2037	1,500	1,559
New Jersey Health Care Facilities Financing Authority Revenue Bonds, Series 2011
6.000% due 07/01/2037	1,500	1,768
New Jersey Health Care Facilities Financing Authority Revenue Bonds, Series 2013
5.500% due 07/01/2043	4,000	4,476
New Jersey State Turnpike Authority Revenue Bonds, Series 2009
5.250% due 01/01/2040	2,000	2,123
New Jersey Transportation Trust Fund Authority Revenue Bonds, (AGM Insured), Series 2006
0.000% due 12/15/2034 (a)	2,500	1,080
New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2015
5.250% due 06/15/2041	750	764
Tobacco Settlement Financing Corp., New Jersey Revenue Bonds, Series 2007
4.750% due 06/01/2034	14,255	12,346
5.000% due 06/01/2041	36,475	31,830

		68,193

NEW MEXICO 0.3%
Farmington, New Mexico Revenue Bonds, Series 2010
5.900% due 06/01/2040	2,000	2,199

NEW YORK 19.6%
Hudson Yards Infrastructure Corp., New York Revenue Bonds, Series 2011
5.250% due 02/15/2047	33,500	36,679

36	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2016

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Metropolitan Transportation Authority, New York Revenue Bonds, Series 2011
5.000% due 11/15/2036	$3,880	$4,306
Nassau County, New York Industrial Development Agency Revenue Bonds, Series 2014
2.000% due 01/01/2049 ^	298	51
6.700% due 01/01/2049	825	808
New York City Water & Sewer System, New York Revenue Bonds, Series 2009
4.750% due 06/15/2017 (d)	3,421	3,479
4.750% due 06/15/2035 (d)	579	586
5.000% due 06/15/2039	2,000	2,147
New York Liberty Development Corp. Revenue Bonds, Series 2005
5.250% due 10/01/2035 (d)	11,505	13,743
New York Liberty Development Corp. Revenue Bonds, Series 2010
5.125% due 01/15/2044	1,000	1,083
5.625% due 07/15/2047	2,500	2,768
6.375% due 07/15/2049	1,250	1,369
New York Liberty Development Corp. Revenue Bonds, Series 2011
5.000% due 12/15/2041	10,000	10,922
5.750% due 11/15/2051	54,000	60,746
New York Liberty Development Corp. Revenue Bonds, Series 2014
5.000% due 11/15/2044	2,000	2,071
New York State Dormitory Authority Revenue Bonds, Series 2010
5.500% due 07/01/2040	1,750	1,979

		142,737

NORTH DAKOTA 0.5%
Stark County, North Dakota Revenue Bonds, Series 2007
6.750% due 01/01/2033	3,710	3,761

OHIO 10.6%
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
5.125% due 06/01/2024	6,000	5,413
5.875% due 06/01/2047	29,400	25,787
6.500% due 06/01/2047	29,400	27,417
Hamilton County, Ohio Sales Tax Revenue Bonds, Series 2011
5.000% due 12/01/2030	3,900	4,353
Ohio State Revenue Bonds, Series 2009
5.500% due 01/01/2039	3,000	3,215
Ohio State Turnpike Commission Revenue Bonds, Series 2013
5.000% due 02/15/2048	10,000	10,957

		77,142

OREGON 0.3%
Clackamas County, Oregon Hospital Facility Authority Revenue Bonds, Series 2009
5.500% due 07/15/2035	1,000	1,100
Oregon State Department of Administrative Services Certificates of Participation Bonds, Series 2009
5.250% due 05/01/2039	1,155	1,256

		2,356

PENNSYLVANIA 9.6%
Berks County, Pennsylvania Municipal Authority Revenue Bonds, Series 2012
5.000% due 11/01/2044	7,500	8,140
Capital Region Water, Pennsylvania Revenue Bonds, Series 2007
6.000% due 09/01/2036 ^	3,120	2,968
Cumberland County, Pennsylvania Municipal Authority Revenue Bonds, Series 2008
5.625% due 07/01/2028	1,000	1,043
6.000% due 07/01/2035	670	702

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Luzerne County, Pennsylvania Industrial Development Authority Revenue Bonds, Series 2009
5.500% due 12/01/2039	$500	$549
Montgomery County Industrial Development Authority, Pennsylvania Revenue Bonds, (FHA Insured), Series 2010
5.375% due 08/01/2038	8,465	9,545
Pennsylvania Higher Educational Facilities Authority Revenue Bonds, Series 2010
5.000% due 03/01/2040	400	428
6.000% due 07/01/2043	850	975
Pennsylvania Turnpike Commission Revenue Bonds, Series 2013
5.000% due 12/01/2043	10,000	11,003
Philadelphia Authority for Industrial Development, Pennsylvania Revenue Bonds, Series 2015
5.000% due 04/01/2045	5,500	6,032
Philadelphia Hospitals & Higher Education Facilities Authority, Pennsylvania Revenue Bonds, Series 2012
5.625% due 07/01/2036	1,000	1,053
5.625% due 07/01/2042	7,000	7,334
Philadelphia, Pennsylvania General Obligation Bonds, (AGM Insured), Series 2008
5.250% due 12/15/2032	17,000	18,143
Philadelphia, Pennsylvania Water & Wastewater Revenue Bonds, Series 2009
5.250% due 01/01/2036	500	538
Westmoreland County Industrial Development Authority, Pennsylvania Revenue Bonds, Series 2010
5.125% due 07/01/2030	1,000	1,081

		69,534

RHODE ISLAND 3.0%
Tobacco Settlement Financing Corp., Rhode Island Revenue Bonds, Series 2015
5.000% due 06/01/2050	21,450	21,508

SOUTH CAROLINA 1.7%
Greenwood County, South Carolina Revenue Bonds, Series 2009
5.375% due 10/01/2039	1,000	1,077
South Carolina State Public Service Authority Revenue Bonds, Series 2013
5.500% due 12/01/2053	10,000	11,197

		12,274

TENNESSEE 2.6%
Bristol Industrial Development Board, Tennessee Revenue Bonds, Series 2016
0.000% due 12/01/2031 (a)	3,975	1,539
5.125% due 12/01/2042	5,000	4,519
Claiborne County, Tennessee Industrial Development Board Revenue Bonds, Series 2009
6.625% due 10/01/2039	1,750	1,871
Johnson City Health & Educational Facilities Board, Tennessee Revenue Bonds, Series 2010
6.000% due 07/01/2038	1,000	1,089
Tennessee Energy Acquisition Corp. Revenue Bonds, Series 2006
5.000% due 02/01/2023	3,000	3,348
5.000% due 02/01/2027	6,000	6,802

		19,168

TEXAS 17.6%
Dallas, Texas Civic Center Revenue Bonds, (AGC Insured), Series 2009
5.250% due 08/15/2038	2,500	2,694
Grand Parkway Transportation Corp., Texas Revenue Bonds, Series 2013
5.000% due 04/01/2053	21,000	23,220

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Harris County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2009
5.250% due 10/01/2029	$3,750	$4,121
5.500% due 10/01/2039	12,700	13,843
HFDC of Central Texas, Inc., Revenue Bonds, Series 2006
5.500% due 02/15/2037	700	704
North Harris County, Texas Regional Water Authority Revenue Bonds, Series 2008
5.250% due 12/15/2033	10,300	11,081
5.500% due 12/15/2038	10,300	11,130
North Texas Tollway Authority Revenue Bonds, Series 2008
5.625% due 01/01/2033	5,000	5,218
5.750% due 01/01/2033	1,200	1,254
North Texas Tollway Authority Revenue Bonds, Series 2011
5.000% due 01/01/2038	5,750	6,209
5.500% due 09/01/2041	1,300	1,486
San Juan Higher Education Finance Authority, Texas Revenue Bonds, Series 2010
6.700% due 08/15/2040	250	293
Tarrant County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2009
6.250% due 11/15/2029	3,000	3,268
Tarrant County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2016
4.000% due 02/15/2047 (d)	13,600	13,412
Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2008
6.250% due 12/15/2026	19,380	22,754
Texas State General Obligation Bonds, Series 2010
6.834% due 04/01/2037 (e)	4,880	5,218
Texas State Public Finance Authority Charter School Finance Corp. Revenue Bonds, Series 2007
5.875% due 12/01/2036	1,000	1,043
Wise County, Texas Revenue Bonds, Series 2011
8.000% due 08/15/2034	1,000	1,110

		128,058

U.S. VIRGIN ISLANDS 1.5%
Virgin Islands Public Finance Authority, U.S. Virgin Islands Revenue Bonds, Series 2009
5.000% due 10/01/2022	2,000	1,755
6.750% due 10/01/2037	2,320	2,170
Virgin Islands Public Finance Authority, U.S. Virgin Islands Revenue Bonds, Series 2010
5.250% due 10/01/2029	8,000	6,840

		10,765

VIRGINIA 0.3%
Fairfax County, Virginia Industrial Development Authority Revenue Bonds, Series 2009
5.500% due 05/15/2035	1,000	1,088
James City County, Virginia Economic Development Authority Revenue Bonds, Series 2013
2.000% due 10/01/2048 ^	412	30
6.000% due 06/01/2043	1,273	1,190

		2,308

WASHINGTON 2.2%
Washington Health Care Facilities Authority Revenue Bonds, (AGC Insured), Series 2008
6.000% due 08/15/2039	1,300	1,448
Washington Health Care Facilities Authority Revenue Bonds, Series 2007
6.125% due 08/15/2037	13,000	13,289
Washington Health Care Facilities Authority Revenue Bonds, Series 2009
7.375% due 03/01/2038	1,000	1,125

		15,862

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	37

Schedule of Investments PIMCO Municipal Income Fund II (Cont.)

December 31, 2016

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WEST VIRGINIA 0.5%
West Virginia Economic Development Authority Revenue Bonds, Series 2010
5.375% due 12/01/2038	$2,000	$2,202
West Virginia Hospital Finance Authority Revenue Bonds, Series 2011
9.125% due 10/01/2041 ^	1,910	1,690

		3,892

WISCONSIN 0.2%
Wisconsin Health & Educational Facilities Authority Revenue Bonds, Series 2009
6.625% due 02/15/2039	1,000	1,107

Total Municipal Bonds & Notes (Cost $1,087,115)		1,166,886

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.2%

SHORT-TERM NOTES 0.2%
Federal Home Loan Bank
0.528% due 02/01/2017 (a)(b)	$1,500	$1,499

Total Short-Term Instruments (Cost $1,500)		1,499

Total Investments in Securities (Cost $1,088,615)		1,168,385

Total Investments 160.6% (Cost $1,088,615)		$1,168,385

Preferred Share (50.4)%		(367,000)

Other Assets and Liabilities, net (10.2)%		(73,872)

Net Assets Applicable to Common Shareholders 100.0%		$727,513

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Zero coupon security.
(b)	Coupon represents a yield to maturity.
(c)	Security becomes interest bearing at a future date.
(d)	Represents an underlying municipal bond transferred to a tender option bond trust established in a tender option bond transaction in which the Fund sold, or caused the sale of, the underlying municipal bond and purchased the residual interest certificate. The security serves as collateral in a financing transaction. See Note 5 in the Notes to Financial Statements for more information.
(e)	Represents an investment in a tender option bond residual interest certificate purchased in a secondary market transaction. The interest rate shown bears an inverse relationship to the interest rate on a tender option bond floating rate certificate. The interest rate disclosed reflects the rate in effect on December 31, 2016.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2016
Investments in Securities, at Value
Municipal Bonds & Notes
Alabama	$0	$60,344	$0	$60,344
Arizona	0	94,387	0	94,387
California	0	129,853	0	129,853
Colorado	0	15,551	0	15,551
Connecticut	0	2,441	0	2,441
Florida	0	47,513	0	47,513
Georgia	0	35,139	0	35,139
Hawaii	0	8,471	0	8,471
Illinois	0	86,410	0	86,410
Indiana	0	2,807	0	2,807
Iowa	0	15,727	0	15,727
Kansas	0	1,374	0	1,374
Kentucky	0	1,075	0	1,075
Louisiana	0	8,203	0	8,203
Maryland	0	8,504	0	8,504
Massachusetts	0	12,648	0	12,648
Michigan	0	23,005	0	23,005
Minnesota	0	3,169	0	3,169
Mississippi	0	40	0	40
Missouri	0	27,117	0	27,117

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2016
New Hampshire	$0	$2,244	$0	$2,244
New Jersey	0	68,193	0	68,193
New Mexico	0	2,199	0	2,199
New York	0	142,737	0	142,737
North Dakota	0	3,761	0	3,761
Ohio	0	77,142	0	77,142
Oregon	0	2,356	0	2,356
Pennsylvania	0	69,534	0	69,534
Rhode Island	0	21,508	0	21,508
South Carolina	0	12,274	0	12,274
Tennessee	0	19,168	0	19,168
Texas	0	128,058	0	128,058
U.S. Virgin Islands	0	10,765	0	10,765
Virginia	0	2,308	0	2,308
Washington	0	15,862	0	15,862
West Virginia	0	3,892	0	3,892
Wisconsin	0	1,107	0	1,107
Short-Term Instruments
Short-Term Notes	0	1,499	0	1,499

Total Investments	$0	$1,168,385	$0	$1,168,385

There were no significant transfers between Levels 1, 2, or 3 during the period ended December 31, 2016.

38	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Municipal Income Fund III

December 31, 2016

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 163.6%

MUNICIPAL BONDS & NOTES 162.8%

ALABAMA 16.4%
Alabama Special Care Facilities Financing Authority-Birmingham, Alabama Revenue Bonds, (AGC Insured), Series 2009
6.000% due 06/01/2039	$500	$553
Alabama State Docks Department Revenue Bonds, Series 2010
6.000% due 10/01/2040	1,000	1,131
Jefferson County, Alabama Sewer Revenue Bonds, Series 2013
0.000% due 10/01/2050 (c)	48,000	35,590
6.500% due 10/01/2053	15,000	17,710
Lower Alabama Gas District Revenue Bonds, Series 2016
5.000% due 09/01/2046	2,000	2,215

		57,199

ARIZONA 10.6%
Arizona Health Facilities Authority Revenue Bonds, Series 2007
5.200% due 10/01/2037	2,250	2,251
Arizona Health Facilities Authority Revenue Bonds, Series 2008
5.000% due 01/01/2035	1,250	1,298
5.500% due 01/01/2038	900	939
Pima County, Arizona Industrial Development Authority Revenue Bonds, Series 2010
5.250% due 10/01/2040	750	781
Pima County, Arizona Industrial Development Authority Revenue Bonds, Series 2016
5.000% due 09/01/2039 (d)	13,000	13,445
Salt River Project Agricultural Improvement & Power District, Arizona Revenue Bonds, Series 2009
5.000% due 01/01/2039 (d)	5,000	5,298
Salt Verde Financial Corp., Arizona Revenue Bonds, Series 2007
5.000% due 12/01/2037	11,600	12,848

		36,860

CALIFORNIA 25.4%
Bay Area Toll Authority, California Revenue Bonds, Series 2008
5.000% due 04/01/2034	500	524
Bay Area Toll Authority, California Revenue Bonds, Series 2010
5.000% due 10/01/2029	1,500	1,654
5.000% due 10/01/2042	3,260	3,566
Bay Area Toll Authority, California Revenue Bonds, Series 2013
5.250% due 04/01/2053	12,000	13,409
California Health Facilities Financing Authority Revenue Bonds, Series 2009
6.000% due 07/01/2039	2,500	2,751
California Health Facilities Financing Authority Revenue Bonds, Series 2011
6.000% due 08/15/2042	1,500	1,727
California Health Facilities Financing Authority Revenue Bonds, Series 2013
5.000% due 08/15/2052	2,015	2,168
California Municipal Finance Authority Revenue Bonds, Series 2011
7.750% due 04/01/2031	1,325	1,585
California State General Obligation Bonds, Series 2007
5.000% due 06/01/2037	5,000	5,084
5.000% due 12/01/2037	5,300	5,484
California State General Obligation Bonds, Series 2008
5.250% due 03/01/2038	1,350	1,404
California State General Obligation Bonds, Series 2009
5.750% due 04/01/2031	2,500	2,722
6.000% due 04/01/2038	5,000	5,460

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
California State General Obligation Bonds, Series 2010
5.250% due 11/01/2040	$1,300	$1,440
5.500% due 03/01/2040	3,200	3,521
California Statewide Communities Development Authority Revenue Bonds, (FHA Insured), Series 2009
6.625% due 08/01/2029	2,580	2,914
6.750% due 02/01/2038	9,200	10,419
California Statewide Communities Development Authority Revenue Bonds, Series 2010
6.250% due 10/01/2039	1,000	1,090
California Statewide Communities Development Authority Revenue Bonds, Series 2011
5.000% due 12/01/2041	3,000	3,273
California Statewide Communities Development Authority Revenue Notes, Series 2007
5.750% due 11/01/2017	405	414
Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
5.125% due 06/01/2047	3,600	3,194
5.750% due 06/01/2047	1,120	1,076
Los Angeles Community College District, California General Obligation Bonds, Series 2009
10.225% due 08/01/2033 (e)	1,675	1,967
M-S-R Energy Authority, California Revenue Bonds, Series 2009
6.500% due 11/01/2039	2,000	2,629
Palomar Health, California Certificates of Participation Bonds, Series 2009
6.750% due 11/01/2039	1,250	1,424
San Marcos Unified School District, California General Obligation Bonds, Series 2011
5.000% due 08/01/2038	1,600	1,802
Tobacco Securitization Authority of Southern California Revenue Bonds, Series 2006
5.000% due 06/01/2037	6,200	5,925

		88,626

COLORADO 1.0%
Colorado Health Facilities Authority Revenue Bonds, Series 2010
5.000% due 01/01/2040	2,000	2,144
Public Authority for Colorado Energy Revenue Bonds, Series 2008
6.500% due 11/15/2038	500	655
Regional Transportation District, Colorado Revenue Bonds, Series 2010
6.000% due 01/15/2034	500	552

		3,351

CONNECTICUT 0.4%
Harbor Point Infrastructure Improvement District, Connecticut Tax Allocation Bonds, Series 2010
7.875% due 04/01/2039	1,250	1,385

DISTRICT OF COLUMBIA 3.1%
District of Columbia Water & Sewer Authority Revenue Bonds, Series 2009
5.500% due 10/01/2039 (d)	10,000	10,738

		10,738

FLORIDA 5.9%
Broward County, Florida Airport System Revenue Bonds, Series 2009
5.375% due 10/01/2029	500	544
Broward County, Florida Water & Sewer Utility Revenue Bonds, Series 2009
5.250% due 10/01/2034 (d)	4,500	4,809
Cape Coral, Florida Water & Sewer Revenue Bonds, (AGM Insured), Series 2011
5.000% due 10/01/2041	3,000	3,295

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Florida Development Finance Corp. Revenue Notes, Series 2011
6.500% due 06/15/2021	$235	$253
Florida State General Obligation Bonds, Series 2009
5.000% due 06/01/2038 (d)	4,200	4,439
Greater Orlando Aviation Authority, Florida Revenue Bonds, Series 2010
7.273% due 10/01/2039 (e)	5,000	5,867
Miami-Dade County, Florida Revenue Bonds, Series 2016
0.000% due 10/01/2032 (a)	1,500	760
0.000% due 10/01/2033 (a)	1,000	482

		20,449

GEORGIA 4.4%
Fulton County, Georgia Residential Care Facilities for the Elderly Authority Revenue Bonds, Series 2006
5.125% due 07/01/2042	1,750	1,750
Medical Center Hospital Authority, Georgia Revenue Bonds, Series 2007
5.250% due 07/01/2037	400	402
Municipal Electric Authority of Georgia Revenue Bonds, Series 2015
5.000% due 07/01/2060	10,000	10,701
Private Colleges & Universities Authority of Georgia Revenue Bonds, Series 2016
4.000% due 10/01/2038 (d)	2,500	2,569

		15,422

HAWAII 1.6%
Hawaii Pacific Health Revenue Bonds, Series 2010
5.500% due 07/01/2040	1,500	1,621
Hawaii State General Obligation Bonds, Series 2016
4.000% due 10/01/2035 (d)	2,135	2,249
4.000% due 10/01/2036 (d)	1,755	1,842

		5,712

ILLINOIS 7.2%
Chicago, Illinois General Obligation Bonds, Series 2007
5.500% due 01/01/2035	400	392
5.500% due 01/01/2042	1,000	958
Chicago, Illinois General Obligation Bonds, Series 2015
5.375% due 01/01/2029	7,200	7,091
5.500% due 01/01/2034	2,500	2,462
Chicago, Illinois Revenue Bonds, Series 2002
5.000% due 01/01/2027	1,750	1,857
Illinois Finance Authority Revenue Bonds, Series 2007
5.875% due 03/01/2027 ^	1,000	265
6.000% due 03/01/2037 ^	625	166
Illinois Finance Authority Revenue Bonds, Series 2009
5.500% due 07/01/2037 (d)	5,000	5,316
7.125% due 11/15/2037	400	453
Illinois Finance Authority Revenue Bonds, Series 2010
6.000% due 08/15/2038	1,000	1,130
Illinois State Toll Highway Authority Revenue Bonds, Series 2008
5.500% due 01/01/2033	5,000	5,220

		25,310

INDIANA 1.7%
Indiana Municipal Power Agency Revenue Bonds, Series 2016
5.000% due 01/01/2042	3,000	3,315
Vigo County, Indiana Hospital Authority Revenue Bonds, Series 2011
7.500% due 09/01/2022	2,275	2,638

		5,953

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	39

Schedule of Investments PIMCO Municipal Income Fund III (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
IOWA 0.1%
Iowa Finance Authority Revenue Bonds, Series 2014
2.000% due 05/15/2056 ^	$76	$1
5.400% due 11/15/2046 ^	403	380

		381

KENTUCKY 0.6%
Kentucky Economic Development Finance Authority Revenue Bonds, Series 2010
6.375% due 06/01/2040	2,000	2,150

LOUISIANA 2.1%
Louisiana Local Government Environmental Facilities & Community Development Authority Revenue Bonds, Series 2010
5.875% due 10/01/2040	1,500	1,666
6.000% due 10/01/2044	1,000	1,133
6.500% due 11/01/2035	400	449
Louisiana Public Facilities Authority Revenue Bonds, Series 2007
5.500% due 05/15/2047	1,700	1,723
Louisiana Public Facilities Authority Revenue Bonds, Series 2011
6.500% due 05/15/2037	2,000	2,387

		7,358

MARYLAND 0.9%
Maryland Economic Development Corp. Revenue Bonds, Series 2010
5.750% due 06/01/2035	1,000	1,076
Maryland Health & Higher Educational Facilities Authority Revenue Bonds, Series 2010
6.250% due 01/01/2041	700	820
Maryland Health & Higher Educational Facilities Authority Revenue Bonds, Series 2011
6.000% due 07/01/2041	1,000	1,178

		3,074

MASSACHUSETTS 3.2%
Massachusetts Development Finance Agency Revenue Bonds, Series 2010
7.625% due 10/15/2037	280	303
Massachusetts Development Finance Agency Revenue Bonds, Series 2011
0.000% due 11/15/2056 (a)(f)	140	1
6.250% due 11/15/2039	529	541
Massachusetts Development Finance Agency Revenue Bonds, Series 2016
4.000% due 10/01/2046 (d)	2,500	2,518
5.000% due 01/01/2047	1,000	1,029
Massachusetts Housing Finance Agency Revenue Bonds, Series 2003
5.125% due 06/01/2043	4,910	4,915
Massachusetts State College Building Authority Revenue Bonds, Series 2009
5.500% due 05/01/2039	1,600	1,751

		11,058

MICHIGAN 3.3%
Detroit, Michigan General Obligation Bonds, Series 2010
5.250% due 11/01/2035	1,500	1,555
Michigan State Building Authority Revenue Bonds, Series 2016
5.000% due 10/15/2046 (d)	1,500	1,651
5.000% due 10/15/2051 (d)	1,500	1,644
Michigan State Hospital Finance Authority Revenue Bonds, Series 2016
4.000% due 11/15/2047 (d)	5,000	4,896

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Royal Oak Hospital Finance Authority, Michigan Revenue Bonds, Series 2009
8.250% due 09/01/2039	$1,500	$1,670

		11,416

MISSOURI 0.2%
Jennings, Missouri Revenue Bonds, Series 2006
5.000% due 11/01/2023	230	214
Manchester, Missouri Tax Allocation Bonds, Series 2010
6.875% due 11/01/2039	500	511

		725

NEW HAMPSHIRE 0.6%
New Hampshire Business Finance Authority Revenue Bonds, Series 2009
6.125% due 10/01/2039	2,000	2,244

NEW JERSEY 8.2%
New Jersey Economic Development Authority Revenue Bonds, Series 2016
5.000% due 06/15/2041	5,000	4,972
New Jersey Economic Development Authority Special Assessment Bonds, Series 2002
6.500% due 04/01/2028	4,500	5,254
New Jersey Health Care Facilities Financing Authority Revenue Bonds, Series 2007
5.750% due 07/01/2037	1,000	1,039
New Jersey Health Care Facilities Financing Authority Revenue Bonds, Series 2013
5.500% due 07/01/2043	2,000	2,238
New Jersey Transportation Trust Fund Authority Revenue Bonds, (AGM Insured), Series 2006
0.000% due 12/15/2034 (a)	3,200	1,383
New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2015
5.250% due 06/15/2041	500	509
Tobacco Settlement Financing Corp., New Jersey Revenue Bonds, Series 2007
4.750% due 06/01/2034	1,600	1,386
5.000% due 06/01/2041	13,745	11,995

		28,776

NEW MEXICO 0.3%
Farmington, New Mexico Revenue Bonds, Series 2010
5.900% due 06/01/2040	1,000	1,099

NEW YORK 14.5%
Brooklyn Arena Local Development Corp., New York Revenue Bonds, Series 2009
6.250% due 07/15/2040	9,800	11,145
Hudson Yards Infrastructure Corp., New York Revenue Bonds, Series 2011
5.750% due 02/15/2047	5,000	5,623
Metropolitan Transportation Authority, New York Revenue Bonds, Series 2011
5.000% due 11/15/2036	3,000	3,330
Nassau County, New York Industrial Development Agency Revenue Bonds, Series 2014
2.000% due 01/01/2049 ^	311	53
6.700% due 01/01/2049	863	845
New York City Industrial Development Agency, New York Revenue Bonds, (AGC Insured), Series 2009
7.000% due 03/01/2049	10,450	11,638
New York City Water & Sewer System, New York Revenue Bonds, Series 2009
4.750% due 06/15/2017 (d)	3,421	3,478
4.750% due 06/15/2035 (d)	579	586

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
New York Liberty Development Corp. Revenue Bonds, Series 2007
5.500% due 10/01/2037	$1,700	$2,065
New York Liberty Development Corp. Revenue Bonds, Series 2011
5.000% due 11/15/2044	11,000	11,910

		50,673

NORTH CAROLINA 3.2%
New Hanover County, North Carolina Revenue Bonds, Series 2011
5.000% due 10/01/2028	6,000	6,666
University of North Carolina Hospitals at Chapel Hill Revenue Bonds, Series 2016
4.000% due 02/01/2046	4,500	4,572

		11,238

OHIO 12.7%
Allen County, Ohio Revenue Bonds, Series 2010
5.000% due 06/01/2038	500	534
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
5.125% due 06/01/2024	1,000	902
5.875% due 06/01/2047	8,400	7,368
6.500% due 06/01/2047	30,350	28,304
Hamilton County, Ohio Revenue Bonds, Series 2012
5.000% due 06/01/2042	1,500	1,655
Ohio State Turnpike Commission Revenue Bonds, Series 2013
5.000% due 02/15/2048	5,000	5,478

		44,241

PENNSYLVANIA 6.7%
Allegheny County, Pennsylvania Hospital Development Authority Revenue Bonds, Series 2009
5.625% due 08/15/2039	1,000	1,085
Berks County, Pennsylvania Municipal Authority Revenue Bonds, Series 2012
5.000% due 11/01/2044	6,600	7,163
Capital Region Water, Pennsylvania Revenue Bonds, Series 2007
6.000% due 09/01/2036 ^	1,200	1,142
Cumberland County, Pennsylvania Municipal Authority Revenue Bonds, Series 2008
5.625% due 07/01/2028	1,000	1,043
6.000% due 07/01/2035	670	702
Dauphin County, Pennsylvania General Authority Revenue Bonds, Series 2009
6.000% due 06/01/2036	1,000	1,104
Luzerne County, Pennsylvania Industrial Development Authority Revenue Bonds, Series 2009
5.500% due 12/01/2039	100	110
Pennsylvania Turnpike Commission Revenue Bonds, Series 2009
5.125% due 12/01/2040	3,000	3,216
Pennsylvania Turnpike Commission Revenue Bonds, Series 2013
5.000% due 12/01/2043	5,000	5,501
Philadelphia Hospitals & Higher Education Facilities Authority, Pennsylvania Revenue Bonds, Series 2012
5.625% due 07/01/2042	1,645	1,724
Philadelphia, Pennsylvania Water & Wastewater Revenue Bonds, Series 2009
5.250% due 01/01/2036	500	538

		23,328

SOUTH CAROLINA 6.9%
Greenwood County, South Carolina Revenue Bonds, Series 2009
5.375% due 10/01/2039	1,000	1,077

40	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2016

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
South Carolina Ports Authority Revenue Bonds, Series 2010
5.250% due 07/01/2040	$800	$877
South Carolina State Public Service Authority Revenue Bonds, Series 2013
5.125% due 12/01/2043	5,000	5,523
5.500% due 12/01/2053	15,000	16,796

		24,273

TENNESSEE 1.5%
Bristol Industrial Development Board, Tennessee Revenue Bonds, Series 2016
5.125% due 12/01/2042	2,500	2,260
Bristol Industrial Development Board, Tennessee Revenue Notes, Series 2016
0.000% due 12/01/2026 (a)	1,000	558
Claiborne County, Tennessee Industrial Development Board Revenue Bonds, Series 2009
6.625% due 10/01/2039	1,250	1,336
Johnson City Health & Educational Facilities Board, Tennessee Revenue Bonds, Series 2010
6.000% due 07/01/2038	1,000	1,089

		5,243

TEXAS 16.3%
Dallas, Texas Civic Center Revenue Bonds, (AGC Insured), Series 2009
5.250% due 08/15/2038	1,300	1,401
Grand Parkway Transportation Corp., Texas Revenue Bonds, Series 2013
5.000% due 04/01/2053	4,500	4,976
North Harris County, Texas Regional Water Authority Revenue Bonds, Series 2008
5.250% due 12/15/2033	5,500	5,917
5.500% due 12/15/2038	5,500	5,943
North Texas Tollway Authority Revenue Bonds, Series 2008
5.625% due 01/01/2033	10,800	11,271
5.750% due 01/01/2033	700	732
North Texas Tollway Authority Revenue Bonds, Series 2011
5.000% due 01/01/2038	3,000	3,239
5.500% due 09/01/2041	600	686

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Tarrant County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2009
6.250% due 11/15/2029	$3,000	$3,268
Tender Option Bond Trust Receipts/Certificates, Texas General Obligation Bonds, Series 2009
7.320% due 08/01/2039 (e)	6,500	7,494
Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2006
5.250% due 12/15/2026	150	168
Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2008
6.250% due 12/15/2026	9,600	11,271
Wise County, Texas Revenue Bonds, Series 2011
8.000% due 08/15/2034	500	555

		56,921

U.S. VIRGIN ISLANDS 0.9%
Virgin Islands Public Finance Authority, U.S. Virgin Islands Revenue Bonds, Series 2009
5.000% due 10/01/2022	1,000	877
6.750% due 10/01/2037	2,500	2,339

		3,216

VIRGINIA 0.5%
Fairfax County, Virginia Industrial Development Authority Revenue Bonds, Series 2009
5.500% due 05/15/2035	1,000	1,089
James City County, Virginia Economic Development Authority Revenue Bonds, Series 2013
2.000% due 10/01/2048 ^	201	15
6.000% due 06/01/2043	621	580

		1,684

WASHINGTON 0.5%
Washington Health Care Facilities Authority Revenue Bonds, Series 2009
7.375% due 03/01/2038	1,000	1,125
Washington Health Care Facilities Authority Revenue Bonds, Series 2010
5.500% due 12/01/2039	500	570

		1,695

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WEST VIRGINIA 0.2%
West Virginia Hospital Finance Authority Revenue Bonds, Series 2011
9.125% due 10/01/2041 ^	$955	$845

WISCONSIN 1.7%
University of Wisconsin Hospitals & Clinics Authority Revenue Bonds, Series 2013
5.000% due 04/01/2038	3,500	3,881
Wisconsin Health & Educational Facilities Authority Revenue Bonds, Series 2009
6.625% due 02/15/2039	1,000	1,107
Wisconsin Health & Educational Facilities Authority Revenue Bonds, Series 2010
5.625% due 04/15/2039	1,000	1,095

		6,083

Total Municipal Bonds & Notes (Cost $517,154)		568,726

SHORT-TERM INSTRUMENTS 0.8%

SHORT-TERM NOTES 0.8%
Federal Home Loan Bank
0.457% due 01/20/2017 (a)(b)	2,300	2,299
0.528% due 02/01/2017 (a)(b)	700	700

		2,999

Total Short-Term Instruments (Cost $2,999)		2,999

Total Investments in Securities (Cost $520,153)		571,725

Total Investments 163.6% (Cost $520,153)		$571,725

Preferred Shares 54.1%		189,000

Other Assets and Liabilities, net (117.7)%		(411,302)

Net Assets Applicable to Common Shareholders 100.0%		$349,423

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Zero coupon security.
(b)	Coupon represents a yield to maturity.
(c)	Security becomes interest bearing at a future date.
(d)	Represents an underlying municipal bond transferred to a tender option bond trust established in a tender option bond transaction in which the Fund sold, or caused the sale of, the underlying municipal bond and purchased the residual interest certificate. The security serves as collateral in a financing transaction. See Note 5 in the Notes to Financial Statements for more information.
(e)	Represents an investment in a tender option bond residual interest certificate purchased in a secondary market transaction. The interest rate shown bears an inverse relationship to the interest rate on a tender option bond floating rate certificate. The interest rate disclosed reflects the rate in effect on December 31, 2016.

(f)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Massachusetts Development Finance Agency Revenue Bonds, Series 2011	5.500%	11/15/2056	07/20/2007	$ 4	$1	0.00%

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	41

Schedule of Investments PIMCO Municipal Income Fund III (Cont.)

December 31, 2016

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2016
Investments in Securities, at Value
Municipal Bonds & Notes
Alabama	$0	$57,199	$0	$57,199
Arizona	0	36,860	0	36,860
California	0	88,626	0	88,626
Colorado	0	3,351	0	3,351
Connecticut	0	1,385	0	1,385
District of Columbia	0	10,738	0	10,738
Florida	0	20,449	0	20,449
Georgia	0	15,422	0	15,422
Hawaii	0	5,712	0	5,712
Illinois	0	25,310	0	25,310
Indiana	0	5,953	0	5,953
Iowa	0	381	0	381
Kentucky	0	2,150	0	2,150
Louisiana	0	7,358	0	7,358
Maryland	0	3,074	0	3,074
Massachusetts	0	11,058	0	11,058
Michigan	0	11,416	0	11,416
Missouri	0	725	0	725

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2016
New Hampshire	$0	$2,244	$0	$2,244
New Jersey	0	28,776	0	28,776
New Mexico	0	1,099	0	1,099
New York	0	50,673	0	50,673
North Carolina	0	11,238	0	11,238
Ohio	0	44,241	0	44,241
Pennsylvania	0	23,328	0	23,328
South Carolina	0	24,273	0	24,273
Tennessee	0	5,243	0	5,243
Texas	0	56,921	0	56,921
U.S. Virgin Islands	0	3,216	0	3,216
Virginia	0	1,684	0	1,684
Washington	0	1,695	0	1,695
West Virginia	0	845	0	845
Wisconsin	0	6,083	0	6,083
Short-Term Instruments
Short-Term Notes	0	2,999	0	2,999

Total Investments	$0	$571,725	$0	$571,725

There were no significant transfers between Levels 1, 2, or 3 during the period ended December 31, 2016.

42	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Schedule of Investments PIMCO California Municipal Income Fund

December 31, 2016

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 171.0%

MUNICIPAL BONDS & NOTES 170.9%

CALIFORNIA 168.5%
Bay Area Toll Authority, California Revenue Bonds, Series 2008
5.000% due 04/01/2034	$10,000	$10,480
California County Tobacco Securitization Agency Revenue Bonds, Series 2002
6.000% due 06/01/2035	4,000	4,001
6.125% due 06/01/2038	1,000	981
California County Tobacco Securitization Agency Revenue Bonds, Series 2006
5.600% due 06/01/2036	1,500	1,491
California Educational Facilities Authority Revenue Bonds, Series 2009
5.000% due 01/01/2039 (c)	10,200	10,922
5.000% due 10/01/2039 (c)	10,000	10,643
California Health Facilities Financing Authority Revenue Bonds, Series 2008
5.250% due 11/15/2040	5,050	5,734
California Health Facilities Financing Authority Revenue Bonds, Series 2009
5.750% due 09/01/2039	2,000	2,220
6.000% due 07/01/2039	4,000	4,401
6.500% due 11/01/2038	1,000	1,127
California Health Facilities Financing Authority Revenue Bonds, Series 2010
5.000% due 11/15/2036	1,450	1,578
7.273% due 11/15/2036 (d)	1,000	1,220
California Health Facilities Financing Authority Revenue Bonds, Series 2011
5.000% due 08/15/2035	1,000	1,114
6.000% due 08/15/2042	2,800	3,224
California Health Facilities Financing Authority Revenue Bonds, Series 2012
5.000% due 08/15/2051	7,300	7,957
California Health Facilities Financing Authority Revenue Bonds, Series 2013
5.000% due 08/15/2052	1,675	1,803
California Health Facilities Financing Authority Revenue Bonds, Series 2015
5.000% due 08/15/2054	1,300	1,425
California Health Facilities Financing Authority Revenue Bonds, Series 2016
4.000% due 08/15/2039 (c)	8,500	8,527
5.000% due 08/15/2055	6,000	6,585
California Infrastructure & Economic Development Bank Revenue Bonds, Series 2013
5.000% due 02/01/2039	10,000	11,056
California Municipal Finance Authority Revenue Bonds, Series 2008
5.875% due 10/01/2034	2,900	3,029
California Municipal Finance Authority Revenue Bonds, Series 2011
7.750% due 04/01/2031	955	1,142
California Pollution Control Financing Authority Revenue Bonds, Series 2010
5.100% due 06/01/2040	2,000	2,168
5.250% due 08/01/2040	1,250	1,382
California Pollution Control Financing Authority Revenue Bonds, Series 2012
5.000% due 11/21/2045	2,000	2,001
California State General Obligation Bonds, Series 2007
5.000% due 06/01/2037	100	102
5.000% due 12/01/2037	3,000	3,104
California State General Obligation Bonds, Series 2009
6.000% due 04/01/2038	2,000	2,184
6.000% due 11/01/2039	2,000	2,230
California State General Obligation Bonds, Series 2010
5.250% due 11/01/2040	2,400	2,658
5.500% due 03/01/2040	1,500	1,651
California State General Obligation Bonds, Series 2013
5.000% due 11/01/2043	7,000	7,753

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
California State General Obligation Bonds, Series 2015
5.000% due 09/01/2032	$1,300	$1,508
California State Public Works Board Revenue Bonds, Series 2009
5.000% due 04/01/2034	2,000	2,160
5.750% due 10/01/2030	2,000	2,204
6.000% due 11/01/2034	2,000	2,249
California State Public Works Board Revenue Bonds, Series 2011
5.000% due 12/01/2029	1,500	1,682
California State University Revenue Bonds, Series 2015
5.000% due 11/01/2047	14,000	15,866
California Statewide Communities Development Authority Certificates of Participation Bonds, Series 1999
5.375% due 04/01/2030	2,150	2,152
California Statewide Communities Development Authority Revenue Bonds, (FGIC Insured), Series 2007
5.750% due 07/01/2047	3,200	3,419
California Statewide Communities Development Authority Revenue Bonds, (FHA Insured), Series 2009
6.625% due 08/01/2029	1,870	2,112
6.750% due 02/01/2038	6,875	7,786
California Statewide Communities Development Authority Revenue Bonds, (NPFGC Insured), Series 2000
5.125% due 07/01/2024	100	106
California Statewide Communities Development Authority Revenue Bonds, Series 2007
5.500% due 11/01/2038	900	881
California Statewide Communities Development Authority Revenue Bonds, Series 2008
5.500% due 07/01/2031	845	864
California Statewide Communities Development Authority Revenue Bonds, Series 2010
5.000% due 11/01/2040	10,000	10,887
6.250% due 10/01/2039	1,000	1,090
7.500% due 06/01/2042	980	1,106
California Statewide Communities Development Authority Revenue Bonds, Series 2011
6.000% due 08/15/2042	2,000	2,303
California Statewide Communities Development Authority Revenue Bonds, Series 2012
5.000% due 04/01/2042	11,500	12,398
5.125% due 05/15/2031	4,000	4,384
5.375% due 05/15/2038	4,500	4,863
California Statewide Communities Development Authority Revenue Bonds, Series 2016
4.000% due 08/15/2051	225	218
5.000% due 12/01/2036	1,400	1,426
5.000% due 06/01/2046	2,000	1,883
5.000% due 12/01/2046	5,700	5,742
California Statewide Financing Authority Revenue Bonds, Series 2002
6.000% due 05/01/2037	3,000	3,065
Chula Vista, California Revenue Bonds, Series 2004
5.875% due 02/15/2034	5,000	5,487
Clovis Unified School District, California General Obligation Bonds, (NPFGC Insured), Series 2006
0.000% due 08/01/2029 (a)	3,000	1,949
Contra Costa County, California Public Financing Authority Tax Allocation Bonds, Series 2003
5.850% due 08/01/2033	350	350
Desert Community College District, California General Obligation Bonds, (AGM Insured), Series 2007
5.000% due 08/01/2037	5,000	5,116
Eastern Municipal Water District, California Certificates of Participation Bonds, Series 2008
5.000% due 07/01/2035	6,300	6,652
El Monte, California Certificates of Participation Bonds, (AMBAC Insured), Series 2001
5.250% due 01/01/2034 (e)	14,425	14,877

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Folsom Redevelopment Agency, California Tax Allocation Bonds, Series 2009
5.500% due 08/01/2036	$1,000	$1,102
Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
5.125% due 06/01/2047	8,300	7,363
5.750% due 06/01/2047	24,325	23,378
Hayward Unified School District, California General Obligation Bonds, Series 2015
5.000% due 08/01/2038	6,000	6,590
Imperial Irrigation District Electric System, California Revenue Bonds, Series 2011
5.000% due 11/01/2041	1,000	1,085
Kaweah Delta Health Care District, California Revenue Bonds, Series 2015
4.000% due 06/01/2045	2,000	1,990
Kern County, California Certificates of Participation Bonds, (AGC Insured), Series 2009
5.750% due 08/01/2035	10,590	11,550
Lancaster Redevelopment Agency, California Tax Allocation Bonds, Series 2009
6.875% due 08/01/2039	500	564
Long Beach Bond Finance Authority, California Revenue Bonds, Series 2007
5.500% due 11/15/2027	1,000	1,176
Long Beach, California Airport System Revenue Bonds, Series 2010
5.000% due 06/01/2040	5,000	5,385
Los Angeles Department of Water & Power, California Revenue Bonds, Series 2009
5.375% due 07/01/2034 (c)	3,000	3,228
5.375% due 07/01/2038 (c)	7,000	7,518
Los Angeles Department of Water & Power, California Revenue Bonds, Series 2012
5.000% due 07/01/2037	4,100	4,589
5.000% due 07/01/2043	5,000	5,532
Los Angeles Department of Water & Power, California Revenue Bonds, Series 2014
5.000% due 07/01/2043	3,650	4,061
Los Angeles Unified School District, California General Obligation Bonds, Series 2009
5.000% due 07/01/2029 (c)	10,000	10,791
5.000% due 01/01/2034 (c)	8,500	9,159
5.300% due 01/01/2034	250	271
M-S-R Energy Authority, California Revenue Bonds, Series 2009
6.500% due 11/01/2039	18,845	24,768
Malibu, California Certificates of Participation Bonds, Series 2009
5.000% due 07/01/2039	700	761
Peralta Community College District, California General Obligation Bonds, Series 2009
5.000% due 08/01/2039	1,250	1,362
Regents of the University of California Medical Center Pooled Revenue Bonds, Series 2013
5.000% due 05/15/2043	2,000	2,191
River Islands Public Financing Authority, California Special Tax Bonds, Series 2015
5.500% due 09/01/2045	3,000	3,176
Sacramento Area Flood Control Agency, California Special Assessment Notes, Series 2016
5.000% due 10/01/2041 (c)	2,800	3,176
5.000% due 10/01/2047 (c)	1,700	1,909
San Diego County, California Water Authority Certificates of Participation Bonds, (AGM Insured), Series 2008
5.000% due 05/01/2038	6,250	6,572
San Diego Regional Building Authority, California Revenue Bonds, Series 2009
5.375% due 02/01/2036	3,285	3,558
San Francisco, California City & County Certificates of Participation Bonds, Series 2009
5.250% due 04/01/2031	650	699

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	43

Schedule of Investments PIMCO California Municipal Income Fund (Cont.)

December 31, 2016

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
San Jose, California Hotel Tax Revenue Bonds, Series 2011
6.500% due 05/01/2036	$1,500	$1,746
San Jose, California Special Assessment Bonds, Series 2001
5.600% due 09/02/2017	230	232
San Marcos Redevelopment Agency Successor Agency, California Tax Allocation Bonds, Series 2015
5.000% due 10/01/2031	2,315	2,644
San Marcos Unified School District, California General Obligation Bonds, Series 2011
5.000% due 08/01/2038	1,200	1,352
Santa Clara County, California Financing Authority Revenue Bonds, (AMBAC Insured), Series 2007
5.750% due 02/01/2041	3,500	3,596
Santa Cruz County, California Redevelopment Agency Tax Allocation Bonds, Series 2009
7.000% due 09/01/2036	1,300	1,485
Stockton Unified School District, California General Obligation Bonds, Series 2016
5.000% due 08/01/2031	4,000	4,519
Tobacco Securitization Authority of Northern California Revenue Bonds, Series 2005
5.375% due 06/01/2038	1,500	1,433

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Tobacco Securitization Authority of Southern California Revenue Bonds, Series 2006
5.000% due 06/01/2037	$800	$764
Torrance, California Revenue Bonds, Series 2010
5.000% due 09/01/2040	6,300	6,708
Turlock, California Certificates of Participation Bonds, Series 2007
5.500% due 10/15/2037	2,000	2,067
Washington Township Health Care District, California General Obligation Bonds, Series 2013
5.000% due 08/01/2043	2,500	2,754

		435,482

ILLINOIS 2.4%
Chicago, Illinois General Obligation Bonds, Series 2007
5.500% due 01/01/2042	2,000	1,916
Chicago, Illinois General Obligation Bonds, Series 2015
5.250% due 01/01/2028	4,400	4,268

		6,184

Total Municipal Bonds & Notes (Cost $408,977)		441,666

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.1%

SHORT-TERM NOTES 0.1%
Federal Home Loan Bank
0.492% due 02/13/2017 (a)(b)	$200	$200

Total Short-Term Instruments (Cost $200)		200

Total Investments in Securities (Cost $409,177)		441,866

Total Investments 171.0% (Cost $409,177)		$441,866

Preferred Shares (58.0)%		(150,000)

Other Assets and Liabilities, net (13.0)%		(33,390)

Net Assets Applicable to Common Shareholders 100.0%		$258,476

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Zero coupon security.
(b)	Coupon represents a yield to maturity.
(c)	Represents an underlying municipal bond transferred to a tender option bond trust established in a tender option bond transaction in which the Fund sold, or caused the sale of, the underlying municipal bond and purchased the residual interest certificate. The security serves as collateral in a financing transaction. See Note 5 in the Notes to Financial Statements for more information.
(d)	Represents an investment in a tender option bond residual interest certificate purchased in a secondary market transaction. The interest rate shown bears an inverse relationship to the interest rate on a tender option bond floating rate certificate. The interest rate disclosed reflects the rate in effect on December 31, 2016.

(e)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
El Monte, California Certificates of Participation Bonds, (AMBAC Insured), Series 2001	5.250%	01/01/2034	08/02/2001	$ 14,425	$14,877	5.76%

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2016
Investments in Securities, at Value
Municipal Bonds & Notes
California	$0	$435,482	$0	$435,482
Illinois	0	6,184	0	6,184
Short-Term Instruments
Short-Term Notes	0	200	0	200

Total Investments	$0	$441,866	$0	$441,866

There were no significant transfers between Levels 1, 2, or 3 during the period ended December 31, 2016.

44	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Schedule of Investments PIMCO California Municipal Income Fund II

December 31, 2016

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 177.1%

MUNICIPAL BONDS & NOTES 177.0%

CALIFORNIA 172.0%
Alhambra, California Revenue Bonds, Series 2010
7.625% due 01/01/2040	$2,000	$2,352
Bay Area Toll Authority, California Revenue Bonds, Series 2009
5.000% due 04/01/2039 (c)	20,000	20,959
Bay Area Toll Authority, California Revenue Bonds, Series 2014
5.000% due 10/01/2054	3,000	3,277
California County Tobacco Securitization Agency Revenue Bonds, Series 2002
5.875% due 06/01/2043	1,800	1,822
California County Tobacco Securitization Agency Revenue Bonds, Series 2006
5.600% due 06/01/2036	1,500	1,491
California Health Facilities Financing Authority Revenue Bonds, Series 2008
5.250% due 11/15/2040	5,400	6,131
California Health Facilities Financing Authority Revenue Bonds, Series 2009
5.750% due 09/01/2039	250	278
6.000% due 07/01/2039	3,000	3,301
6.500% due 11/01/2038	500	563
California Health Facilities Financing Authority Revenue Bonds, Series 2011
5.000% due 08/15/2035	1,000	1,114
California Health Facilities Financing Authority Revenue Bonds, Series 2012
5.000% due 11/15/2034	1,000	1,082
5.000% due 11/15/2040	4,000	4,472
5.000% due 08/15/2051	5,555	6,050
California Health Facilities Financing Authority Revenue Bonds, Series 2015
5.000% due 08/15/2054	5,000	5,479
California Health Facilities Financing Authority Revenue Bonds, Series 2016
5.000% due 08/15/2055	6,275	6,887
California Infrastructure & Economic Development Bank Revenue Bonds, Series 2008
5.250% due 02/01/2038	175	183
California Infrastructure & Economic Development Bank Revenue Bonds, Series 2013
5.000% due 02/01/2039	10,000	11,056
California Municipal Finance Authority Revenue Bonds, Series 2011
7.750% due 04/01/2031	1,035	1,238
California Pollution Control Financing Authority Revenue Bonds, Series 2010
5.250% due 08/01/2040	1,500	1,659
California Pollution Control Financing Authority Revenue Bonds, Series 2012
5.000% due 07/01/2037	1,000	1,001
5.000% due 11/21/2045	1,000	1,001
California State General Obligation Bonds, Series 2003
0.670% due 05/01/2033	3,000	3,000
California State General Obligation Bonds, Series 2009
6.000% due 04/01/2038	10,000	10,920
California State General Obligation Bonds, Series 2013
5.000% due 11/01/2043	7,000	7,753
California State Public Works Board Revenue Bonds, Series 2008
5.000% due 03/01/2033	7,915	8,277
California State Public Works Board Revenue Bonds, Series 2009
5.750% due 10/01/2030	3,000	3,306
6.000% due 11/01/2034	2,000	2,249
California State Public Works Board Revenue Bonds, Series 2011
5.000% due 12/01/2029	2,000	2,242

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
California State Public Works Board Revenue Bonds, Series 2013
5.000% due 03/01/2038	$2,500	$2,739
California State University Revenue Bonds, Series 2015
5.000% due 11/01/2047	5,000	5,666
California State University Revenue Bonds, Series 2016
5.000% due 11/01/2041 (c)	11,435	12,944
California Statewide Communities Development Authority Revenue Bonds, (FGIC Insured), Series 2007
5.750% due 07/01/2047	3,700	3,953
California Statewide Communities Development Authority Revenue Bonds, (FHA Insured), Series 2009
6.625% due 08/01/2029	2,135	2,411
6.750% due 02/01/2038	7,860	8,902
California Statewide Communities Development Authority Revenue Bonds, Series 2006
5.000% due 11/01/2029	500	499
California Statewide Communities Development Authority Revenue Bonds, Series 2007
5.150% due 07/01/2030	250	255
5.250% due 07/01/2042	1,250	1,276
California Statewide Communities Development Authority Revenue Bonds, Series 2008
5.250% due 11/15/2048	5,490	5,755
5.500% due 07/01/2031	3,040	3,108
California Statewide Communities Development Authority Revenue Bonds, Series 2010
7.000% due 07/01/2040	3,760	4,242
7.500% due 06/01/2042	980	1,106
California Statewide Communities Development Authority Revenue Bonds, Series 2011
6.000% due 08/15/2042	5,600	6,448
California Statewide Communities Development Authority Revenue Bonds, Series 2012
5.000% due 04/01/2042	9,705	10,463
5.375% due 05/15/2038	4,500	4,863
California Statewide Communities Development Authority Revenue Bonds, Series 2016
4.000% due 08/15/2051	225	218
5.000% due 12/01/2036	1,500	1,528
5.000% due 06/01/2046	2,000	1,883
5.000% due 12/01/2046	2,000	2,015
5.250% due 12/01/2056	5,200	5,340
California Statewide Financing Authority Revenue Bonds, Series 2002
6.000% due 05/01/2037	2,000	2,043
Chula Vista, California Revenue Bonds, Series 2004
5.875% due 02/15/2034	1,000	1,097
Clovis Unified School District, California General Obligation Bonds, (NPFGC Insured), Series 2006
0.000% due 08/01/2029 (a)	2,815	1,829
Coronado Community Development Agency, California Tax Allocation Bonds, (AMBAC Insured), Series 2005
4.875% due 09/01/2035	8,175	8,197
Desert Community College District, California General Obligation Bonds, (AGM Insured), Series 2007
0.000% due 08/01/2046 (a)	25,000	5,125
Desert Community College District, California General Obligation Bonds, (AGM Insured), Series 2009
7.163% due 08/01/2032 (d)	6,035	6,309
Fremont Community Facilities District No. 1, California Special Tax Bonds, Series 2015
5.000% due 09/01/2045	1,400	1,477
Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
5.125% due 06/01/2047	8,500	7,541
5.750% due 06/01/2047	34,715	33,364
Hayward Unified School District, California General Obligation Bonds, Series 2015
5.000% due 08/01/2038	3,000	3,295
Imperial Irrigation District Electric System, California Revenue Bonds, Series 2011
5.000% due 11/01/2041	4,500	4,884

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Irvine Unified School District, California Special Tax Bonds, Series 2010
6.700% due 09/01/2035	$515	$577
Kaweah Delta Health Care District, California Revenue Bonds, Series 2015
4.000% due 06/01/2045	1,275	1,269
Lancaster Redevelopment Agency, California Tax Allocation Bonds, Series 2009
6.875% due 08/01/2039	1,000	1,128
Long Beach Bond Finance Authority, California Revenue Bonds, Series 2007
5.500% due 11/15/2037	7,500	8,892
Long Beach Unified School District, California General Obligation Bonds, Series 2009
5.250% due 08/01/2019 (c)	9,395	10,286
5.250% due 08/01/2033 (c)	605	659
Long Beach, California Airport System Revenue Bonds, Series 2010
5.000% due 06/01/2040	500	539
Los Angeles Community College District, California General Obligation Bonds, Series 2009
10.225% due 08/01/2033 (d)	4,000	4,698
Los Angeles Department of Water & Power, California Revenue Bonds, Series 2014
5.000% due 07/01/2043	3,000	3,338
Los Angeles Department of Water & Power, California Revenue Bonds, Series 2016
5.000% due 07/01/2046 (c)	10,000	11,346
Los Angeles Unified School District, California General Obligation Bonds, Series 2009
5.000% due 01/01/2034	11,000	11,853
M-S-R Energy Authority, California Revenue Bonds, Series 2009
6.500% due 11/01/2039	16,445	21,613
7.000% due 11/01/2034	1,000	1,353
Manteca Redevelopment Agency, California Tax Allocation Bonds, (AMBAC Insured), Series 2004
5.000% due 10/01/2036	10,000	10,005
Metropolitan Water District of Southern California Revenue Bonds, (BABs), Series 2009
5.000% due 07/01/2037 (c)	5,000	5,083
Oakland Unified School District/Alameda County, California General Obligation Bonds, Series 2009
6.125% due 08/01/2029	5,000	5,591
Palomar Health, California Certificates of Participation Bonds, Series 2009
6.750% due 11/01/2039	4,750	5,411
Poway Unified School District, California General Obligation Bonds, Series 2011
0.000% due 08/01/2040 (a)	11,000	4,129
0.000% due 08/01/2046 (a)	16,000	4,347
River Islands Public Financing Authority, California Special Tax Bonds, Series 2015
5.500% due 09/01/2045	3,000	3,176
Sacramento Area Flood Control Agency, California Special Assessment Notes, Series 2016
5.000% due 10/01/2041 (c)	2,800	3,176
5.000% due 10/01/2047 (c)	1,700	1,909
San Diego Community College District, California General Obligation Bonds, Series 2009
7.707% due 08/01/2033 (d)	5,000	5,950
San Diego Public Facilities Financing Authority Sewer, California Revenue Bonds, Series 2009
5.250% due 05/15/2039	1,000	1,090
San Diego Public Facilities Financing Authority Water, California Revenue Bonds, Series 2009
5.250% due 08/01/2038	4,000	4,253
San Diego Regional Building Authority, California Revenue Bonds, Series 2009
5.375% due 02/01/2036	2,800	3,033
San Francisco, California City & County Certificates of Participation Bonds, Series 2009
5.250% due 04/01/2031	300	323

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	45

Schedule of Investments PIMCO California Municipal Income Fund II (Cont.)

December 31, 2016

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
San Jose, California Hotel Tax Revenue Bonds, Series 2011
6.500% due 05/01/2036	$1,000	$1,164
San Marcos Redevelopment Agency Successor Agency, California Tax Allocation Bonds, Series 2015
5.000% due 10/01/2032	850	966
5.000% due 10/01/2033	1,125	1,274
San Marcos Unified School District, California General Obligation Bonds, Series 2011
5.000% due 08/01/2038	1,300	1,464
Santa Cruz County, California Redevelopment Agency Tax Allocation Bonds, Series 2009
7.000% due 09/01/2036	1,500	1,714
Santa Rosa, California Wastewater Revenue Bonds, Series 2016
5.000% due 09/01/2028	1,000	1,204
Stockton Unified School District, California General Obligation Bonds, Series 2016
5.000% due 08/01/2031	3,700	4,180
Tender Option Bond Trust Receipts/Certificates, California Revenue Bonds, Series 2010
7.320% due 05/15/2040 (d)	7,500	8,767
Tobacco Securitization Authority of Northern California Revenue Bonds, Series 2005
5.375% due 06/01/2038	1,650	1,576
Torrance, California Revenue Bonds, Series 2010
5.000% due 09/01/2040	3,100	3,301
Turlock Irrigation District, California Revenue Bonds, Series 2011
5.500% due 01/01/2041	1,700	1,889

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Tustin Unified School District, California Special Tax Bonds, Series 2010
6.000% due 09/01/2040	$1,000	$1,152
University of California Revenue Bonds, Series 2016
5.000% due 05/15/2037 (c)	11,900	13,558
Washington Township Health Care District, California General Obligation Bonds, Series 2013
5.000% due 08/01/2043	3,000	3,305

		460,459

ILLINOIS 3.0%
Chicago, Illinois General Obligation Bonds, Series 2007
5.500% due 01/01/2042	2,350	2,251
Chicago, Illinois General Obligation Bonds, Series 2015
5.250% due 01/01/2028	6,035	5,854

		8,105

NEW JERSEY 1.4%
Tobacco Settlement Financing Corp., New Jersey Revenue Bonds, Series 2007
4.750% due 06/01/2034	1,300	1,126
5.000% due 06/01/2041	3,000	2,618

		3,744

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEW YORK 0.6%
New York Liberty Development Corp. Revenue Bonds, Series 2005
5.250% due 10/01/2035	$1,250	$1,493

Total Municipal Bonds & Notes (Cost $432,997)		473,801

SHORT-TERM INSTRUMENTS 0.1%

SHORT-TERM NOTES 0.1%
Federal Home Loan Bank
0.492% due 02/13/2017 (a)(b)	200	200

Total Short-Term Instruments (Cost $200)		200

Total Investments in Securities (Cost $433,197)		474,001

Total Investments 177.1% (Cost $433,197)		$474,001

Preferred Shares (60.9)%		(163,000)

Other Assets and Liabilities, net (16.2)%		(43,356)

Net Assets Applicable to Common Shareholders 100.0%		$267,645

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Zero coupon security.
(b)	Coupon represents a yield to maturity.
(c)	Represents an underlying municipal bond transferred to a tender option bond trust established in a tender option bond transaction in which the Fund sold, or caused the sale of, the underlying municipal bond and purchased the residual interest certificate. The security serves as collateral in a financing transaction. See Note 5 in the Notes to Financial Statements for more information.
(d)	Represents an investment in a tender option bond residual interest certificate purchased in a secondary market transaction. The interest rate shown bears an inverse relationship to the interest rate on a tender option bond floating rate certificate. The interest rate disclosed reflects the rate in effect on December 31, 2016.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2016
Investments in Securities, at Value
Municipal Bonds & Notes
California	$0	$460,459	$0	$460,459
Illinois	0	8,105	0	8,105
New Jersey	0	3,744	0	3,744
New York	0	1,493	0	1,493
Short-Term Instruments
Short-Term Notes	0	200	0	200

Total Investments	$0	$474,001	$0	$474,001

There were no significant transfers between Levels 1, 2, or 3 during the period ended December 31, 2016.

46	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Schedule of Investments PIMCO California Municipal Income Fund III

December 31, 2016

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 173.1%

MUNICIPAL BONDS & NOTES 172.8%

CALIFORNIA 165.8%
Bay Area Toll Authority, California Revenue Bonds, Series 2008
5.000% due 04/01/2034	$1,250	$1,310
Bay Area Toll Authority, California Revenue Bonds, Series 2013
5.250% due 04/01/2048	8,000	8,959
California County Tobacco Securitization Agency Revenue Bonds, Series 2002
5.875% due 06/01/2035	8,100	8,170
6.000% due 06/01/2042	7,000	7,057
California County Tobacco Securitization Agency Revenue Bonds, Series 2006
5.600% due 06/01/2036	2,000	1,988
California Educational Facilities Authority Revenue Bonds, Series 2009
5.000% due 01/01/2039 (c)	9,800	10,494
5.000% due 10/01/2039 (c)	10,000	10,643
California Health Facilities Financing Authority Revenue Bonds, Series 2008
5.000% due 08/15/2038	5,000	5,251
5.250% due 11/15/2040	4,550	5,166
California Health Facilities Financing Authority Revenue Bonds, Series 2009
5.750% due 09/01/2039	4,000	4,441
6.000% due 07/01/2039	4,000	4,401
6.500% due 11/01/2038	500	564
California Health Facilities Financing Authority Revenue Bonds, Series 2010
5.000% due 11/15/2036	1,300	1,415
California Health Facilities Financing Authority Revenue Bonds, Series 2011
5.000% due 08/15/2035	1,000	1,114
6.000% due 08/15/2042	1,200	1,382
California Health Facilities Financing Authority Revenue Bonds, Series 2012
5.000% due 08/15/2051	5,205	5,669
California Health Facilities Financing Authority Revenue Bonds, Series 2015
5.000% due 08/15/2054	3,000	3,288
California Health Facilities Financing Authority Revenue Bonds, Series 2016
4.000% due 08/15/2039 (c)	6,500	6,520
5.000% due 08/15/2055	5,000	5,488
California Infrastructure & Economic Development Bank Revenue Bonds, Series 2013
5.000% due 02/01/2039	10,000	11,056
California Municipal Finance Authority Revenue Bonds, Series 2011
7.750% due 04/01/2031	800	957
California Pollution Control Financing Authority Revenue Bonds, Series 2010
5.250% due 08/01/2040	1,250	1,382
California Pollution Control Financing Authority Revenue Bonds, Series 2012
5.000% due 07/01/2037	1,000	1,001
5.000% due 11/21/2045	1,000	1,001
California State General Obligation Bonds, Series 2009
6.000% due 04/01/2038	7,300	7,971
California State General Obligation Bonds, Series 2013
5.000% due 11/01/2043	5,000	5,538
California State General Obligation Bonds, Series 2015
5.000% due 09/01/2032	4,350	5,045
California State Public Works Board Revenue Bonds, Series 2009
6.000% due 11/01/2034	2,000	2,249
California State Public Works Board Revenue Bonds, Series 2013
5.000% due 03/01/2038	2,500	2,739
California State University Revenue Bonds, Series 2011
5.000% due 11/01/2042	9,200	10,238

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
California State University Revenue Bonds, Series 2015
5.000% due 11/01/2047	$10,750	$12,182
California Statewide Communities Development Authority Certificates of Participation Bonds, Series 1999
5.375% due 04/01/2030	945	946
California Statewide Communities Development Authority Revenue Bonds, (FGIC Insured), Series 2007
5.750% due 07/01/2047	3,100	3,312
California Statewide Communities Development Authority Revenue Bonds, (FHA Insured), Series 2009
6.625% due 08/01/2029	1,780	2,010
6.750% due 02/01/2038	6,430	7,282
California Statewide Communities Development Authority Revenue Bonds, Series 2007
5.500% due 11/01/2038	1,300	1,272
California Statewide Communities Development Authority Revenue Bonds, Series 2008
5.500% due 07/01/2031	2,030	2,076
California Statewide Communities Development Authority Revenue Bonds, Series 2010
6.250% due 10/01/2039	500	545
7.500% due 06/01/2042	980	1,106
California Statewide Communities Development Authority Revenue Bonds, Series 2011
5.000% due 12/01/2041	11,000	12,002
6.000% due 08/15/2042	1,800	2,073
California Statewide Communities Development Authority Revenue Bonds, Series 2012
5.000% due 04/01/2042	11,220	12,097
5.375% due 05/15/2038	2,000	2,161
California Statewide Communities Development Authority Revenue Bonds, Series 2014
5.500% due 12/01/2054	2,500	2,612
California Statewide Communities Development Authority Revenue Bonds, Series 2016
4.000% due 08/15/2051	200	194
5.000% due 12/01/2036	1,100	1,121
5.000% due 06/01/2046	1,000	941
5.000% due 12/01/2046	3,100	3,123
California Statewide Communities Development Authority Revenue Notes, Series 2011
6.500% due 11/01/2021	280	304
Chula Vista, California Revenue Bonds, Series 2004
5.875% due 02/15/2034	2,000	2,195
Contra Costa County, California Public Financing Authority Tax Allocation Bonds, Series 2003
5.625% due 08/01/2033	1,415	1,415
Fremont Community Facilities District No. 1, California Special Tax Bonds, Series 2015
5.000% due 09/01/2045	1,400	1,477
Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
5.750% due 06/01/2047	15,165	14,575
Hayward Unified School District, California General Obligation Bonds, Series 2015
5.000% due 08/01/2038	5,000	5,492
Lancaster Redevelopment Agency, California Tax Allocation Bonds, Series 2009
6.875% due 08/01/2039	500	564
Long Beach Unified School District, California General Obligation Bonds, Series 2009
5.750% due 08/01/2033	5,000	5,536
Long Beach, California Airport System Revenue Bonds, Series 2010
5.000% due 06/01/2040	2,120	2,283
Los Angeles Community College District, California General Obligation Bonds, Series 2009
10.225% due 08/01/2033 (d)	1,000	1,174
Los Angeles Department of Water & Power, California Revenue Bonds, Series 2009
5.000% due 07/01/2039 (c)	10,000	10,635

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Los Angeles Department of Water & Power, California Revenue Bonds, Series 2012
5.000% due 07/01/2037	$2,000	$2,239
5.000% due 07/01/2043	2,115	2,340
Los Angeles Department of Water & Power, California Revenue Bonds, Series 2014
5.000% due 07/01/2043	3,000	3,338
Los Angeles Unified School District, California General Obligation Bonds, Series 2009
5.000% due 01/01/2034 (c)	10,000	10,775
M-S-R Energy Authority, California Revenue Bonds, Series 2009
6.500% due 11/01/2039	10,825	14,227
7.000% due 11/01/2034	2,285	3,092
Malibu, California Certificates of Participation Bonds, Series 2009
5.000% due 07/01/2039	550	598
Manteca Financing Authority, California Revenue Bonds, Series 2009
5.750% due 12/01/2036	1,000	1,116
Metropolitan Water District of Southern California Revenue Bonds, (BABs), Series 2009
5.000% due 07/01/2037 (c)	5,000	5,083
Montebello Unified School District, California General Obligation Bonds, (AGM Insured), Series 2008
5.000% due 08/01/2033	3,000	3,178
Oakland Redevelopment Agency Successor Agency, California Tax Allocation Bonds, (AGM Insured), Series 2015
5.000% due 09/01/2036	800	886
Peralta Community College District, California General Obligation Bonds, Series 2009
5.000% due 08/01/2039	1,250	1,362
Regents of the University of California Medical Center Pooled Revenue Bonds, Series 2013
5.000% due 05/15/2043	5,000	5,478
River Islands Public Financing Authority, California Special Tax Bonds, Series 2015
5.500% due 09/01/2045	3,000	3,176
Rocklin Unified School District Community Facilities District, California Special Tax Bonds, (NPFGC Insured), Series 2004
5.000% due 09/01/2029	500	501
Sacramento Area Flood Control Agency, California Special Assessment Notes, Series 2016
5.000% due 10/01/2041 (c)	2,200	2,496
5.000% due 10/01/2047 (c)	1,500	1,684
Sacramento Municipal Utility District, California Revenue Bonds, Series 2013
5.000% due 08/15/2037	3,000	3,334
San Diego County, California Regional Airport Authority Revenue Bonds, Series 2013
5.000% due 07/01/2043	1,325	1,471
San Diego County, California Water Authority Certificates of Participation Bonds, (AGM Insured), Series 2008
5.000% due 05/01/2038	6,250	6,572
San Diego Public Facilities Financing Authority Sewer, California Revenue Bonds, Series 2009
5.250% due 05/15/2039	4,000	4,359
San Diego Regional Building Authority, California Revenue Bonds, Series 2009
5.375% due 02/01/2036	2,200	2,383
San Francisco, California City & County Certificates of Participation Bonds, Series 2009
5.250% due 04/01/2031	550	591
San Francisco, California City & County Redevelopment Agency Special Tax Bonds, Series 2013
5.000% due 08/01/2028	1,505	1,637
San Jose, California Hotel Tax Revenue Bonds, Series 2011
6.500% due 05/01/2036	1,500	1,746
San Marcos Redevelopment Agency Successor Agency, California Tax Allocation Bonds, Series 2015
5.000% due 10/01/2034	885	998

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	47

Schedule of Investments PIMCO California Municipal Income Fund III (Cont.)

December 31, 2016

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
San Marcos Unified School District, California General Obligation Bonds, Series 2011
5.000% due 08/01/2038	$1,000	$1,126
Santa Clara County, California Financing Authority Revenue Bonds, (AMBAC Insured), Series 2007
5.750% due 02/01/2041	500	514
Santa Cruz County, California Redevelopment Agency Tax Allocation Bonds, Series 2009
7.000% due 09/01/2036	1,200	1,371
Stockton Unified School District, California General Obligation Bonds, Series 2016
5.000% due 08/01/2031	2,000	2,260
Sweetwater Union High School District, California General Obligation Bonds, Series 2016
5.000% due 08/01/2036	1,250	1,409
Tobacco Securitization Authority of Northern California Revenue Bonds, Series 2005
5.375% due 06/01/2038	1,500	1,433
Torrance, California Revenue Bonds, Series 2001
5.500% due 06/01/2031	2,950	2,957
Washington Township Health Care District, California General Obligation Bonds, Series 2013
5.000% due 08/01/2043	2,500	2,755
Western Municipal Water District Facilities Authority, California Revenue Bonds, Series 2009
5.000% due 10/01/2039	2,000	2,189

		355,876

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ILLINOIS 4.2%
Chicago, Illinois General Obligation Bonds, Series 2007
5.500% due 01/01/2035	$3,000	$2,940
Chicago, Illinois General Obligation Bonds, Series 2015
5.250% due 01/01/2028	3,700	3,589
5.500% due 01/01/2033	2,500	2,476

		9,005

INDIANA 2.4%
Vigo County, Indiana Hospital Authority Revenue Bonds, Series 2007
5.750% due 09/01/2042	5,000	5,153

NEW JERSEY 0.4%
Tobacco Settlement Financing Corp., New Jersey Revenue Bonds, Series 2007
4.750% due 06/01/2034	1,000	866

Total Municipal Bonds & Notes (Cost $343,068)		370,900

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.3%

SHORT-TERM NOTES 0.3%
Federal Home Loan Bank
0.492% due 02/13/2017 (a)(b)	$700	$699

Total Short-Term Instruments (Cost $700)		699

Total Investments in Securities (Cost $343,768)		371,599

Total Investments 173.1% (Cost $343,768)		$371,599

Preferred Shares (58.2)%		(125,000)

Other Assets and Liabilities, net (14.9)%		(31,953)

Net Assets Applicable to Common Shareholders 100.0%		$214,646

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Zero coupon security.
(b)	Coupon represents a yield to maturity.
(c)	Represents an underlying municipal bond transferred to a tender option bond trust established in a tender option bond transaction in which the Fund sold, or caused the sale of, the underlying municipal bond and purchased the residual interest certificate. The security serves as collateral in a financing transaction. See Note 5 in the Notes to Financial Statements for more information.
(d)	Represents an investment in a tender option bond residual interest certificate purchased in a secondary market transaction. The interest rate shown bears an inverse relationship to the interest rate on a tender option bond floating rate certificate. The interest rate disclosed reflects the rate in effect on December 31, 2016.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2016
Investments in Securities, at Value
Municipal Bonds & Notes
California	$0	$355,876	$0	$355,876
Illinois	0	9,005	0	9,005
Indiana	0	5,153	0	5,153
New Jersey	0	866	0	866
Short-Term Instruments
Short-Term Notes	0	699	0	699

Total Investments	$0	$371,599	$0	$371,599

There were no significant transfers between Levels 1, 2, or 3 during the period ended December 31, 2016.

48	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Schedule of Investments PIMCO New York Municipal Income Fund

December 31, 2016

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 167.4%

MUNICIPAL BONDS & NOTES 167.4%

ILLINOIS 2.5%
Chicago, Illinois General Obligation Bonds, Series 2007
5.500% due 01/01/2042	$885	$848
Chicago, Illinois General Obligation Bonds, Series 2015
5.250% due 01/01/2028	1,500	1,455

		2,303

NEW YORK 161.9%
Hudson Yards Infrastructure Corp., New York Revenue Bonds, Series 2011
5.250% due 02/15/2047	3,000	3,285
5.750% due 02/15/2047	4,000	4,498
Long Island Power Authority, New York Revenue Bonds, Series 2009
5.750% due 04/01/2039	4,500	4,863
Metropolitan Transportation Authority, New York Revenue Bonds, Series 2012
5.000% due 11/15/2042	2,000	2,166
Metropolitan Transportation Authority, New York Revenue Bonds, Series 2013
5.000% due 11/15/2043	1,000	1,093
Metropolitan Transportation Authority, New York Revenue Bonds, Series 2016
5.000% due 11/15/2031 (b)	6,500	7,483
Nassau County, New York Industrial Development Agency Revenue Bonds, Series 2014
2.000% due 01/01/2049 ^	433	74
6.700% due 01/01/2049	1,200	1,175
Nassau County, New York Tobacco Settlement Corp. Revenue Bonds, Series 2006
5.125% due 06/01/2046	1,230	1,096
New York City Health & Hospital Corp., New York Revenue Bonds, Series 2010
5.000% due 02/15/2030	3,500	3,782
New York City Industrial Development Agency, New York Revenue Bonds, (AGC Insured), Series 2009
6.500% due 01/01/2046	900	977
7.000% due 03/01/2049	3,200	3,564
New York City Transitional Finance Authority Building Aid, New York Revenue Bonds, Series 2009
5.250% due 01/15/2039	5,000	5,334
New York City Water & Sewer System, New York Revenue Bonds, Series 2009
4.750% due 06/15/2017 (b)	4,276	4,348
4.750% due 06/15/2035 (b)	724	732
5.000% due 06/15/2040	2,500	2,687
New York City, New York General Obligation Bonds, Series 2013
5.000% due 08/01/2031	2,000	2,282

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
New York Counties Tobacco Trust IV Revenue Bonds, Series 2005
0.000% due 06/01/2050 (a)	$20,000	$1,783
5.000% due 06/01/2045	5,000	4,562
New York Liberty Development Corp. Revenue Bonds, Series 2005
5.250% due 10/01/2035 (b)	11,410	13,630
New York Liberty Development Corp. Revenue Bonds, Series 2007
5.500% due 10/01/2037	1,925	2,338
New York Liberty Development Corp. Revenue Bonds, Series 2010
5.125% due 01/15/2044	6,150	6,661
6.375% due 07/15/2049	1,500	1,643
New York Liberty Development Corp. Revenue Bonds, Series 2011
5.000% due 12/15/2041	2,000	2,184
5.750% due 11/15/2051	6,000	6,750
New York Liberty Development Corp. Revenue Bonds, Series 2014
5.000% due 11/15/2044	1,900	1,967
New York State Dormitory Authority Revenue Bonds, (AGC Insured), Series 2009
5.125% due 07/01/2039	1,000	1,090
New York State Dormitory Authority Revenue Bonds, Series 2008
4.500% due 07/01/2035	2,500	2,567
5.000% due 07/01/2038	1,500	1,580
New York State Dormitory Authority Revenue Bonds, Series 2009
5.000% due 03/15/2038	1,000	1,064
5.125% due 07/01/2039	1,300	1,417
5.500% due 03/01/2039	1,800	1,939
New York State Dormitory Authority Revenue Bonds, Series 2010
5.000% due 07/01/2035	500	548
5.500% due 07/01/2040	1,250	1,413
New York State Dormitory Authority Revenue Bonds, Series 2011
5.000% due 07/01/2031	2,000	2,179
5.500% due 07/01/2036	1,000	1,127
6.000% due 07/01/2040	1,225	1,406
New York State Dormitory Authority Revenue Bonds, Series 2013
5.000% due 02/15/2029	1,000	1,143
New York State Thruway Authority Revenue Bonds, Series 2012
5.000% due 01/01/2037	1,000	1,094
5.000% due 01/01/2042	3,645	3,935
New York State Urban Development Corp. Revenue Bonds, Series 2009
5.000% due 03/15/2036 (b)	1,800	1,916
Onondaga County, New York Revenue Bonds, Series 2011
5.000% due 12/01/2036	600	668

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Port Authority of New York & New Jersey Revenue Bonds, Series 2010
6.000% due 12/01/2036	$1,000	$1,141
Port Authority of New York & New Jersey Revenue Bonds, Series 2016
5.250% due 11/15/2056 (b)	1,500	1,712
Triborough Bridge & Tunnel Authority, New York Revenue Notes, Series 2009
5.250% due 11/15/2034 (b)	3,000	3,210
Troy Capital Resource Corp., New York Revenue Bonds, Series 2010
5.125% due 09/01/2040	3,000	3,249
Troy Industrial Development Authority, New York Revenue Bonds, Series 2002
4.625% due 09/01/2026	5,860	6,364
TSASC, Inc., New York Revenue Bonds, Series 2006
5.000% due 06/01/2026	4,000	3,988
5.000% due 06/01/2034	3,000	2,862
5.125% due 06/01/2042	2,205	2,061
Utility Debt Securitization Authority, New York Revenue Bonds, Series 2016
5.000% due 12/15/2037 (b)	1,000	1,151
Westchester County Healthcare Corp., New York Revenue Bonds, Series 2010
6.125% due 11/01/2037	910	1,053
Westchester Tobacco Asset Securitization, New York Revenue Bonds, Series 2016
5.125% due 06/01/2051	2,000	1,926
Yonkers Economic Development Corp., New York Revenue Bonds, Series 2010
6.000% due 10/15/2030	190	196
Yonkers Industrial Development Agency, New York Revenue Bonds, Series 2001
6.000% due 06/01/2041	400	443

		145,399

OHIO 3.0%
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
6.500% due 06/01/2047	2,875	2,681

Total Municipal Bonds & Notes (Cost $140,791)		150,383

Total Investments in Securities (Cost $140,791)		150,383

Total Investments 167.4% (Cost $140,791)		$150,383

Preferred Shares (52.3)%		(47,000)

Other Assets and Liabilities, net (15.1)%		(13,558)

Net Assets Applicable to Common Shareholders 100.0%		$89,825

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Zero coupon security.
(b)	Represents an underlying municipal bond transferred to a tender option bond trust established in a tender option bond transaction in which the Fund sold, or caused the sale of, the underlying municipal bond and purchased the residual interest certificate. The security serves as collateral in a financing transaction. See Note 5 in the Notes to Financial Statements for more information.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	49

Schedule of Investments PIMCO New York Municipal Income Fund (Cont.)

December 31, 2016

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2016
Investments in Securities, at Value
Municipal Bonds & Notes
Illinois	$0	$2,303	$0	$2,303
New York	0	145,399	0	145,399
Ohio	0	2,681	0	2,681

Total Investments	$0	$150,383	$0	$150,383

There were no significant transfers between Levels 1, 2, or 3 during the period ended December 31, 2016.

50	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Schedule of Investments PIMCO New York Municipal Income Fund II

December 31, 2016

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 179.3%

MUNICIPAL BONDS & NOTES 179.2%

FLORIDA 0.9%
Clearwater, Florida Water & Sewer Revenue Bonds, Series 2009
5.250% due 12/01/2039	$1,000	$1,094

ILLINOIS 1.7%
Chicago, Illinois General Obligation Bonds, Series 2015
5.250% due 01/01/2028	2,100	2,037

LOUISIANA 0.9%
East Baton Rouge Sewerage Commission, Louisiana Revenue Bonds, Series 2009
5.250% due 02/01/2039	1,000	1,078

NEW YORK 173.6%
Dutchess County, New York Local Development Corp. Revenue Bonds, Series 2015
5.000% due 07/01/2045	3,000	3,284
Hudson Yards Infrastructure Corp., New York Revenue Bonds, Series 2011
5.750% due 02/15/2047	9,000	10,121
Long Island Power Authority, New York Revenue Bonds, Series 2014
5.000% due 09/01/2044	3,500	3,823
Metropolitan Transportation Authority, New York Revenue Bonds, Series 2009
5.000% due 11/15/2034	2,000	2,178
5.500% due 11/15/2039	5,000	5,395
Metropolitan Transportation Authority, New York Revenue Bonds, Series 2012
5.000% due 11/15/2030	2,100	2,370
Metropolitan Transportation Authority, New York Revenue Bonds, Series 2013
5.000% due 11/15/2043	3,000	3,278
Metropolitan Transportation Authority, New York Revenue Bonds, Series 2016
5.000% due 11/15/2031 (c)	1,895	2,181
Monroe County Industrial Development Corp., New York Revenue Bonds, (FHA Insured), Series 2010
5.500% due 08/15/2040	3,500	3,886
Monroe County Industrial Development Corp., New York Revenue Bonds, Series 2013
5.000% due 07/01/2043	1,750	1,927
Nassau County, New York Industrial Development Agency Revenue Bonds, Series 2014
2.000% due 01/01/2049 ^	650	110
6.700% due 01/01/2049	1,800	1,763
Nassau County, New York Tobacco Settlement Corp. Revenue Bonds, Series 2006
5.125% due 06/01/2046	4,000	3,564
New York City Health & Hospital Corp., New York Revenue Bonds, Series 2010
5.000% due 02/15/2030	1,500	1,621
New York City Industrial Development Agency, New York Revenue Bonds, (AGC Insured), Series 2009
6.500% due 01/01/2046	1,500	1,629
7.000% due 03/01/2049	4,900	5,457
New York City Industrial Development Agency, New York Revenue Bonds, (FGIC Insured), Series 2006
5.000% due 03/01/2031	750	755
New York City Industrial Development Agency, New York Revenue Bonds, (NPFGC Insured), Series 2006
5.000% due 03/01/2036	1,900	1,912
New York City Transitional Finance Authority Building Aid, New York Revenue Bonds, Series 2009
5.250% due 01/15/2039	5,000	5,334
New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2012
5.000% due 05/01/2039	2,000	2,207

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
New York City Water & Sewer System, New York Revenue Bonds, Series 2009
5.000% due 06/15/2039	$500	$537
5.250% due 06/15/2040	1,000	1,084
New York City, New York General Obligation Bonds, Series 2013
5.000% due 08/01/2031	2,000	2,282
New York Convention Center Development Corp. Revenue Bonds, Series 2015
5.000% due 11/15/2045	1,000	1,109
New York Counties Tobacco Trust IV Revenue Bonds, Series 2005
0.000% due 06/01/2050 (a)	30,000	2,674
5.000% due 06/01/2045	5,000	4,562
New York Liberty Development Corp. Revenue Bonds, Series 2005
5.250% due 10/01/2035 (c)	6,350	7,585
New York Liberty Development Corp. Revenue Bonds, Series 2007
5.500% due 10/01/2037	3,500	4,252
New York Liberty Development Corp. Revenue Bonds, Series 2010
5.125% due 01/15/2044	1,500	1,625
5.625% due 07/15/2047	1,400	1,550
6.375% due 07/15/2049	1,300	1,424
New York Liberty Development Corp. Revenue Bonds, Series 2011
5.000% due 12/15/2041	3,000	3,277
5.750% due 11/15/2051	10,000	11,249
New York Liberty Development Corp. Revenue Bonds, Series 2014
5.000% due 11/15/2044	2,000	2,071
New York State Dormitory Authority Revenue Bonds, (AMBAC Insured), Series 2005
5.500% due 05/15/2031	7,490	9,402
New York State Dormitory Authority Revenue Bonds, Series 2008
5.000% due 07/01/2036	2,000	2,091
5.000% due 07/01/2038	2,100	2,212
New York State Dormitory Authority Revenue Bonds, Series 2009
5.000% due 03/15/2038	3,000	3,191
5.500% due 05/01/2037	600	656
5.500% due 03/01/2039	3,000	3,232
New York State Dormitory Authority Revenue Bonds, Series 2010
5.500% due 07/01/2040	1,000	1,131
New York State Dormitory Authority Revenue Bonds, Series 2011
5.000% due 07/01/2031	2,000	2,179
5.500% due 07/01/2036	1,500	1,691
New York State Dormitory Authority Revenue Bonds, Series 2015
5.000% due 07/01/2045	4,000	4,481
New York State Environmental Facilities Corp. Revenue Bonds, Series 2009
5.125% due 06/15/2038	5,000	5,391
New York State Thruway Authority Revenue Bonds, Series 2012
5.000% due 01/01/2042	3,800	4,102
New York State Urban Development Corp. Revenue Bonds, Series 2009
5.000% due 03/15/2036 (c)	6,000	6,387
Niagara Tobacco Asset Securitization Corp., New York Revenue Bonds, Series 2014
5.250% due 05/15/2034	500	557
5.250% due 05/15/2040	500	554
Onondaga County, New York Revenue Bonds, Series 2011
5.000% due 12/01/2036	1,000	1,113
Port Authority of New York & New Jersey Revenue Bonds, Series 2010
6.000% due 12/01/2036	1,400	1,597

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Port Authority of New York & New Jersey Revenue Bonds, Series 2016
5.000% due 11/15/2046	$200	$229
5.250% due 11/15/2056 (c)	6,000	6,847
Tender Option Bond Trust Receipts/Certificates, New York Revenue Bonds, Series 2009
7.320% due 07/01/2039 (d)	5,000	5,789
Triborough Bridge & Tunnel Authority, New York Revenue Notes, Series 2009
5.250% due 11/15/2034 (c)	5,000	5,349
Troy Capital Resource Corp., New York Revenue Bonds, Series 2010
5.125% due 09/01/2040	3,435	3,720
TSASC, Inc., New York Revenue Bonds, Series 2006
5.000% due 06/01/2026	7,000	6,979
5.000% due 06/01/2034	5,000	4,770
5.125% due 06/01/2042	1,000	935
Ulster County, New York Industrial Development Agency Revenue Bonds, Series 2007
6.000% due 09/15/2037	1,815	1,728
Utility Debt Securitization Authority, New York Revenue Bonds, Series 2016
5.000% due 12/15/2037 (c)	4,000	4,603
Westchester County Healthcare Corp., New York Revenue Bonds, Series 2010
6.125% due 11/01/2037	1,490	1,723
Westchester County, New York Local Development Corp. Revenue Bonds, Series 2014
5.500% due 05/01/2042	1,000	1,018
Westchester Tobacco Asset Securitization, New York Revenue Bonds, Series 2016
5.125% due 06/01/2051	3,000	2,890
Yonkers Economic Development Corp., New York Revenue Bonds, Series 2010
6.000% due 10/15/2030	960	992
Yonkers Industrial Development Agency, New York Revenue Bonds, Series 2001
6.000% due 06/01/2041	600	664

		206,279

OHIO 1.2%
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
6.500% due 06/01/2047	1,435	1,338

U.S. VIRGIN ISLANDS 0.9%
Virgin Islands Public Finance Authority, U.S. Virgin Islands Revenue Bonds, Series 2009
5.000% due 10/01/2022	200	176
6.000% due 10/01/2039	1,000	901

		1,077

Total Municipal Bonds & Notes (Cost $199,369)		212,903

SHORT-TERM INSTRUMENTS 0.1%

SHORT-TERM NOTES 0.1%
Federal Home Loan Bank
0.390% due 02/01/2017 (a)(b)	100	100

Total Short-Term Instruments (Cost $100)		100

Total Investments in Securities (Cost $199,469)		213,003

Total Investments 179.3% (Cost $199,469)		$213,003

Preferred Shares (66.5)%		(79,000)

Other Assets and Liabilities, net (12.8)%		(15,186)

Net Assets Applicable to Common Shareholders 100.0%		$118,817

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	51

Schedule of Investments PIMCO New York Municipal Income Fund II (Cont.)

December 31, 2016

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Zero coupon security.
(b)	Coupon represents a yield to maturity.
(c)	Represents an underlying municipal bond transferred to a tender option bond trust established in a tender option bond transaction in which the Fund sold, or caused the sale of, the underlying municipal bond and purchased the residual interest certificate. The security serves as collateral in a financing transaction. See Note 5 in the Notes to Financial Statements for more information.
(d)	Represents an investment in a tender option bond residual interest certificate purchased in a secondary market transaction. The interest rate shown bears an inverse relationship to the interest rate on a tender option bond floating rate certificate. The interest rate disclosed reflects the rate in effect on December 31, 2016.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2016
Investments in Securities, at Value
Municipal Bonds & Notes
Florida	$0	$1,094	$0	$1,094
Illinois	0	2,037	0	2,037
Louisiana	0	1,078	0	1,078
New York	0	206,279	0	206,279
Ohio	0	1,338	0	1,338
U.S. Virgin Islands	0	1,077	0	1,077
Short-Term Instruments
Short-Term Notes	0	100	0	100

Total Investments	$0	$213,003	$0	$213,003

There were no significant transfers between Levels 1, 2, or 3 during the period ended December 31, 2016.

52	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Schedule of Investments PIMCO New York Municipal Income Fund III

December 31, 2016

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 176.0%

MUNICIPAL BONDS & NOTES 174.4%

ILLINOIS 3.6%
Chicago, Illinois General Obligation Bonds, Series 2015
5.250% due 01/01/2028	$1,900	$1,843

NEW YORK 166.2%
Brooklyn Arena Local Development Corp., New York Revenue Bonds, Series 2009
6.375% due 07/15/2043	1,000	1,141
Dutchess County, New York Industrial Development Agency Revenue Bonds, Series 2007
5.250% due 01/01/2037	695	694
Hudson Yards Infrastructure Corp., New York Revenue Bonds, Series 2011
5.750% due 02/15/2047	4,000	4,498
Long Island Power Authority, New York Revenue Bonds, Series 2009
5.750% due 04/01/2039	1,500	1,621
Metropolitan Transportation Authority, New York Revenue Bonds, Series 2009
5.000% due 11/15/2034	500	545
Metropolitan Transportation Authority, New York Revenue Bonds, Series 2013
5.000% due 11/15/2042	2,000	2,192
5.000% due 11/15/2043	4,000	4,370
Metropolitan Transportation Authority, New York Revenue Bonds, Series 2016
5.000% due 11/15/2056	200	220
Monroe County Industrial Development Corp., New York Revenue Bonds, (FHA Insured), Series 2010
5.500% due 08/15/2040	1,500	1,665
Monroe County Industrial Development Corp., New York Revenue Bonds, Series 2013
5.000% due 07/01/2043	1,750	1,927
Nassau County, New York Industrial Development Agency Revenue Bonds, Series 2014
2.000% due 01/01/2049 ^	135	23
6.700% due 01/01/2049	375	367
New York City Industrial Development Agency, New York Revenue Bonds, (AGC Insured), Series 2009
6.500% due 01/01/2046	600	651
7.000% due 03/01/2049	2,200	2,450
New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2013
5.000% due 11/01/2042	2,000	2,241
New York City Trust for Cultural Resources, New York Revenue Bonds, Series 2014
5.000% due 08/01/2043	2,000	2,206
New York City Water & Sewer System, New York Revenue Bonds, Series 2009
4.750% due 06/15/2017 (c)	4,276	4,348
4.750% due 06/15/2035 (c)	724	733
5.000% due 06/15/2039	1,500	1,611
New York City Water & Sewer System, New York Revenue Bonds, Series 2012
5.000% due 06/15/2047	2,500	2,778
New York City, New York General Obligation Bonds, Series 2013
5.000% due 08/01/2031	2,590	2,955

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
New York Convention Center Development Corp. Revenue Bonds, Series 2015
5.000% due 11/15/2045	1,000	1,109
New York Counties Tobacco Trust IV Revenue Bonds, Series 2005
0.000% due 06/01/2050 (a)	$10,000	$891
5.000% due 06/01/2042	3,200	2,954
New York Counties Tobacco Trust Revenue Bonds, Series 2001
5.750% due 06/01/2043	335	339
New York Liberty Development Corp. Revenue Bonds, Series 2007
5.500% due 10/01/2037	2,400	2,916
New York Liberty Development Corp. Revenue Bonds, Series 2010
5.125% due 01/15/2044	2,000	2,166
6.375% due 07/15/2049	1,050	1,150
New York Liberty Development Corp. Revenue Bonds, Series 2011
5.750% due 11/15/2051	4,000	4,500
New York Liberty Development Corp. Revenue Bonds, Series 2014
5.000% due 11/15/2044	2,000	2,071
New York State Dormitory Authority Revenue Bonds, Series 2009
5.000% due 03/15/2038	1,000	1,064
5.500% due 03/01/2039	1,200	1,293
New York State Dormitory Authority Revenue Bonds, Series 2010
5.500% due 07/01/2040	500	565
New York State Dormitory Authority Revenue Bonds, Series 2011
6.000% due 07/01/2040	250	287
New York State Dormitory Authority Revenue Bonds, Series 2012
5.000% due 12/15/2027	2,000	2,309
New York State Dormitory Authority Revenue Bonds, Series 2013
5.000% due 02/15/2029	750	857
New York State Environmental Facilities Corp. Revenue Bonds, Series 2007
4.750% due 06/15/2032	750	761
New York State Thruway Authority Revenue Bonds, Series 2012
5.000% due 01/01/2042	1,600	1,727
New York State Urban Development Corp. Revenue Bonds, Series 2009
5.000% due 03/15/2036 (c)	2,200	2,342
Niagara Tobacco Asset Securitization Corp., New York Revenue Bonds, Series 2014
5.250% due 05/15/2034	500	557
5.250% due 05/15/2040	500	554
Onondaga County, New York Revenue Bonds, Series 2011
5.000% due 12/01/2036	400	445
Port Authority of New York & New Jersey Revenue Bonds, Series 2010
6.000% due 12/01/2036	600	685
Port Authority of New York & New Jersey Revenue Bonds, Series 2016
5.250% due 11/15/2056 (c)	2,500	2,853
Triborough Bridge & Tunnel Authority, New York Revenue Notes, Series 2009
5.250% due 11/15/2034 (c)	2,000	2,140

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Troy Capital Resource Corp., New York Revenue Bonds, Series 2010
5.125% due 09/01/2040	1,400	1,516
TSASC, Inc., New York Revenue Bonds, Series 2006
5.000% due 06/01/2026	$4,000	$3,988
5.000% due 06/01/2034	100	95
5.125% due 06/01/2042	500	467
Utility Debt Securitization Authority, New York Revenue Bonds, Series 2016
5.000% due 12/15/2037 (c)	1,000	1,151
Westchester County Healthcare Corp., New York Revenue Bonds, Series 2010
6.125% due 11/01/2037	600	694
Westchester Tobacco Asset Securitization, New York Revenue Bonds, Series 2016
5.125% due 06/01/2051	1,000	963
Yonkers Economic Development Corp., New York Revenue Bonds, Series 2010
6.000% due 10/15/2030	95	98

		84,743

OHIO 3.6%
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
6.500% due 06/01/2047	1,950	1,818

U.S. VIRGIN ISLANDS 1.0%
Virgin Islands Public Finance Authority, U.S. Virgin Islands Revenue Bonds, Series 2009
6.000% due 10/01/2039	500	451
Virgin Islands Public Finance Authority, U.S. Virgin Islands Revenue Bonds, Series 2010
5.250% due 10/01/2029	100	85

		536

Total Municipal Bonds & Notes (Cost $83,628)		88,940

SHORT-TERM INSTRUMENTS 1.6%

SHORT-TERM NOTES 1.6%
Federal Home Loan Bank
0.350% due 01/13/2017 (a)(b)	100	100
0.451% due 01/18/2017 (a)(b)	700	700

		800

Total Short-Term Instruments (Cost $800)		800

Total Investments in Securities (Cost $84,428)		89,740

Total Investments 176.0% (Cost $84,428)		$89,740

Preferred Shares (62.8)%		(32,000)

Other Assets and Liabilities, net (13.2)%		(6,759)

Net Assets Applicable to Common Shareholders 100.0%		$50,981

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Zero coupon security.
(b)	Coupon represents a yield to maturity.
(c)	Represents an underlying municipal bond transferred to a tender option bond trust established in a tender option bond transaction in which the Fund sold, or caused the sale of, the underlying municipal bond and purchased the residual interest certificate. The security serves as collateral in a financing transaction. See Note 5 in the Notes to Financial Statements for more information.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2016	53

Schedule of Investments PIMCO New York Municipal Income Fund III (Cont.)

December 31, 2016

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2016
Investments in Securities, at Value
Municipal Bonds & Notes
Illinois	$0	$1,843	$0	$1,843
New York	0	84,743	0	84,743
Ohio	0	1,818	0	1,818
U.S. Virgin Islands	0	536	0	536
Short-Term Instruments
Short-Term Notes	0	800	0	800

Total Investments	$0	$89,740	$0	$89,740

There were no significant transfers between Levels 1, 2, or 3 during the period ended December 31, 2016.

54	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Notes to Financial Statements

December 31, 2016

1. ORGANIZATION

PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II and PIMCO New York Municipal Income Fund III (each a “Fund” and collectively the “Funds”) are organized as closed-end management investment companies registered under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder (the “Act”). Each Fund was organized as a Massachusetts business trust on the dates shown in the table below. Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) serves as the Funds’ investment manager.

Fund Name	Formation Date
PIMCO Municipal Income Fund	May 9, 2001
PIMCO Municipal Income Fund II	March 29, 2002
PIMCO Municipal Income Fund III	August 20, 2002
PIMCO California Municipal Income Fund	May 10, 2001
PIMCO California Municipal Income Fund II	March 29, 2002
PIMCO California Municipal Income Fund III	August 20, 2002
PIMCO New York Municipal Income Fund	May 10, 2001
PIMCO New York Municipal Income Fund II	March 29, 2002
PIMCO New York Municipal Income Fund III	August 20, 2002

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Distributions — Common Shares  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency
Fund Name	Declared	Distributed
PIMCO Municipal Income Fund	Monthly	Monthly
PIMCO Municipal Income Fund II	Monthly	Monthly
PIMCO Municipal Income Fund III	Monthly	Monthly
PIMCO California Municipal Income Fund	Monthly	Monthly
PIMCO California Municipal Income Fund II	Monthly	Monthly
PIMCO California Municipal Income Fund III	Monthly	Monthly
PIMCO New York Municipal Income Fund	Monthly	Monthly
PIMCO New York Municipal Income Fund II	Monthly	Monthly
PIMCO New York Municipal Income Fund III	Monthly	Monthly

Net realized capital gains earned by each Fund, if any, will be distributed at least annually.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

If a Fund estimates that a portion of one of its dividend distributions may be comprised of amounts from sources other than net investment income, the Fund will notify shareholders of record of the estimated composition of such distribution through a Section 19 Notice. To determine the sources of a Fund’s distributions during the reporting period, the Fund references its internal accounting records at the time the distribution is paid and generally bases its projections of the final tax character of those distributions on the tax characteristics of the distribution reflected in its internal accounting records at the time of such payment. If, based on such records, a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records, the Fund’s financial statements presented in accordance with

ANNUAL REPORT	DECEMBER 31, 2016	55

Notes to Financial Statements (Cont.)

U.S. GAAP, and recordkeeping practices under income tax regulations. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Notwithstanding a Fund’s estimates and projections, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Additionally, given differences in tax and U.S. GAAP treatment of certain distributions, a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP might report that the sources of these distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders each January.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gains (losses) and/or paid in capital to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(c) New Accounting Pronouncements  In August 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) 2014-15 requiring management to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern. The ASU is effective prospectively for annual periods ending after December 15, 2016, and interim periods thereafter. The funds have adopted the ASU. The ASU did not have an impact on the Funds’ financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. The ASU did not have an impact on the Funds’ financial statements.

In August 2016, the FASB issued ASU 2016-15 which amends ASC 230 to clarify guidance on the classification of certain cash receipts and cash payments in the statement of cash flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the statement of cash flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The NAV of a Fund’s shares is determined by dividing the total value of portfolio investments and other assets attributable to that Fund less any liabilities by the total number of shares outstanding of that Fund.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. Each Fund reserves the right to change the time as of which its respective NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the

56	PIMCO CLOSED-END FUNDS

December 31, 2016

NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. A Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments.

Investments for which market quotes or market-based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market-based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Manager. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Manager the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Funds’ policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Funds cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3,

ANNUAL REPORT	DECEMBER 31, 2016	57

Notes to Financial Statements (Cont.)

if material, are disclosed in the Notes to Schedule of Investments of each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Short term debt instruments having a remaining maturity of 60 days or less are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

The validity of the fair value is reviewed by the Manager on a periodic basis and may be amended in accordance with a Fund’s valuation procedures.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Restricted Securities  Certain Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities may generally be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities held by the Funds at December 31, 2016 are disclosed in the Notes to Schedules of Investments.

U.S. Government Agencies or Government-Sponsored Enterprises  Certain Funds may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations.

U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings

58	PIMCO CLOSED-END FUNDS

December 31, 2016

banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 6, Principal Risks.

(a) Tender Option Bond Transactions  Certain Funds may leverage their assets through the use of tender option bond transactions. In a tender option bond transaction (“TOB”), a tender option bond trust (“TOB Trust”) issues floating rate certificates (“TOB Floater”) and residual interest certificates (“TOB Residual”) and utilizes the proceeds of such issuance to purchase a fixed-rate municipal bond (“Fixed Rate Bond”). The TOB Floater is generally issued to third party investors (typically a money market fund) and the TOB Residual is generally issued to the Fund that sold or identified the Fixed Rate Bond. The TOB Trust divides the income stream provided by the Fixed Rate Bond to create two securities, the TOB Floater, which is a short-term security, and the TOB Residual, which is a longer-term security. The interest rates payable on the TOB Residual issued to a Fund bear an inverse relationship to the interest rate on the TOB Floater. The interest rate on the TOB Floater is reset by a remarketing process typically every 7 to 35 days. After income is paid on the TOB Floater at current rates, the residual income from the Fixed Rate Bond goes to the TOB Residual. Therefore, rising short-term rates result in lower income for the TOB Residual, and vice versa. In the case of a TOB Trust that utilizes the cash received from the issuance of the TOB Floater and TOB Residual (less transaction expenses) to purchase the Fixed Rate Bond from a Fund, the Fund may then invest the cash received in additional securities, generating leverage for the Fund. Other funds managed or advised by PIMCO (the “PIMCO-Managed Funds”) may also contribute municipal bonds to a TOB Trust into which a Fund has contributed Fixed Rate Bonds. If multiple PIMCO-Managed Funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residual will be shared among the funds ratably in proportion to their participation in the TOB Trust.

The TOB Residual may be more volatile and less liquid than other municipal bonds of comparable maturity. In most circumstances the TOB Residual holder bears substantially all of the underlying Fixed Rate Bond’s downside investment risk and also benefits from any appreciation in the value of the underlying Fixed Rate Bond. Investments in a TOB Residual typically will involve greater risk than investments in Fixed Rate Bonds.

The TOB Residual held by a Fund provides the Fund with the right to: (1) cause the holders of the TOB Floater to tender their notes at par, and (2) cause the sale of the Fixed-Rate Bond held by the TOB Trust, thereby collapsing the TOB Trust. TOB Trusts are generally supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that provides for the purchase of TOB Floaters that cannot be remarketed. The holders of the TOB Floaters have the right to tender their certificates in exchange for payment of par plus accrued interest on a periodic basis (typically weekly) or on the occurrence of certain mandatory tender events. The tendered TOB Floaters are remarketed by a remarketing agent, which is typically an affiliated entity of the Liquidity Provider. If the TOB Floaters cannot be remarketed, the TOB Floaters are purchased by the TOB Trust either from the proceeds of a loan from the Liquidity Provider or from a liquidation of the Fixed Rate Bond.

The TOB Trust may also be collapsed without the consent of a Fund, as the TOB Residual holder, upon the occurrence of certain “tender option termination events” (or “TOTEs”) as defined in the TOB Trust agreements. Such termination events typically include the bankruptcy or default of the Fixed Rate Bond, a substantial downgrade in credit quality of the Fixed Rate Bond, or a judgment or ruling that interest on the Fixed Rate Bond is subject to federal income taxation. Upon the occurrence of a termination event, the TOB Trust would generally be liquidated in full with the proceeds typically applied first to any accrued fees owed to the trustee, remarketing agent and liquidity provider, and then to the holders of the TOB Floater up to par plus accrued interest owed on the TOB Floater and a portion of gain share, if any, with the balance paid out to the TOB Residual holder. In the case of a mandatory termination event (“MTE”), after the payment of fees, the TOB Floater holders would be paid before the TOB Residual holders (i.e., the Funds). In contrast, in the case of a TOTE, after payment of fees, the TOB Floater holders and the TOB Residual holders would be paid pro rata in proportion to the respective face values of their certificates.

Each Fund’s transfer of Fixed Rate Bonds to a TOB Trust is generally considered a secured borrowing for financial reporting purposes. The Funds may account for the transactions described above as secured borrowings by including all or a portion of the Fixed Rate Bonds transferred to the TOB Trust in their Schedules of Investments, and account for the TOB Floater as a liability under the caption “Payable for

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Notes to Financial Statements (Cont.)

tender option bond floating rate certificates” in the Funds’ Statements of Assets and Liabilities. Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by each Fund on an accrual basis and is shown as interest on the Statements of Operations. Interest payable for the TOB Floater liability is shown as interest expense on the Statements of Operations.

The Funds may also purchase TOB Residuals in a secondary market transaction without transferring a fixed rate municipal bond into a TOB Trust. Such transactions are not accounted for as secured borrowings but rather as a security purchase with the TOB Residual being included in the Schedule of Investments.

In December 2013, regulators finalized rules implementing Section 619 (the “Volcker Rule”) and Section 941 (the “Risk Retention Rules”) of the Dodd-Frank Wall Street Reform and Consumer Protection Act. Both the Volcker Rule and the Risk Retention Rules apply to tender option bond programs and require that such programs be restructured. In particular, these rules preclude banking entities from (i) sponsoring or acquiring interests in the trusts used to hold a municipal bond in the creation of TOB Trusts; and (ii) continuing to service or maintain relationships with existing programs involving TOB Trusts to the same extent and in the same capacity as existing programs.

At this time, the full impact of these rules is not certain and the implementation of the Volker Rule is still being phased in with respect to TOB Trusts established prior to December 31, 2013 (“Legacy TOB Trusts”); in response to these rules, industry participants are continuing to explore various structuring alternatives for both Legacy TOB Trusts and TOB Trusts established after December 31, 2013 (“Non-Legacy TOB Trusts”). For example, under a new tender option bond structure, the Funds would hire service providers to assist the Funds with establishing, structuring and sponsoring a TOB Trust. Service providers to a TOB Trust, such as administrators, liquidity providers, trustees and remarketing agents would be acting at the direction of, and as agent of, the Funds as the TOB residual holders. This structure is relatively new to the TOBs marketplace and it is possible that regulators could take positions that could limit the market for such newly structured TOB Trust transactions or the Funds’ ability to hold TOB Residuals. Because of the important role that tender option bond programs play in the municipal bond market, it is possible that implementation of these rules and any resulting impact may adversely impact the municipal bond market and the Funds. For example, as a result of the implementation of these rules, the municipal bond market may experience reduced demand or liquidity and increased financing costs. Under the new TOB Trust structure, the Funds have certain additional duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, legal, regulatory and operational risks.

The Risk Retention Rules took effect in December 2016 and require the sponsor to a TOB Trust to retain at least five percent of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Funds’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

The Funds have restructured their Legacy TOB Trusts in conformity with regulatory guidelines. Under the new TOB Trust structure, the Liquidity Provider or remarketing agent will no longer purchase the tendered TOB Floaters, even in the event of failed remarketing. This may increase the likelihood that a TOB Trust will need to be collapsed and liquidated in order to purchase the tendered TOB Floaters. The TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Floaters. Any loans made by the Liquidity Provider will be secured by the purchased TOB Floaters held by the TOB Trust and will be subject to an increased interest rate based on the number of days the loan is outstanding.

For the period ended December 31, 2016, the Funds’ average leverage outstanding from the use of TOB transactions and the daily weighted average interest rate, including fees, were as follows:

Fund Name	Average Leverage Outstanding (000s)	Weighted Average Interest Rate
PIMCO Municipal Income Fund	$18,633	1.37%
PIMCO Municipal Income Fund II	44,445	1.35%
PIMCO Municipal Income Fund III	30,392	1.20%
PIMCO California Municipal Income Fund	29,560	1.12%
PIMCO California Municipal Income Fund II	35,604	1.20%
PIMCO California Municipal Income Fund III	29,104	1.11%
PIMCO New York Municipal Income Fund	11,550	0.87%
PIMCO New York Municipal Income Fund II	9,221	1.28%
PIMCO New York Municipal Income Fund III	5,206	1.18%

6. PRINCIPAL RISKS

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Funds may be subject to, please see the Important Information About the Funds.

Market Risks  A Fund’s investments in financial derivatives and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities and other instruments held by a Fund will decline in value because of changes in

60	PIMCO CLOSED-END FUNDS

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interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and a Fund may lose money if these changes are not anticipated by Fund management. A Fund may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements. All other things remaining equal, for each one percentage point increase in interest rates, the value of a portfolio of fixed income investments would generally be expected to decline by one percent for every year of the portfolio’s average duration above zero. For example, the value of a portfolio of fixed income securities with an average duration of three years would generally be expected to decline by approximately 3% if interest rates rose by one percentage point. Convexity is an additional measure used to understand a security’s interest rate sensitivity. Convexity measures the rate of change of duration in response to changes in interest rates and may be positive or negative Securities with negative convexity may experience greater losses during periods of rising interest rates, and accordingly Funds holding such securities may be subject to a greater risk of losses in periods of rising interest rates. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery, the Federal Reserve Board’s conclusion of its quantitative easing program, and recent increases in interest rates for the first time since 2006, could potentially increase the probability of an upward interest rate environment in the near future. During periods of very low or negative interest rates, a Fund may be unable to maintain positive returns. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent a Fund is exposed to such interest rates. Rising interest rates may result in a decline in value of a Fund’s fixed-income investments and in periods of volatility. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. As a result, dealer inventories of certain types of bonds and similar instruments, which provide a core indication of the ability of financial intermediaries to “make markets,” are at or near historic lows in relation to market size. Because market makers provide stability to a market through their intermediary services, the significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. Such issues may be exacerbated during periods of economic uncertainty. All of these factors, collectively and/or individually, could cause a Fund to lose value.

The market values of a Fund’s investments may decline due to general market conditions which are not specifically related to a particular company or issuer, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. Credit ratings downgrades may also negatively affect securities held by a Fund. Even when markets perform well, there is no assurance that the investments held by a Fund will increase in value along with the broader market. In addition, market risk includes the risk that geopolitical events will disrupt the economy on a national or global level.

Credit and Counterparty Risks  A Fund will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. A Fund seeks to minimize concentrations of credit risk by undertaking transactions with a large number of counterparties on recognized and reputable exchanges, where applicable. Over the counter (“OTC”) derivative transactions are subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally cleared derivative transactions might not be available for OTC derivative transactions. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. A Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which a Fund has unsettled or open transactions will default. PIMCO, as Manager, seeks

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Notes to Financial Statements (Cont.)

to minimize counterparty risks to a Fund in a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to a Fund exceed a predetermined threshold, such counterparty is required to advance collateral to a Fund in the form of cash or securities equal in value to the unpaid amount owed to the Fund. A Fund may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to a Fund subsequently decreases, the Fund would be required to return to the counterparty all or a portion of the collateral previously advanced to the Fund. PIMCO’s attempts to minimize counterparty risk may, however, be unsuccessful.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

To the extent a Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Master Netting Arrangements  The Funds may be subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty (cash). Cash collateral received is typically not held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Funds and select counterparties. Master Repo Agreements maintain provisions for, among other things, transaction initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

7. FEES AND EXPENSES

(a) Management Fee  Pursuant to the Investment Management Agreement with PIMCO (the “Agreement”), and subject to the supervision of the Board, PIMCO is responsible for providing to each Fund investment guidance and policy direction in connection with the management of the Fund, including oral and written research, analysis, advice, and statistical and economic data and information. In addition, pursuant to the Agreement and subject to the general supervision of the Board, PIMCO, at its expense, provides or causes to be furnished most other supervisory and administrative services the Funds require, including but not limited to, expenses of most third-party service providers (e.g., audit, custodial, legal, transfer agency, printing) and other expenses, such as those associated with insurance, proxy solicitations and mailings for shareholder meetings, New York Stock Exchange listing and related fees, tax services, valuation services and other services the Funds require for their daily operations.

62	PIMCO CLOSED-END FUNDS

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Pursuant to the Agreement, PIMCO receives an annual fee, payable monthly, at the annual rates shown in the table below:

Fund Name	Annual Rate(1)
PIMCO Municipal Income Fund	0.705%
PIMCO Municipal Income Fund II	0.685%
PIMCO Municipal Income Fund III	0.705%
PIMCO California Municipal Income Fund	0.705%
PIMCO California Municipal Income Fund II	0.705%
PIMCO California Municipal Income Fund III	0.715%
PIMCO New York Municipal Income Fund	0.770%
PIMCO New York Municipal Income Fund II	0.735%
PIMCO New York Municipal Income Fund III	0.860%

(1)	Management fees calculated based on the Fund’s average daily net asset value (including daily net assets attributable to any preferred shares of the Fund that may be outstanding).

(b) Fund Expenses  Each Fund bears other expenses, which may vary and affect the total level of expenses paid by shareholders, such as (i) salaries and other compensation or expenses, including travel expenses of any of the Fund’s executive officers and employees, if any, who are not officers, directors, shareholders, members, partners or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees, if any, levied against the Fund; (iii) brokerage fees and commissions and other portfolio transaction expenses incurred by or for the Fund (including, without limitation, fees and expenses of outside legal counsel or third-party consultants retained in connection with reviewing, negotiating and structuring specialized loan and other investments made by the Fund, subject to specific or general authorization by the Fund’s Board); (iv) expenses of the Fund’s securities lending (if any), including any securities lending agent fees, as governed by a separate securities lending agreement; (v) costs, including interest expense, of borrowing money or engaging in other types of leverage financing, including, without limitation, through the use by the Fund of reverse repurchase agreements, tender option bonds, bank borrowings and credit facilities; (vi) costs, including dividend and/or interest expenses and other costs (including, without limitation, offering and related legal costs, fees to brokers, fees to auction agents, fees to transfer agents, fees to ratings agencies and fees to auditors associated with satisfying ratings agency requirements for preferred shares or other securities issued by the Fund and other related requirements in the Fund’s organizational documents) associated with the Fund’s issuance, offering, redemption and maintenance of preferred shares, commercial paper or other senior securities for the purpose of incurring leverage; (vii) fees and expenses of any underlying funds or other pooled investment vehicles in which the Fund invests; (viii) dividend and interest expenses on short positions taken by the Fund; (ix) fees and expenses, including travel expenses, and fees and expenses of legal counsel retained for their benefit, of Trustees who are not officers, employees, partners, shareholders or members of PIMCO or its subsidiaries or affiliates; (x) extraordinary expenses, including extraordinary legal expenses, that may arise, including expenses incurred in connection with litigation, proceedings, other claims, and the legal obligations of the Fund to indemnify its Trustees, officers, employees, shareholders, distributors, and agents with respect thereto; (xi) organizational and offering expenses of the Fund, including with respect to share offerings, such as rights offerings and shelf offerings, following the Fund’s initial offering, and expenses associated with tender offers and other share repurchases and redemptions; and (xii) expenses of the Fund which are capitalized in accordance with U.S. GAAP.

Each of the Trustees of the Funds who is not an interested person under Section 2(a)(19) of the Act, (the “Independent Trustees”) also serves as a trustee of a number of other closed-end funds for which PIMCO serves as investment manager (together with the Funds, the “PIMCO Closed-End Funds”), as well as PIMCO Flexible Credit Income Fund, a closed end management investment company managed by PIMCO that is operated as an “interval fund” (the “PIMCO-Managed Interval Fund”) and PIMCO-Managed Accounts Trust, an open-end investment company with multiple series for which PIMCO serves as investment adviser and administrator (“PMAT” and, together with the PIMCO Closed-End Funds and the PIMCO-Managed Interval Fund, the “PIMCO-Managed Funds”). In addition, each of the Independent Trustees also serves as a trustee of certain investment companies (together, the “Allianz-Managed Funds”), for which Allianz Global Investors Fund Management (“AGIFM”), an affiliate of PIMCO that served as the investment manager of the PIMCO-Managed Funds prior to the close of business on September 5, 2014, serves as investment adviser.

Each Independent Trustee currently receives annual compensation of $225,000 for his or her service on the Boards of the PIMCO-Managed Funds, payable quarterly. The Independent Chairman of the Boards receives an additional $75,000 per year, payable quarterly. The Audit Oversight Committee Chairman receives an additional $50,000 annually, payable quarterly. Trustees are also reimbursed for meeting-related expenses.

Each Trustee’s compensation for his or her service as a Trustee on the Boards of the PIMCO-Managed Funds and other costs in connection with joint meetings of such Funds are allocated among the PIMCO-Managed Funds, as applicable, on the basis of fixed percentages between PMAT and the PIMCO Closed-End Funds. Trustee compensation and other costs will then be further allocated pro rata among the individual PIMCO-Managed Funds within each grouping based on each such PIMCO-Managed Fund’s relative net assets.

8. RELATED PARTY TRANSACTIONS

The Manager is a related party. Fees payable to this party are disclosed in Note 7 and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

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Notes to Financial Statements (Cont.)

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2016, the Funds below engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands†):

	Purchases	Sales
PIMCO Municipal Income Fund	$9,927	$3,739
PIMCO Municipal Income Fund II	13,340	2,933
PIMCO Municipal Income Fund III	4,631	1,955
PIMCO California Municipal Income Fund	4,141	0
PIMCO California Municipal Income Fund II	3,581	0
PIMCO California Municipal Income Fund III	3,469	0
PIMCO New York Municipal Income Fund	2,712	2,029
PIMCO New York Municipal Income Fund II	3,005	3,059
PIMCO New York Municipal Income Fund III	2,490	1,808

†	A zero balance may reflect actual amounts rounding to less than one thousand.

9. GUARANTEES AND INDEMNIFICATIONS

Under each Fund’s organizational documents, each Trustee and officer is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

10. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater transaction costs to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2016, as indicated below, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other
Fund Name	Purchases	Sales	Purchases	Sales
PIMCO Municipal Income Fund	$0	$0	$106,749	$83,790
PIMCO Municipal Income Fund II	0	0	192,557	142,671
PIMCO Municipal Income Fund III	0	0	62,947	52,544
PIMCO California Municipal Income Fund	0	0	85,007	65,234
PIMCO California Municipal Income Fund II	0	0	124,986	96,295
PIMCO California Municipal Income Fund III	0	0	66,390	56,876
PIMCO New York Municipal Income Fund	0	0	24,252	14,862
PIMCO New York Municipal Income Fund II	0	0	51,013	42,414
PIMCO New York Municipal Income Fund III	0	0	25,362	21,493

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. AUCTION-RATE PREFERRED SHARES

Each series of Auction-Rate Preferred Shares (“ARPS”) outstanding of each Fund has a liquidation preference of $25,000 per share plus any accumulated, unpaid dividends. Dividends are accumulated daily at an annual rate that is typically reset every seven days through auction procedures (or through default procedures in the event of failed auctions). Distributions of net realized capital gains, if any, are paid at least annually.

64	PIMCO CLOSED-END FUNDS

December 31, 2016

For the period ended December 31, 2016, the annualized dividend rates on the ARPS ranged from:

Fund Name	Shares Issued and Outstanding	High	Low	As of December 31, 2016

PIMCO Municipal Income Fund
Series A	1,520	1.475%	0.375%	1.245%
Series B	1,520	1.475%	0.375%	1.262%
Series C	1,520	1.475%	0.364%	1.262%
Series D	1,520	1.475%	0.364%	1.262%
Series E	1,520	1.475%	0.353%	1.245%

PIMCO Municipal Income Fund II
Series A	2,936	1.475%	0.375%	1.245%
Series B	2,936	1.475%	0.375%	1.262%
Series C	2,936	1.475%	0.364%	1.262%
Series D	2,936	1.475%	0.364%	1.262%
Series E	2,936	1.475%	0.353%	1.245%

PIMCO Municipal Income Fund III
Series A	1,512	1.475%	0.375%	1.245%
Series B	1,512	1.475%	0.375%	1.262%
Series C	1,512	1.475%	0.364%	1.262%
Series D	1,512	1.475%	0.364%	1.262%
Series E	1,512	1.475%	0.353%	1.245%

PIMCO California Municipal Income Fund
Series A	2,000	1.475%	0.375%	1.245%
Series B	2,000	1.475%	0.364%	1.262%
Series C	2,000	1.475%	0.353%	1.245%

PIMCO California Municipal Income Fund II
Series A	1,304	1.475%	0.375%	1.245%
Series B	1,304	1.475%	0.375%	1.262%
Series C	1,304	1.475%	0.364%	1.262%
Series D	1,304	1.475%	0.364%	1.262%
Series E	1,304	1.475%	0.353%	1.245%

PIMCO California Municipal Income Fund III
Series A	2,500	1.475%	0.375%	1.262%
Series B	2,500	1.475%	0.364%	1.262%

PIMCO New York Municipal Income Fund
Series A	1,880	1.475%	0.375%	1.262%

PIMCO New York Municipal Income Fund II
Series A	1,580	1.475%	0.364%	1.262%
Series B	1,580	1.475%	0.353%	1.245%

PIMCO New York Municipal Income Fund III
Series A	1,280	1.475%	0.375%	1.245%

Each Fund is subject to certain limitations and restrictions while ARPS are outstanding. Failure to comply with these limitations and restrictions could preclude a Fund from declaring or paying any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of ARPS at their liquidation preference plus any accumulated, unpaid dividends.

Preferred shareholders of each Fund, who are entitled to one vote per share, generally vote together with the common shareholders of the Fund but vote separately as a class to elect two Trustees of the Fund and on certain matters adversely affecting the rights of the ARPS.

Since mid-February 2008, holders of ARPS issued by the Funds have been directly impacted by a lack of liquidity, which has similarly affected ARPS holders in many of the nation’s closed-end funds. Since then, regularly scheduled auctions for ARPS issued by the Funds have consistently “failed” because of insufficient demand (bids to buy shares) to meet the supply (shares offered for sale) at each auction. In a failed auction, ARPS holders cannot sell all, and may not be able to sell any, of their shares tendered for sale. While repeated auction failures have affected the liquidity for ARPS, they do not constitute a default or automatically alter the credit quality of the ARPS, and ARPS holders

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Notes to Financial Statements (Cont.)

have continued to receive dividends at the defined “maximum rate,” as defined for the Funds in the table below.

Applicable %		Reference Rate		Maximum Rate
The higher of 30-day “AA” Composite Commercial Paper Rates
110%*	x	OR	=	Maximum Rate for the Funds
The Taxable Equivalent of the Short-Term Municipal Obligation Rate**

*	150% if all or part of the dividend consists of taxable income or capital gain.
**	“Taxable Equivalent of the Short-Term Municipal Obligations Rate” means 90% of the quotient of (A) the per annum rate expressed on an interest equivalent basis equal to the S&P Municipal Bond 7-day High Grade Rate Index divided by (B) 1.00 minus the Marginal Tax Rate (defined as the maximum marginal regular Federal individual income tax rate applicable to an individual’s or a corporation’s ordinary income, whichever is greater).

The maximum rate is a function of short-term interest rates and is typically higher than the rate that would have otherwise been set through a successful auction. If the Funds’ ARPS auctions continue to fail and the “maximum rate” payable on the ARPS rises as a result of changes in short-term interest rates, returns for each Fund’s common shareholders could be adversely affected.

12. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

PIMCO, the investment manager of the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), has entered into a settlement agreement with the SEC that relates to BOND.

The settlement relates to disclosures regarding BOND’s performance attribution during the first four months of its existence in 2012 and the valuation of 43 smaller-sized positions of non-agency mortgage-backed securities using third-party vendor prices, as well as PIMCO’s policies and procedures related to these matters.

The settlement resolves the SEC’s investigation of BOND.

The foregoing speaks only as of the date of this report.

13. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Funds may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Funds’ tax positions for all open tax years. As of December 31, 2016, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

Each Fund files U.S. tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years from 2013-2015, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of December 31, 2016, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Tax-Exempt Income(1)	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)
PIMCO Municipal Income Fund	$0	$0	$0	$40,897	$(1,064)	$(51,770)	$0	$0
PIMCO Municipal Income Fund II	24,418	0	0	79,503	0	(175,314)	0	0
PIMCO Municipal Income Fund III	0	0	0	52,139	(218)	(125,997)	0	0
PIMCO California Municipal Income Fund	12,581	0	0	32,808	0	(31,700)	0	0
PIMCO California Municipal Income Fund II	0	0	0	39,331	(1,542)	(157,995)	(719)	0
PIMCO California Municipal Income Fund III	2,362	0	0	28,060	0	(96,825)	0	0
PIMCO New York Municipal Income Fund	2,278	0	0	9,615	0	(16,947)	(116)	0
PIMCO New York Municipal Income Fund II	0	0	0	13,413	(751)	(38,935)	0	0
PIMCO New York Municipal Income Fund III	271	0	0	5,599	0	(26,936)	(380)	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)	Adjusted for open wash sale loss deferrals and inverse floater transactions. Also adjusted for differences between book and tax defaulted bond interest accrual.

66	PIMCO CLOSED-END FUNDS

December 31, 2016

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for distributions payable at fiscal year-end.
(4)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(5)	Capital losses realized during the period November 1, 2016 through December 31, 2016 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(6)	Specified losses realized during the period November 1, 2016 through December 31, 2016, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

The Funds will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

As of December 31, 2016, the Funds had accumulated capital losses expiring in the following years (amounts in thousands†).

	Expiration of Accumulated Capital Losses
	12/31/2017	12/31/2018
PIMCO Municipal Income Fund	$49,232	$0
PIMCO Municipal Income Fund II	164,802	0
PIMCO Municipal Income Fund III	116,860	695
PIMCO California Municipal Income Fund	23,867	0
PIMCO California Municipal Income Fund II	157,995	0
PIMCO California Municipal Income Fund III	89,815	0
PIMCO New York Municipal Income Fund	16,947	0
PIMCO New York Municipal Income Fund II	34,379	0
PIMCO New York Municipal Income Fund III	26,936	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Under the Regulated Investment Company Modernization Act of 2010, a Fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2016, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term
PIMCO Municipal Income Fund	$2,538	$0
PIMCO Municipal Income Fund II	10,512	0
PIMCO Municipal Income Fund III	8,442	0
PIMCO California Municipal Income Fund	7,833	0
PIMCO California Municipal Income Fund II	0	0
PIMCO California Municipal Income Fund III	7,010	0
PIMCO New York Municipal Income Fund	0	0
PIMCO New York Municipal Income Fund II	4,556	0
PIMCO New York Municipal Income Fund III	0	0

As of December 31, 2016, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)
PIMCO Municipal Income Fund	$498,832	$49,976	$(8,547)	$41,429
PIMCO Municipal Income Fund II	1,087,934	90,438	(9,987)	80,451
PIMCO Municipal Income Fund III	519,556	56,695	(4,526)	52,169
PIMCO California Municipal Income Fund	409,063	34,790	(1,987)	32,803
PIMCO California Municipal Income Fund II	433,051	45,605	(4,655)	40,950
PIMCO California Municipal Income Fund III	343,533	28,922	(856)	28,066
PIMCO New York Municipal Income Fund	141,121	10,673	(1,411)	9,262
PIMCO New York Municipal Income Fund II	199,487	15,260	(1,744)	13,516
PIMCO New York Municipal Income Fund III	84,256	6,154	(670)	5,484

(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals and inverse floater transactions for federal income tax purposes.

ANNUAL REPORT	DECEMBER 31, 2016	67

Notes to Financial Statements (Cont.)

December 31, 2016

For the fiscal year ended December 31, 2016 and each Fund’s respective previous fiscal year end, the Funds made the following tax basis distributions (amounts in thousands†):

	Year Ended December 31, 2016				Period from May 1, 2015 to December 31, 2015				Year Ended April 30, 2015
	Tax-Exempt Income Distributions	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Tax-Exempt Income Distributions	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Tax-Exempt Income Distributions	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)
PIMCO Municipal Income Fund	$25,779	$553	$0	$0	$15,511	$1,282	$0	$0	$24,027	$981	$0	$0
PIMCO California Municipal Income Fund	18,083	280	0	0	11,447	205	0	0	17,057	291	0	0
PIMCO New York Municipal Income Fund	5,582	47	0	0	3,547	21	0	0	5,295	28	0	0

	Year Ended December 31, 2016				Period from June 1, 2015 to December 31, 2015				Year Ended May 31, 2015
	Tax-Exempt Income Distributions	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Tax-Exempt Income Distributions	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Tax-Exempt Income Distributions	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)
PIMCO Municipal Income Fund II	$50,027	$661	$0	$0	$27,797	$463	$0	$0	$47,405	$755	$0	$0
PIMCO California Municipal Income Fund II	18,804	1,739	0	0	11,634	508	0	0	19,815	866	0	0
PIMCO New York Municipal Income Fund II	8,859	43	0	488	5,120	79	0	0	8,667	173	0	0

	Year Ended December 31, 2016				Period from October 1, 2015 to December 31, 2015				Year Ended September 30, 2015
	Tax-Exempt Income Distributions	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Tax-Exempt Income Distributions	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Tax-Exempt Income Distributions	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)
PIMCO Municipal Income Fund III	$25,599	$266	$0	$0	$6,096	$108	$0	$0	$24,340	$288	$0	$0
PIMCO California Municipal Income Fund III	16,750	139	0	0	4,009	42	0	0	15,897	185	0	0
PIMCO New York Municipal Income Fund III	3,790	32	0	0	905	6	0	0	3,590	22	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

14. SUBSEQUENT EVENTS

In preparing these financial statements, the Funds’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

On January 3, 2017 the following distributions were declared to common shareholders payable February 1, 2017 to shareholders of record on January 13, 2017:

PIMCO Municipal Income Fund	$0.08125 per common share
PIMCO Municipal Income Fund II	$0.06500 per common share
PIMCO Municipal Income Fund III	$0.06230 per common share
PIMCO California Municipal Income Fund	$0.07700 per common share
PIMCO California Municipal Income Fund II	$0.04730 per common share
PIMCO California Municipal Income Fund III	$0.06000 per common share
PIMCO New York Municipal Income Fund	$0.05700 per common share
PIMCO New York Municipal Income Fund II	$0.06625 per common share
PIMCO New York Municipal Income Fund III	$0.05250 per common share

On February 1, 2017, the following distributions were declared to common shareholders payable March 1, 2017 to shareholders of record on February 13, 2017:

PIMCO Municipal Income Fund	$0.05967 per common share
PIMCO Municipal Income Fund II	$0.06500 per common share
PIMCO Municipal Income Fund III	$0.05575 per common share
PIMCO California Municipal Income Fund	$0.07700 per common share
PIMCO California Municipal Income Fund II	$0.04730 per common share
PIMCO California Municipal Income Fund III	$0.06000 per common share
PIMCO New York Municipal Income Fund	$0.05700 per common share
PIMCO New York Municipal Income Fund II	$0.05069 per common share
PIMCO New York Municipal Income Fund III	$0.04225 per common share

There were no other subsequent events identified that require recognition or disclosure.

68	PIMCO CLOSED-END FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of the

PIMCO Municipal Income Fund

PIMCO Municipal Income Fund II

PIMCO Municipal Income Fund III

PIMCO California Municipal Income Fund

PIMCO California Municipal Income Fund II

PIMCO California Municipal Income Fund III

PIMCO New York Municipal Income Fund

PIMCO New York Municipal Income Fund II

PIMCO New York Municipal Income Fund III

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II and PIMCO New York Municipal Income Fund III (hereafter the “Funds”) as of December 31, 2016, the results of each of their operations for the year then ended and the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 24, 2017

ANNUAL REPORT	DECEMBER 31, 2016	69

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Currency Abbreviations:
USD (or $)	United States Dollar

Municipal Bond or Agency Abbreviations:
ACA	American Capital Access Holding Ltd.	AGM	Assured Guaranty Municipal	FHA	Federal Housing Administration
BABs	Build America Bonds	AMBAC	American Municipal Bond Assurance Corp.	NPFGC	National Public Finance Guarantee Corp.
AGC	Assured Guaranty Corp.	FGIC	Financial Guaranty Insurance Co.

70	PIMCO CLOSED-END FUNDS

Shareholder Meeting Results

(Unaudited)

The Funds held their annual meetings of shareholders on December 19, 2016. Common/Preferred shareholders voted as indicated below:

PIMCO Municipal Income Fund	Affirmative	Withheld Authority
Re-election of Deborah A. DeCotis — Class II to serve until the annual meeting for held during the 2019 fiscal year	22,889,188	793,243
Re-election of James A. Jacobson* — Class II to serve until the annual Meeting held during the 2019 fiscal year	6,501	146

The other members of the Board of Trustees at the time of the meeting, namely, Messrs. Hans W. Kertess, Bradford K. Gallagher, William B. Ogden, IV, Alan Rappaport, John C. Maney and Craig A. Dawson continued to serve as Trustees of the Fund.

*	Preferred Share Trustee

PIMCO Municipal Income Fund II	Affirmative	Withheld Authority
Re-election of Deborah A. DeCotis — Class II to serve until the annual meeting for held during the 2019 fiscal year	56,246,959	1,642,633
Re-election of James A. Jacobson* — Class II to serve until the annual Meeting held during the 2019 fiscal year	11,124	623

The other members of the Board of Trustees at the time of the meeting, namely, Messrs. Hans W. Kertess, Bradford K. Gallagher, William B. Ogden, IV, Alan Rappaport, John C. Maney and Craig A. Dawson continued to serve as Trustees of the Fund.

*	Preferred Share Trustee

PIMCO Municipal Income Fund III	Affirmative	Withheld Authority
Re-election of James A. Jacobson* — Class II to serve until the annual meeting held during the 2019 fiscal year	5,866	172
Re-election of Bradford K. Gallagher — Class II to serve until the annual Meeting held during the 2019 fiscal year	28,961,646	1,266,616

The other members of the Board of Trustees at the time of the meeting, namely, Messrs. Hans W. Kertess, William B. Ogden, IV, Alan Rappaport, John C. Maney and Craig A. Dawson and Ms. Deborah A. DeCotis continued to serve as Trustees of the Fund.

*	Preferred Share Trustee

PIMCO California Municipal Income Fund	Affirmative	Withheld Authority
Re-election of Deborah A. DeCotis — Class II to serve until the annual meeting for held during the 2019 fiscal year	17,414,464	315,553
Re-election of James A. Jacobson* — Class II to serve until the annual Meeting held during the 2019 fiscal year	4,496	191

The other members of the Board of Trustees at the time of the meeting, namely, Messrs. Hans W. Kertess, Bradford K. Gallagher, William B. Ogden, IV, Alan Rappaport, John C. Maney and Craig A. Dawson continued to serve as Trustees of the Fund.

*	Preferred Share Trustee

PIMCO California Municipal Income Fund II	Affirmative	Withheld Authority
Re-election of Deborah A. DeCotis — Class II to serve until the annual meeting for held during the 2019 fiscal year	27,429,337	1,184,384
Re-election of James A. Jacobson* — Class II to serve until the annual Meeting held during the 2019 fiscal year	3,873	826

The other members of the Board of Trustees at the time of the meeting, namely, Messrs. Hans W. Kertess, Bradford K. Gallagher, William B. Ogden, IV, Alan Rappaport, John C. Maney and Craig A. Dawson continued to serve as Trustees of the Fund.

*	Preferred Share Trustee

PIMCO California Municipal Income Fund III	Affirmative	Withheld Authority
Re-election of James A. Jacobson* — Class II to serve until the annual meeting held during the 2019 fiscal year	3,492	303
Re-election of Bradford K. Gallagher — Class II to serve until the annual Meeting held during the 2019 fiscal year	20,584,236	473,682

The other members of the Board of Trustees at the time of the meeting, namely, Messrs. Hans W. Kertess, William B. Ogden, IV, Alan Rappaport, John C. Maney and Craig A. Dawson and Ms. Deborah A. DeCotis continued to serve as Trustees of the Fund.

*	Preferred Share Trustee

ANNUAL REPORT	DECEMBER 31, 2016	71

Shareholder Meeting Results (Cont.)

(Unaudited)

PIMCO New York Municipal Income Fund	Affirmative	Withheld Authority
Re-election of Deborah A. DeCotis — Class II to serve until the annual meeting for held during the 2019 fiscal year	6,755,460	657,837
Re-election of James A. Jacobson* — Class II to serve until the annual Meeting held during the 2019 fiscal year	1,497	73

The other members of the Board of Trustees at the time of the meeting, namely, Messrs. Hans W. Kertess, Bradford K. Gallagher, William B. Ogden, IV, Alan Rappaport, John C. Maney and Craig A. Dawson continued to serve as Trustees of the Fund.

*	Preferred Share Trustee

PIMCO New York Municipal Income Fund II	Affirmative	Withheld Authority
Re-election of Deborah A. DeCotis — Class II to serve until the annual meeting for held during the 2019 fiscal year	9,546,202	390,312
Re-election of James A. Jacobson* — Class II to serve until the annual Meeting held during the 2019 fiscal year	2,458	64

The other members of the Board of Trustees at the time of the meeting, namely, Messrs. Hans W. Kertess, Bradford K. Gallagher, William B. Ogden, IV, Alan Rappaport, John C. Maney and Craig A. Dawson continued to serve as Trustees of the Fund.

*	Preferred Share Trustee

PIMCO New York Municipal Income Fund III	Affirmative	Withheld Authority
Re-election of James A. Jacobson* — Class II to serve until the annual meeting held during the 2019 fiscal year	1,141	12
Re-election of Bradford K. Gallagher — Class II to serve until the annual Meeting held during the 2019 fiscal year	4,799,665	388,368

The other members of the Board of Trustees at the time of the meeting, namely, Messrs. Hans W. Kertess, William B. Ogden, IV, Alan Rappaport, John C. Maney and Craig A. Dawson and Ms. Deborah A. DeCotis continued to serve as Trustees of the Fund.

*	Preferred Share Trustee

72	PIMCO CLOSED-END FUNDS

Changes to Portfolio Managers

(Unaudited)

Effective June 1, 2016, Joseph Deane, co-portfolio manager of each Fund, retired. David Hammer continues to act as portfolio manager of each Fund.

ANNUAL REPORT	DECEMBER 31, 2016	73

Dividend Reinvestment Plan

Each Fund has adopted a Dividend Reinvestment Plan (the “Plan”) which allows common shareholders to reinvest Fund distributions in additional common shares of the Fund. American Stock Transfer & Trust Company, LLC (the “Plan Agent”) serves as agent for common shareholders in administering the Plan. It is important to note that participation in the Plan and automatic reinvestment of Fund distributions does not ensure a profit, nor does it protect against losses in a declining market.

Automatic enrollment/voluntary participation  Under the Plan, common shareholders whose shares are registered with the Plan Agent (“registered shareholders”) are automatically enrolled as participants in the Plan and will have all Fund distributions of income, capital gains and returns of capital (together, “distributions”) reinvested by the Plan Agent in additional common shares of a Fund, unless the shareholder elects to receive cash. Registered shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check and mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, to the nominee) by the Plan Agent. Participation in the Plan is voluntary. Participants may terminate or resume their enrollment in the Plan at any time without penalty by notifying the Plan Agent online at www.amstock.com, by calling (844) 33PIMCO (844-337-4626), by writing to the Plan Agent, American Stock Transfer & Trust Company, LLC, at P.O. Box 922, Wall Street Station, New York, NY 10269-0560, or, as applicable, by completing and returning the transaction form attached to a Plan statement. A proper notification will be effective immediately and apply to each Fund’s next distribution if received by the Plan Agent at least three (3) days prior to the record date for the distribution; otherwise, a notification will be effective shortly following the Fund’s next distribution and will apply to the Fund’s next succeeding distribution thereafter. If you withdraw from the Plan and so request, the Plan Agent will arrange for the sale of your shares and send you the proceeds, minus a transaction fee and brokerage commissions.

How shares are purchased under the Plan  For each Fund distribution, the Plan Agent will acquire common shares for participants either (i) through receipt of newly issued common shares from each Fund (“newly issued shares”) or (ii) by purchasing common shares of the Fund on the open market (“open market purchases”). If, on a distribution payment date, the NAV per common shares of each Fund is equal to or less than the market price per common shares plus estimated brokerage commissions (often referred to as a “market premium”), the Plan Agent will invest the distribution amount on behalf of participants in newly issued shares at a price equal to the greater of (i) NAV or (ii) 95% of the market price per common share on the payment date. If the NAV is greater than the market price per common shares plus estimated brokerage commissions (often referred to as a “market discount”) on a distribution payment date, the Plan agent will instead attempt to invest the distribution amount through open market purchases. If the Plan Agent is unable to invest the full distribution amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any un-invested portion of the distribution in newly issued shares at a price equal to the greater of (i) NAV or (ii) 95% of the market price per share as of the last business day immediately prior to the purchase date (which, in either case, may be a price greater or lesser than the NAV per common shares on the distribution payment date). No interest will be paid on distributions awaiting reinvestment. Under the Plan, the market price of common shares on a particular date is the last sales price on the exchange where the shares are listed on that date or, if there is no sale on the exchange on that date, the mean between the closing bid and asked quotations for the shares on the exchange on that date.

The NAV per common share on a particular date is the amount calculated on that date (normally at the close of regular trading on the New York Stock Exchange) in accordance with each Fund’s then current policies.

Fees and expenses  No brokerage charges are imposed on reinvestments in newly issued shares under the Plan. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. There are currently no direct service charges imposed on participants in the Plan, although each Fund reserves the right to amend the Plan to include such charges. The Plan Agent imposes a transaction fee (in addition to brokerage commissions that are incurred) if it arranges for the sale of your common shares held under the Plan.

Shares held through nominees  In the case of a registered shareholder such as a broker, bank or other nominee (together, a “nominee”) that holds common shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of common shares certified by the nominee/record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan. If your common shares are held through a nominee and are not registered with the Plan Agent, neither you nor the nominee will be participants in or have distributions reinvested under the Plan. If you are a beneficial owner of common shares and wish to participate in the Plan, and your nominee is unable or unwilling to become a registered shareholder and a Plan participant on your behalf, you may request that your nominee arrange to have all or a portion of your shares re-registered with the Plan Agent in your

74	PIMCO CLOSED-END FUNDS

(Unaudited)

name so that you may be enrolled as a participant in the Plan. Please contact your nominee for details or for other possible alternatives. Participants whose shares are registered with the Plan Agent in the name of one nominee firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

Tax consequences  Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions — i.e., automatic reinvestment in additional shares does not relieve shareholders of, or defer the need to pay, any income tax that may be payable (or that is required to be withheld) on Fund dividends and distributions. The Funds and the Plan Agent reserve the right to amend or terminate the Plan. Additional information about the Plan, as well as a copy of the full Plan itself, may be obtained from the Plan Agent, American Stock Transfer & Trust Company, LLC, at P.O. Box 922, Wall Street Station, New York, NY 10269-0560; telephone number: (844) 33-PIMCO (844-337-4626); website: www.amstock.com.

ANNUAL REPORT	DECEMBER 31, 2016	75

Management of the Funds

The chart below identifies Trustees and Officers of the Funds. Unless otherwise indicated, the address of all persons below is c/o Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

Trustees

Name and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years

Independent Trustees

Hans W. Kertess 1939	Chairman of the Board, Trustee	Trustee of PMF, PCQ and PNF since 2001, of PML, PCK and PNI since 2002 and of PMX, PZC and PYN since 2003, expected to stand for re-election at the annual meeting of shareholders during the 2018 fiscal year for each Fund.	President, H. Kertess & Co., a financial advisory company; and Senior Adviser (formerly Managing Director), Royal Bank of Canada Capital Markets (since 2004).	90	None

Deborah A. DeCotis 1952	Trustee	Trustee of the Funds since 2011, expected to stand for re-election at the annual meeting of shareholders during the 2019 fiscal year for PMF, PCQ, PNF, PCK, PNI and PML and during the 2017 fiscal year for PMX, PZC and PYN.	Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Member, Circle Financial Group (since 2009); and Member, Council on Foreign Relations (since 2013). Formerly, Co-Chair Special Projects Committee, Memorial Sloan Kettering (2005-2015); Trustee, Stanford University (2010-2015); Principal, LaLoop LLC, a retail accessories company (1999-2014) Director, Helena Rubenstein Foundation (1997-2010); and Director, Armor Holdings (2002-2010).	90	None

Bradford K. Gallagher 1944	Trustee	Trustee of the Funds since 2010, expected to stand for re-election at the annual meeting of shareholders during the 2017 fiscal year for PMF, PCQ, PNF, PCK, PNI and PML and during the 2019 fiscal year for PMX, PCZ and PYN.	Retired. Founder, Spyglass Investments LLC, a private investment vehicle (since 2001). Formerly, Chairman and Trustee, The Common Fund (2005-2014); Partner, New Technology Ventures Capital Management LLC, a venture capital fund (2011-2013); Chairman and Trustee, Atlantic Maritime Heritage Foundation (2007-2012); and Founder, President and CEO, Cypress Holding Company and Cypress Tree Investment Management Company (1995-2001).	90	Formerly, Chairman and Trustee of Grail Advisors ETF Trust (2009-2010) and Trustee of Nicholas-Applegate Institutional Funds (2007-2010).

James A. Jacobson 1945	Trustee	Trustee of the Funds since 2009, expected to stand for re-election at the annual meeting of shareholders during the 2019 fiscal year for each Fund.	Retired. Trustee (since 2002) and Chairman of Investment Committee (since 2007), Ronald McDonald House of New York; Trustee, New Jersey City University (since 2014). Formerly, Vice Chairman and Managing Director, Spear, Leeds & Kellogg Specialists, LLC, a specialist firm on the New York Stock Exchange (2003-2008).	90	Formerly, Trustee, Alpine Mutual Funds Complex consisting of 18 funds.

William B. Ogden, IV 1945	Trustee	Trustee of the Funds since 2006, expected to stand for re-election at the annual meeting of shareholders during the 2017 fiscal year for each Fund.	Retired. Formerly, Asset Management Industry Consultant; and Managing Director, Investment Banking Division of Citigroup Global Markets Inc.	90	None

Alan Rappaport 1953	Trustee	Trustee of the Funds since 2010, expected to stand for re-election at the annual meeting of shareholders during the 2018 fiscal year for each Fund.	Advisory Director (formerly Vice Chairman), Roundtable Investment Partners (since 2009); Adjunct Professor, New York University Stern School of Business (since 2011); Lecturer, Stanford University Graduate School of Business (since 2013); Director, Victory Capital Holdings, Inc., an asset management firm (since 2013) and Member of Board of Overseers, NYU Langone Medical Center (since 2015). Formerly, Trustee, American Museum of Natural History (2005-2015); Trustee, NYU Langone Medical Center (2007-2015); Vice Chairman (formerly Chairman and President), U.S. Trust (formerly Private Bank of Bank of America, the predecessor entity of U.S. Trust) (2001-2008).	90	None

76	PIMCO CLOSED-END FUNDS

(Unaudited)

Name and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years

Interested Trustees

Craig A. Dawson* 1968	Trustee	Trustee of the Funds since 2014, expected to stand for re-election at the annual meeting of shareholders during the 2017 fiscal year for each Fund.	Managing Director and Head of PIMCO Europe, Middle East and Africa (since 2016). Director of a number of PIMCO’s European investment vehicles and affiliates (since 2008). Formerly, Head of Strategic Business Management, PIMCO (2014-2016), head of PIMCO’s Munich office and head of European product management for PIMCO.	26	None

John C. Maney** 1959	Trustee	Trustee of the Funds since 2006, expected to stand for re-election at the annual meeting of shareholders during the 2017 fiscal year for each Fund.	Managing Director of Allianz Asset Management of America L.P. (since January 2005) and a member of the Management Board and Chief Operating Officer of Allianz Asset Management of America L.P. (since November 2006). Formerly, Member of the Management Board of Allianz Global Investors Fund Management LLC (2007-2014) and Managing Director of Allianz Global Investors Fund Management LLC (2011-2014).	26	None

*	Mr. Dawson is an “interested person” of the Funds, as defined in Section 2(a)(19) of the Act, due to his affiliation with PIMCO and its affiliates. Mr. Dawson’s address is 650 Newport Center Drive, Newport Beach, CA 92660.
**	Mr. Maney is an “interested person” of the Funds, as defined in Section 2(a)(19) of the Act, due to his affiliation with Allianz Asset Management of America L.P. and its affiliates. Mr. Maney’s address is 650 Newport Center Drive, Newport Beach, CA 92660.

ANNUAL REPORT	DECEMBER 31, 2016	77

Management of the Funds (Cont.)

(Unaudited)

Officers

Name, Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Peter G. Strelow** 1970	President	Since 2014	Managing Director, PIMCO. President, PIMCO Managed Accounts Trust, PIMCO-Sponsored Closed-End Funds, PIMCO-Sponsored Interval Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Youse Guia** 1972	Chief Compliance Officer	Since 2014	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Closed-End Funds and PIMCO-Sponsored Interval Funds. Formerly, Head of Compliance, Allianz Global Investors U.S. Holdings LLC and Chief Compliance Officer of the Allianz Funds, Allianz Multi-Strategy Trust, Allianz Global Investors Sponsored Closed-End Funds, Premier Multi-Series VIT and The Korea Fund, Inc.

Joshua D. Ratner 1976	Vice President, Secretary and Chief Legal Officer	Since 2014	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Vice President, Secretary and Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Closed-End Funds and PIMCO-Sponsored Interval Funds. Vice President — Senior Counsel, Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ryan G. Leshaw** 1980	Assistant Secretary	Since 2014	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Closed-End Funds, PIMCO-Sponsored Interval Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Associate, Willkie Farr & Gallagher LLP.

Stacie D. Anctil** 1969	Vice President	Since 2015	Executive Vice President, PIMCO. Vice President, PIMCO Managed Accounts Trust, PIMCO-Sponsored Closed-End Funds, PIMCO-Sponsored Interval Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Eric D. Johnson 1970	Vice President	Since 2014	Executive Vice President, PIMCO. Vice President, PIMCO Managed Accounts Trust, PIMCO-Sponsored Closed-End Funds, PIMCO-Sponsored Interval Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

William G. Galipeau** 1974	Treasurer	Since 2014	Executive Vice President, PIMCO. Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Closed-End Funds and PIMCO-Sponsored Interval Funds. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Erik C. Brown** 1967	Assistant Treasurer	Since 2015	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Closed-End Funds, PIMCO-Sponsored Interval Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Christopher M. Morin** 1980	Assistant Treasurer	Since 2016	Vice President, PIMCO. Assistant Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Closed-End Funds, PIMCO-Sponsored Interval Funds, PIMCO Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Vice President of Operations, Standard Life Investments USA; Assistant Vice President, Brown Brothers Harriman.

Jason J. Nagler 1982	Assistant Treasurer	Since 2015	Vice President, PIMCO. Assistant Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Closed-End Funds, PIMCO-Sponsored Interval Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Head of Mutual Fund Reporting, GMO, and Assistant Treasurer, GMO Trust and GMO Series Trust Funds.

Trent W. Walker** 1974	Assistant Treasurer	Since 2014	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Closed-End Funds and PIMCO-Sponsored Interval Funds. Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; and the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 650 Newport Center Drive, Newport Beach, California 92660.

78	PIMCO CLOSED-END FUNDS

Privacy Policy1

(Unaudited)

The Funds2 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment adviser or sub-adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Adviser or its affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

Websites maintained by the Funds or their service providers may use a variety of technologies to collect information that help the Funds and their service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Funds or their Service Affiliates may use third parties to place advertisements for the Funds on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address.

You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly.

ANNUAL REPORT	DECEMBER 31, 2016	79

Privacy Policy1 (Cont.)

(Unaudited)

CHANGES TO THE PRIVACY POLICY

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of December 14, 2016.

2 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Funds”).

80	PIMCO CLOSED-END FUNDS

General Information

Investment Manager

Pacific Investment Management Company LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent, Dividend Paying Agent and Registrar

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, and PIMCO New York Municipal Income Fund III.

CEF3012AR_123116

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial & accounting officer. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the principal executive officer or principal financial & accounting officer during the period covered by this report.

A copy of the Code is included as an exhibit to this report.

Item 3.	Audit Committee Financial Expert.

(a) The Board of Trustees has determined that James A. Jacobson, who serves on the Board’s Audit Oversight Committee, qualifies as an “audit committee financial expert” as such term is defined in the instructions to this Item 3. The Board has also determined that Mr. Jacobson is “independent” as such term is interpreted under this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a)	Fiscal Year Ended	Audit Fees
	December 31, 2016	$ 25,840
	December 31, 2015	$ 23,532
(b)	Fiscal Year Ended	Audit-Related Fees
	December 31, 2016	$ 9,500
	December 31, 2015	$ 8,584
(c)	Fiscal Year Ended	Tax Fees
	December 31, 2016	$ —
	December 31, 2015	$ 12,450
(d)	Fiscal Year Ended	All Other Fees(1)
	December 31, 2016	$ —
	December 31, 2015	$ —

“Audit Fees” represents fees billed for each of the last two fiscal years for professional services rendered for the audit and review of the Registrant’s annual financial statements for those fiscal years or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years.

“Audit-Related Fees” represents fees billed for each of the last two fiscal years for assurance and related services that are reasonably related to the performance of the audit or review of the Registrant’s financial statements, but not reported under “Audit Fees” above, and that include accounting consultations, agreed-upon procedure reports (inclusive of annual review of basic maintenance testing associated with the Preferred Shares), attestation reports and comfort letters for those fiscal years.

“Tax Fees” represents fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, and tax distribution and analysis reviews. The amounts under “Tax Fees” shown above have been updated from amounts shown in prior filings of this report, as applicable, due to changes in how certain fees are categorized for these purposes.

“All Other Fees” represents fees, if any, billed for other products and services rendered by the principal accountant to the Registrant other than those reported above under “Audit Fees,” “Audit-Related Fees” and “Tax Fees” for the last two fiscal years.

(1)There were no “All Other Fees” for the last two fiscal years.

(e)	Pre-approval policies and procedures

(1) The Registrant’s Audit Oversight Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Audit Oversight Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services provided directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Oversight Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Oversight Committee may annually pre-approve a list of types or categories of non-audit services that may be provided to the Registrant or its Service Affiliates, or the Audit Oversight Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Oversight Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Oversight Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Oversight Committee, subject to the ratification by the full Audit Oversight Committee no later than its next scheduled meeting.

(2) With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Oversight Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

f)	Not applicable.

g)

	Aggregate Non-Audit Fees Billed to Entity*
Entity	December 31, 2016	December 31, 2015

PIMCO New York Municipal Income Fund	$9,500	$21,034
Pacific Investment Management Company LLC (“PIMCO”)	6,210,720	9,180,305

Total	$6,220,220	$9,201,339

*The amounts have been updated from amounts shown in prior filings of this report, as applicable, due to changes in how certain fees are categorized for these purposes.

h)	The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The audit committee is comprised of:

Deborah A. DeCotis;

Bradford K. Gallagher;

James A. Jacobson;

Hans W. Kertess;

William B. Ogden, IV; and

Alan Rappaport.

Item 6.	Schedule of Investments.

The Schedule of Investments is included as part of the reports to shareholders under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Advisers Act. In addition to covering the voting of equity securities, the Proxy Policy also applies generally to voting and/or consent rights of fixed income securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures. The Proxy Policy does not apply, however, to consent rights that primarily entail decisions to buy or sell investments, such as tender or exchange offers, conversions, put options, redemption and Dutch auctions. The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights (collectively, “proxies”) are exercised in the best interests of accounts.

With respect to the voting of proxies relating to equity securities, PIMCO has selected an unaffiliated third party proxy research and voting service (“Proxy Voting Service”), to assist it in researching and voting proxies. With respect to each proxy received, the Proxy Voting Service researches the financial implications of the proposals and provides a recommendation to PIMCO as to how to vote on each proposal based on the Proxy Voting Service’s research of the individual facts and circumstances and the Proxy Voting Service’s application of its research findings to a set of guidelines that have been approved by PIMCO. Upon the recommendation of the applicable portfolio managers, PIMCO may determine to override any recommendation made by the Proxy Voting Service. In the event that the Proxy Voting Service does not provide a recommendation with respect to a proposal, PIMCO may determine to vote on the proposals directly.

With respect to the voting of proxies relating to fixed income securities, PIMCO’s fixed income credit research group (the “Credit Research Group”) is responsible for researching and issuing recommendations for voting proxies. With respect to each proxy received, the Credit Research Group researches the financial implications of the proxy proposal and makes voting recommendations specific for each account that holds the related fixed income security. PIMCO considers each proposal regarding a fixed income security on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. Upon the recommendation of the applicable portfolio managers, PIMCO may determine to override any recommendation made by the Credit Research Group. In the event that the Credit Research Group does not provide a recommendation with respect to a proposal, PIMCO may determine to vote the proposal directly.

PIMCO may determine not to vote a proxy for an equity or fixed income security if: (1) the effect on the applicable account’s economic interests or the value of the portfolio holding is insignificant in relation to the account’s portfolio; (2) the cost of voting the proxy outweighs the possible benefit to the applicable account, including, without limitation, situations where a jurisdiction imposes share blocking restrictions which may affect the ability of the portfolio managers to effect trades in the related security; or (3) PIMCO otherwise has determined that it is consistent with its fiduciary obligations not to vote the proxy.

In the event that the Proxy Voting Service or the Credit Research Group, as applicable, does not provide a recommendation or the portfolio managers of a client account propose to override a recommendation by the Proxy Voting Service, or the Credit Research Group, as applicable, PIMCO will review the proxy to determine whether there is a material conflict between PIMCO and the applicable account or among PIMCO-advised accounts. If no material conflict exists, the proxy will be voted according to the portfolio managers’ recommendation. If a material conflict does exist, PIMCO will seek to resolve the conflict in good faith and in the best interests of the applicable client account, as provided by the Proxy Policy. The Proxy Policy permits PIMCO to seek to resolve material conflicts of interest by pursuing any one of several courses of action. With respect to material conflicts of interest between PIMCO and a client account, the Proxy Policy permits PIMCO to either: (i) convene a committee to assess and resolve the conflict (the “Proxy Conflicts Committee”); or (ii) vote in accordance with protocols previously established by the Proxy Policy, the Proxy Conflicts Committee and/or other relevant procedures approved by PIMCO’s Legal and Compliance department with respect to specific types of conflicts. With respect to material conflicts of interest between one or more PIMCO-advised accounts, the Proxy Policy permits PIMCO to: (i) designate a PIMCO portfolio manager who is not subject to the conflict to determine how to vote the proxy if the conflict exists between two accounts with at least one portfolio manager in common; or (ii) permit the respective portfolio managers to vote the proxies in accordance with each client account’s best interests if the conflict exists between client accounts managed by different portfolio managers.

PIMCO will supervise and periodically review its proxy voting activities and the implementation of the Proxy Policy. PIMCO’s Proxy Policy, and information about how PIMCO voted a client’s proxies, is available upon request.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)

As of February 28, 2017, the following individual has primary responsibility for the day-to-day implementation of the PIMCO New York Municipal Income Fund (the “Fund”):

David Hammer

Mr. Hammer has been a portfolio manager of the Fund since August 2015. Mr. Hammer is an executive vice president in the New York office and head of municipal bond portfolio management. He rejoined PIMCO in 2015 from Morgan Stanley, where he was managing director and head of municipal trading, risk management and research. Previously at PIMCO, he was a senior vice president and municipal bond portfolio manager, and prior to joining PIMCO in 2012, he was an executive director and head of the high yield and distressed municipal bond trading group at Morgan Stanley.

(a)(2)

The following summarizes information regarding each of the accounts, excluding the Fund, managed by the Portfolio Manager as of December 31, 2016, including accounts managed by a team, committee, or other group that includes the Portfolio Manager. Unless mentioned otherwise, the advisory fee charged for managing each of the accounts listed below is not based on performance.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
PM	#	AUM($million)	#	AUM($million)	#	AUM($million)
David Hammer	14	3,594.05	0	0.00	14	2,064.99

From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Fund, track the same index as the Fund or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund. Potential and actual conflicts of interest may also arise as a result of PIMCO serving as investment adviser to accounts that invest in the Fund. In this case, such conflicts of interest could in theory give rise to incentives for PIMCO to, among other things, vote proxies of the Fund in a manner beneficial to the investing account but detrimental to the Fund. Conversely, PIMCO’s duties to the Fund, as well as regulatory or other limitations applicable to the Fund, may affect the courses of action available to PIMCO-advised accounts (including certain funds) that invest in the Fund in a manner that is detrimental to such investing accounts.

Because PIMCO is affiliated with Allianz, a large multi-national financial institution, conflicts similar to those described below may occur between the Fund and other accounts managed by PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to the Fund or other accounts managed by PIMCO. In many cases, PIMCO will not be in a position to mitigate those actions or address those conflicts, which could adversely affect the performance of the Fund or other accounts managed by PIMCO.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of the Fund. Because of their positions with the Fund, the portfolio managers know the size, timing and possible market impact of the Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. In addition, regulatory issues applicable to PIMCO or the Fund or other accounts may result in the Fund not receiving securities that may otherwise be appropriate for it. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Fund and certain pooled investment vehicles, including investment opportunity allocation issues.

Conflicts potentially limiting the Fund’s investment opportunities may also arise when the Fund and other PIMCO clients invest in different parts of an issuer’s capital structure, such as when the Fund owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other PIMCO clients or PIMCO may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting the Fund’s investment opportunities. Additionally, if PIMCO acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager may be restricted from purchasing securities or selling securities for the Fund. Moreover, the Fund or other accounts managed by PIMCO may invest in a transaction in which one or more other funds or accounts managed by PIMCO are expected to participate, or already have made or will seek to make, an investment. Such funds or accounts may have conflicting interests and objectives in connection with such investments, including, for example and without limitation, with respect to views on the operations or activities of the issuer involved, the targeted returns from the investment, and the timeframe for, and method of, exiting the investment. When making investment decisions where a conflict of interest may arise, PIMCO will endeavor to act in a fair and equitable manner as between the Fund and other clients; however, in certain instances the resolution of the conflict may result in PIMCO acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of the Fund.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Fund and certain pooled investment vehicles on a fair and equitable basis over time.

(a)(3)

As of December 31, 2016, the following explains the compensation structure of the individual who has primary responsibility for day-to-day portfolio management of the Fund:

Portfolio Manager Compensation

PIMCO has adopted a Total Compensation Plan for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes an incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary and discretionary performance bonuses, and may include an equity or long term incentive component.

Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

Key Principles on Compensation Philosophy include:

•	PIMCO’s pay practices are designed to attract and retain high performers.

•	PIMCO’s pay philosophy embraces a corporate culture of rewarding strong performance, a strong work ethic and meritocracy.

•	PIMCO’s goal is to ensure key professionals are aligned to PIMCO’s long-term success through equity participation.

•	PIMCO’s “Discern and Differentiate” discipline is exercised where individual performance rating is used for guidance as it relates to total compensation levels.

The Total Compensation Plan consists of the following components:

Base Salary – Base salary is determined based on core job responsibilities, positions/levels and market factors. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or position, or a significant change in market levels.

Performance Bonus – Performance bonuses are designed to reward individual performance. Each professional and his or her supervisor will agree upon performance objectives to serve as a basis for performance evaluation during the year. The objectives will outline individual goals according to pre-established measures of the group or department success. Achievement against these goals as measured by the employee and supervisor will be an important, but not exclusive, element of the bonus decision process. Award amounts are determined at the discretion of the Compensation Committee (and/or certain senior portfolio managers, as appropriate) and will also consider firm performance.

Deferred Compensation – M Options and/or Long-Term Incentive Plan (LTIP) is awarded to key professionals. Employees who reach a total compensation threshold are delivered their annual compensation in a mix of cash and/or deferred compensation. PIMCO incorporates a progressive allocation of deferred compensation as a percentage of total compensation, which is in line with market practices.

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The M Unit program provides mid-to-senior level employees with the potential to acquire an equity stake in PIMCO over their careers and to better align employee incentives with the firm’s long-term results. In the program, options are awarded and vest over a number of years and may convert into PIMCO equity which shares in the profit distributions of the firm. M Units are non-voting common equity of PIMCO and provide a mechanism for individuals to build a significant equity stake in PIMCO over time.

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The LTIP provides deferred cash awards that appreciate or depreciate based on PIMCO’s operating earnings over a rolling three-year period. The plan provides a link between longer term company performance and participant pay, further motivating participants to make a long-term commitment to PIMCO’s success.

•	Participation in M Unit program and LTIP is contingent upon continued employment at PIMCO.

In addition, the following non-exclusive list of qualitative criteria may be considered when specifically determining the total compensation for portfolio managers:

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3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups;

•	Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•	Amount and nature of assets managed by the portfolio manager;

•	Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•	Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•	Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•	Contributions to asset retention, gathering and client satisfaction;

•	Contributions to mentoring, coaching and/or supervising; and

•	Personal growth and skills added.

A portfolio manager’s compensation is not based directly on the performance of any Fund or any other account managed by that portfolio manager. They are also evaluated against some of the non-exclusive list of qualitative criteria listed above.

Profit Sharing Plan. Portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Compensation Committee, based upon an individual’s overall contribution to the firm.

(a)(4)

The following summarizes the dollar range of securities of the Fund the Portfolio Manager beneficially owned as of December 31, 2016:

Portfolio Manager	Dollar Range of Equity Securities of the Fund Owned as of December 31, 2016
David Hammer	$0.00

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

Item 11.	Controls and Procedures.

(a)	The principal executive officer and principal financial & accounting officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) provide reasonable assurances that material information relating to the Registrant is made known to them by appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Exhibit 99.CODE— Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.

(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO New York Municipal Income Fund

By:	/s/ PETER G. STRELOW
Peter G. Strelow
President (Principal Executive Officer)

Date:	February 28, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ PETER G. STRELOW
Peter G. Strelow
President (Principal Executive Officer)

Date:	February 28, 2017

By:	/s/ WILLIAM G. GALIPEAU
William G. Galipeau
Treasurer (Principal Financial & Accounting Officer)

Date:	February 28, 2017